UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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EMCORE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

EMCORE CORPORATION

2015 W. Chestnut Street

Alhambra, California 91803

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FRIDAY, MARCH 15, 2024

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on March 15, 2024: Our 2023 Annual Report and the accompanying proxy materials are available at https://www.proxydocs.com/EMKR.

To Our Shareholders:

The 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of EMCORE Corporation (“we,” “us,” “our,” “EMCORE” or the “Company”) will be held at 8:00 A.M. Pacific Time on Friday, March 15, 2024, at the Hilton Pasadena, 168 S. Los Robles Ave., Pasadena, CA 91101, for the following purposes:

(1)

To elect the six (6) director nominees named in the attached Proxy Statement to the Board of Directors of the Company (the “Board of Directors”) for a one-year term expiring at the Company’s 2025 Annual Meeting of Shareholders or until their respective successors are duly qualified and elected;

(2)

To approve an amendment to the EMCORE Corporation Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to effect, at the sole discretion of the Board of Directors, a reverse stock split of the Company’s outstanding common stock, no par value (“Common Stock”), at a ratio ranging from 5:1 to 12:1, with such ratio to be determined by the Board of Directors;

(3)

To approve, subject to the Board of Directors’ discretion to adopt, an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 shares to 150,000,000 shares;

(4)	To ratify the approval of the Company’s Section 382 Tax Benefits Preservation Plan (the “Section 382 Tax Benefits Preservation Plan”);

(5)

To approve an amendment to the EMCORE Corporation Amended and Restated 2019 Equity Incentive Plan (the “2019 Equity Incentive Plan”) to increase the number of shares of Common Stock available for issuance under the 2019 Equity Incentive Plan by 7,890,000 shares;

(6)	To approve, on an advisory basis, the executive compensation of the Company’s named executive officers;

(7)	To ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024 (“fiscal 2024”); and

(8)	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on January 16, 2024 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Whether or not you expect to be present at the Annual Meeting, please submit your proxy or voting instructions as promptly as possible to instruct how your shares are to be voted at the Annual Meeting in order to assure the presence of a quorum at the Annual Meeting. You may vote by telephone, Internet or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form. If you vote by telephone or Internet, you do not have to separately mail a proxy or voting instruction form.

By Order of the Board of Directors,
/s/ Ryan Hochgesang
Ryan Hochgesang
Secretary

January [26], 2024

Alhambra, California

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING. REGARDLESS OF WHETHER OR NOT YOU ATTEND THE MEETING. ALL SHAREHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON JANUARY 16, 2024 ARE RESPECTFULLY URGED TO SUBMIT A PROXY OR VOTING INSTRUCTIONS AS PROMPTLY AS POSSIBLE TO INSTRUCT HOW THEIR SHARES ARE TO BE VOTED AT THE ANNUAL MEETING.

EMCORE CORPORATION

PROXY STATEMENT

EMCORE CORPORATION

2015 W. Chestnut Street

Alhambra, California 91803

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

March 15, 2024

This Proxy Statement is being furnished to shareholders of EMCORE Corporation (“we,” “us,” “our,” “EMCORE” or the “Company”) as of the close of business on January 16, 2024 (the “Record Date”), in connection with the solicitation on behalf of the Board of Directors of the Company (the “Board of Directors”) of proxies for use at the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 8:00 A.M. Pacific Time, on March 15, 2024, at the Hilton Pasadena, 168 S. Los Robles Ave., Pasadena, CA 91101, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the related proxy materials are first being furnished to shareholders beginning on or about January [26], 2024. Shareholders should review the information provided herein in conjunction with the Company’s 2023 Annual Report.

INTERNET AVAILABILITY OF PROXY MATERIALS

This Proxy Statement and the Company’s 2023 Annual Report for the fiscal year ended September 30, 2023 (“fiscal 2023”) are available on the Internet at www.proxydocs.com/EMKR. These materials will also be available under the “Investors” tab on our corporate website (www.emcore.com) beginning on or about January [26], 2024. The other information on our corporate website does not constitute part of this Proxy Statement.

The Company has elected to furnish its proxy materials over the Internet in accordance with applicable rules of the Securities and Exchange Commission (the “SEC”) rather than mailing paper copies of this Proxy Statement and the Company’s 2023 Annual Report to all shareholders. On or about January [26], 2024, the Company commenced the mailing to its shareholders of a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) directing shareholders to the website referenced above where they can access this Proxy Statement and the Company’s 2023 Annual Report and view instructions on how to submit a proxy or voting instructions via the Internet or by telephone. If shareholders wish to receive a paper copy of the Company’s proxy materials, please follow the instructions included in the Notice of Internet Availability. Shareholders who have elected not to receive a Notice of Internet Availability or delivery of their proxy materials electronically by e-mail will receive a printed copy of the proxy materials by mail.

PURPOSES OF THE MEETING

At the Annual Meeting, the Company’s shareholders will consider and vote upon the following matters:

(1)

Election of the six (6) director nominees named in this Proxy Statement to the Board of Directors for a one-year term expiring at the Company’s 2025 Annual Meeting of Shareholders or until their respective successors are duly qualified and elected;

(2)

Approval of an amendment to the Certificate of Incorporation to effect, at the sole discretion of the Board of Directors, a reverse stock split of the outstanding Common Stock at a ratio ranging from 5:1 to 12:1, with such ratio to be determined by the Board of Directors;

(3)

Approval of, subject to the Board of Directors’ discretion to adopt, an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 shares to 150,000,000 shares;

(4)	Ratification of the approval of the Company’s Section 382 Tax Benefits Preservation Plan;

(5)	Approval of an amendment to the 2019 Equity Incentive Plan to increase the number of shares of Common Stock available for issuance under the 2019 Equity Incentive Plan by 7,890,000 shares;

(6)	Approval, on an advisory basis, of the executive compensation of the Company’s named executive officers;

(7)	Ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for fiscal 2024; and

(8)	Transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Unless contrary instructions are indicated on the proxy you submit, all shares represented by valid proxies received pursuant to this solicitation (and that have not been revoked in accordance with the procedures set forth below) will be voted in accordance with the recommendation of the Board of Directors as follows:

•	FOR the election to the Board of Directors of each of the six (6) nominees for director named in this Proxy Statement (Proposal I);

•	FOR the approval of an amendment to the Certificate of Incorporation to effect a reverse stock split (Proposal II);

•	FOR the approval of an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock (Proposal III);

•	FOR the ratification of the approval of the Section 382 Tax Benefits Preservation Plan (Proposal IV);

•	FOR the approval of an amendment to the 2019 Equity Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder (Proposal V);

•	FOR the approval, on an advisory basis, of the Company’s executive compensation (Proposal VI); and

•	FOR the ratification of CohnReznick LLP as the Company’s independent registered public accounting firm for fiscal 2024 (Proposal VII).

In the event a shareholder specifies a different choice by means of a properly submitted proxy, such shareholder’s shares will be voted in accordance with the specification so made. In addition, your shares will be voted as the proxyholders may determine in their discretion upon any other proposals as may properly come before the Annual Meeting.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

As of the close of business on the Record Date, the Company had [77,303,718] shares of Common Stock outstanding. Each shareholder of record on the Record Date is entitled to one vote on all matters presented at the Annual Meeting for each share of Common Stock held by such shareholder. The presence, either in person or by properly executed proxy, of the holders of the majority of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Attendance at the Annual Meeting will be limited to shareholders as of the Record Date, their authorized representatives, and guests of the Company.

If your shares of Common Stock are registered directly in your name with Equiniti Trust Company, LLC, as of the Record Date, you may vote:

(1)	By Internet: Go to www.proxypush.com/EMKR and follow the instructions;

(2)	By Telephone: Call toll-free to 1-855-635-6594 and follow the instructions;

(3)	By Mail: If you requested a copy of the proxy materials by mail, complete, sign, date and return your proxy card in the envelope supplied to you with the written proxy materials; or

(4)	In Person: Attend the Annual Meeting and vote by ballot provided at the Annual Meeting.

If your shares are held by a bank, broker or other nominee, you are a beneficial owner of those shares rather than a shareholder of record. If you are a beneficial owner, your bank, broker or other nominee will forward you the Notice of Internet Availability or a complete set of the proxy materials, together with a voting instruction form. As a beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by following the voting instructions provided by your bank, broker or other nominee. Please refer to the proxy materials forwarded by your bank, broker or other nominee for instructions regarding the methods available to vote your shares (Internet, telephone or mail). Please note that if your shares of Common Stock are held by a bank, broker or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a “legal proxy” from the bank, broker or other nominee that holds your shares giving you the right to vote in person at the Annual Meeting.

Except as noted below, if you are a holder of record, you may use the Internet or any telephone to transmit your voting instructions or, if you received a printed set of the proxy materials, you may vote by mail by completing, signing, dating and returning the proxy card enclosed with the proxy materials you received before the polls close at the Annual Meeting. If you are a shareholder of record, your proxy, whether submitted by telephone, via the Internet or by mail, may nevertheless be changed or revoked at any time prior to the voting thereof at the Annual Meeting at your discretion either by (i) sending to the Company’s Secretary a written notice of revocation, (ii) by voting the shares covered thereby in person at the Annual Meeting or (iii) by submitting another proxy dated subsequent to the date of the initial proxy. Please note that attendance at the Annual Meeting will not by itself constitute revocation of a proxy. If you are a beneficial owner, please refer to the voting instructions provided by the bank, broker or other nominee that holds your shares for information about the deadline for voting and instructions on how to change or revoke any previously submitted voting instructions.

The vote required for approval of each of the proposals before the shareholders at the Annual Meeting is as follows (and as summarized in the table below):

For Proposal I — Election of Directors, each nominee for director will be elected by a plurality of the votes cast in person or by proxy at the Annual Meeting. Each shareholder may vote the number of shares of Common Stock held as of the Record Date by that shareholder for the nominees or may withhold voting such shares from the nominees. Shareholders may vote “FOR” or “WITHHOLD” authority to vote for each of the nominees. The six (6) nominees who receive the most votes that are properly cast at the Annual Meeting will be elected to the Board of Directors.

For each of Proposal II — Approval of an Amendment to the Certificate of Incorporation to Effect a Reverse Stock Split, Proposal III — Approval of an Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock, Proposal IV – Ratification of the Approval of the Section 382 Tax Benefits Preservation Plan, Proposal V — Approval of an Amendment to the 2019 Equity Incentive Plan, Proposal VI — Advisory Vote on Executive Compensation and Proposal VII — Ratification of the Appointment of Independent Registered Public Accounting Firm, an affirmative vote of a majority of the votes cast by the holders of shares entitled to vote on such proposal at the Annual Meeting is required to approve each such proposal. Each shareholder may vote “FOR”, vote “AGAINST” or “ABSTAIN” from voting on each of these proposals.

Proposal(s):	Vote Required:
Proposal I — Election of Directors	Plurality of the votes cast
Proposal II — Approval of an Amendment to the Certificate of Incorporation to Effect a Reverse Stock Split	Affirmative vote of a majority of the votes cast by the holders of shares entitled to vote at the Annual Meeting
Proposal III — Approval of an Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock
Proposal IV — Ratification of the Approval of the Section 382 Tax Benefits Preservation Plan
Proposal V — Approval of an Amendment to the 2019 Equity Incentive Plan
Proposal VI — Advisory Vote on Executive Compensation
Proposal VII — Ratification of the Appointment of Independent Registered Public Accounting Firm

A broker non-vote occurs when banks, brokers or other nominees who hold shares in street name for a beneficial owner of the shares, who have not received voting instructions from the beneficial owner of the shares, do not vote on a non-routine proposal because the bank, broker, or other nominee does not have discretionary authority to vote on such proposal, but the bank, broker, or other nominee does exercise its discretionary authority to vote the beneficial holder’s shares on at least one “routine” matter at the Annual Meeting. Proposal VII — Ratification of the Appointment of Independent Registered Public Accounting Firm is considered a “routine” matter under applicable stock exchange rules while the other proposals at the Annual Meeting are considered “non-routine.” If you hold your shares through a bank, broker, or other nominee and do not provide voting instructions to the bank, broker, or other nominee, then under applicable stock exchange rules governing your bank, broker, or other nominee, the bank, broker, or other nominee may vote your shares in its discretion with respect to Proposal VII above, but may not vote your shares with respect to any of the other proposals. If no voting instructions are received by the broker that holds your shares and your broker exercises its discretion to vote your shares on Proposal VII, your shares will constitute a broker non-vote on each of Proposals I, II, III, IV, V and VI.

In regards to Proposal I — Election of Directors, any shares not voted “FOR” a particular nominee (whether as a result of “WITHHOLD” votes or broker non-votes) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. In regards to each of Proposal II — Amendment to the Certificate of Incorporation to Effect a Reverse Stock Split, Proposal III — Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock, Proposal IV — Ratification of the Approval of the Section 382 Tax Benefits Preservation Plan, Proposal V — Approval of an Amendment to the 2019 Equity Incentive Plan and Proposal VI — Advisory Vote on Executive Compensation, broker non-votes are not considered votes cast and, therefore, they do not have any effect on the voting results for these proposals. Broker non-votes do not exist for Proposal VII — Ratification of the Appointment of Independent Registered Public Accounting Firm, as that proposal is considered a “routine” matter. Abstentions are not treated as votes cast at the Annual Meeting, and therefore will have no effect on the outcome of the vote for any of Proposals II, III, IV, V, VI and VII. Withhold votes, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the meeting.

Please note that the proposals regarding the ratification of the appointment of our independent registered public accounting firm and approval of executive compensation are advisory only and will not be binding on the Company or the Board of Directors. The results of the votes on those advisory proposals will be taken into consideration by the Company, the Board of Directors or the appropriate committee of the Board of Directors, as applicable, when making future decisions regarding these matters.

Please note that the proposals regarding the ratification of the appointment of our independent registered public accounting firm and approval of executive compensation are advisory only and will not be binding on the Company or the Board of Directors. The results of the votes on those advisory proposals will be taken into consideration by the Company, the Board of Directors or the appropriate committee of the Board of Directors, as applicable, when making future decisions regarding these matters.

INFORMATION CONCERNING THE PROXY SOLICITATION

The cost of preparing and making available this Proxy Statement, the Notice of Annual Meeting of Shareholders, and other related proxy materials is borne by the Company. In addition to the use of the Internet, employees of the Company may solicit proxies personally and by telephone. The Company’s employees will receive no compensation for soliciting proxies other than their regular salaries. Solicitation of proxies may be made by additional mailings, electronic mail, telephone or in person by directors, officers or regular employees of the Company. The Company may request banks, brokers and other custodians, nominees, and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company will reimburse such persons for their expenses in so doing. We have also retained [Alliance Advisors LLC] to assist in the solicitation of proxies and related services, for a fee estimated to be approximately $[20,000] plus an amount to cover expenses. In addition, we have agreed to indemnify Alliance Advisors LLC against certain liabilities arising out of or in connection with their engagement.

PROPOSAL I:

ELECTION OF DIRECTORS

Each of the incumbent directors on the Board of Directors standing for re-election, Mr. Cletus C. Glasener, Mr. Bruce E. Grooms, Ms. Noel Heiks, Mr. Rex S. Jackson, Mr. Jeffrey Rittichier and Mr. Jeffrey J. Roncka, are being nominated for election to the Board of Directors for a one-year term (expiring at the Company’s 2025 Annual Meeting of Shareholders) or until his or her respective successor is duly qualified and elected. Any director elected to fill a vacancy of the Board of Directors will be elected to serve until the next annual meeting of shareholders. Mr. Cletus C. Glasener, Mr. Bruce E. Grooms, Ms. Noel Heiks, Mr. Rex S. Jackson, Mr. Jeffrey Rittichier and Mr. Jeffrey J. Roncka are each a current director and have each consented to serve as a director if elected.

Our previous Board Chairman, Mr. Stephen L. Domenik, served as a director since 2013, and therefore, under the requirements set forth in our Amended and Restated Bylaws and Corporate Governance Guidelines, was not eligible to seek reelection to the Board of Directors at the Annual Meeting as a result of having served on the Board of Directors for more than ten consecutive years. Mr. Domenik resigned from the Board of Directors, effective January 10, 2024, and the Board of Directors appointed Mr. Cletus C. Glasner as Chairman of the Board of Directors.

The following table sets forth certain information regarding each of the director nominees:

Name and Other Information	Age	Principal Occupation	Served as Director Since

Cletus C. Glasener(1)(9)(10)	65	Chief Financial Officer, Leonardo US Corporation	2024

Bruce E. Grooms(3)(6)(8)(9)(10)	65	Vice President and General Manager of the Marine Services Division, Delphinus Engineering, Inc.	2019

Noel Heiks(6)(9)(10)	53	Managing Partner at Kirenaga Management Group, Inc.	2019

Rex S. Jackson(2)(4)(5)(7)(10)	63	Former Chief Financial Officer, Chargepoint, Inc.	2015

Jeffrey Rittichier	64	Chief Executive Officer, EMCORE Corporation	2015

Jeffrey J. Roncka(5)(10)	54	President and Founder, Sabot Advisors, LLC	2024

(1)	Chairman of the Board (effective January 10, 2024)
(2)	Chairman of Audit Committee
(3)	Chairman of Nominating and Corporate Governance Committee
(4)	Chairman of Compensation Committee
(5)	Chairman of Strategy and Alternatives Committee
(6)	Member of Audit Committee
(7)	Member of Nominating and Corporate Governance Committee
(8)	Member of Compensation Committee
(9)	Member of Strategy and Alternatives Committee
(10)	Determined by the Board of Directors to be an independent director according to the rules of The Nasdaq Stock Market LLC (“Nasdaq”) and the Company’s Amended and Restated Bylaws

The following matrix discloses the gender and demographic backgrounds of our Board of Directors, including the nominees for election to the Board of Directors at the Annual Meeting, as self-identified by its members in accordance with Nasdaq rules.

Board Diversity Matrix (As of January [16], 2024)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5	—	—

Part II: Demographic Background
African American or Black	—	1	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+			—
Did Not Disclose Demographic Background			—

If any of the nominees shall become unable or unwilling for good cause to serve as director if elected, the proxies will be voted for the election of such other person as the Board of Directors may select to fill the vacancy or for the balance of the nominees, leaving a vacancy. The Board of Directors has no reason to believe that the director nominees for election at the Annual Meeting will be unwilling or unable to serve if elected as a director.

Directors and Executive Officers

Set forth below is certain information with respect to members of the Company’s Board of Directors, including the nominees for election to the Board of Directors at the Annual Meeting, and the other executive officers of the Company. Ages are listed as of the Record Date. There are no family relationships among any of our directors or executive officers.

Directors

CLETUS C. GLASENER, 65, has served as a director of the Company since January 2024. Mr. Glasener has over 30 years of experience within the aerospace, defense, technology and security industries. From April 2023 to December 2023, he served as the Chief Financial Officer (“CFO”) of Leonardo US Corporation, a subsidiary of Leonardo S.p.A., a multinational company specializing in aerospace, defense and security. Prior to that, Mr. Glasener served as the CFO of Elbit Systems of America, LLC, a subsidiary of Elbit Systems Ltd. (Nasdaq: ESLT), an international military technology company and defense contractor, from 2009 to December 2021. Prior to Elbit, served as CFO and Vice President of Finance of the Vertex Division of L3 Technologies, Inc., a subsidiary of L3Harris Technologies, Inc. (NYSE: LHX), an American technology company, defense contractor, and information technology services provider, from 2008 to 2009 and as CFO, Vice President of Finance and Corporate Secretary of Collins Industries, Inc., a manufacturer of buses, ambulances and terminal trucks, from 2005 to 2006. He also previously served for over 20 years in roles of increasing seniority at Vought Aircraft Industries, Inc., a manufacturer of aerostructures for commercial, military and business jet aircraft, including as Manager of Finance, Manager of Financial Reporting & Planning, Director of Financial Planning, Reporting and Analysis and Vice President, Corporate Controller and Treasurer. Mr. Glasener currently serves as member of the board of directors of Wireless Foods Enterprises Ltd., a private U.K. company with ghost kitchen and food service operations in South America, since August 2022. Previously, he served as a member of the board of directors of TAC Winddown Corp. (formerly Thayer Aerospace, L.C.), a manufacturer of aircraft parts and equipment, from 2006 to 2015, including as Chairman from 2007 to 2015, and UAS Dynamics, LLC, a joint venture established by Elbit and General Dynamics Armament and Technical Products, Inc., from 2009 to 2011. Mr. Glasener also currently and has previously served on the boards of directors of various non-profit organizations, including the Leukemia & Lymphoma Society from June 2018 to present and Family Legacy Missions International from 2013 to 2015. Mr. Glasener holds an M.B.A. from the University of Missouri-St. Louis and a B.A. in Economics from Washington University in St. Louis. Mr. Glasener is a Certified Public Accountant, Certified Management Accountant and Chartered Global Management Accountant. He is also certified in Financial Management. Mr. Glasener’s significant experience holding executive and senior positions within the aerospace, defense, technology and security industries and general business acumen were the primary qualifications that the Board of Directors considered in concluding that he should serve as a director of the Company.

BRUCE E. GROOMS, 65, has served as a director of the Company since June 2019. Mr. Grooms has extensive senior management and executive experience in both the private sector and the U.S. Navy. Since December 2020, Mr. Grooms has served as the Vice President and General Manager of the Marine Services Division for Delphinus Engineering, Inc., a company that specializes in ship repair and maintenance. Prior to joining the Company, Mr. Grooms served as Vice President of the U.S. Business Development Navy and Marine Corps Program at Raytheon Technologies Corporation (“Raytheon”) (NYSE: RTX), an aerospace and defense manufacturer, from December 2015 until June 2019, where he was responsible for identifying and pursuing U.S. Navy and Marine Corps business growth opportunities for Raytheon and was one of its primary contacts with Navy customers, pursuing opportunities in the evolving cyber area, undersea growth and next-generation strike weapons. Prior to joining Raytheon, Mr. Grooms served in the U.S. Navy, retiring as a Vice Admiral following a 35-year U.S. Navy career. Mr. Grooms’ U.S. Navy service included the positions of Deputy Chief of Staff for Capability Development at the NATO Allied Command Transformation, Joint Staff Director and Assistant Deputy for Operations, Plans and Strategy for the Chief of Naval Operations’ staff, and Deputy Director and subsequently Director of the Submarine Warfare Division. He also served as Senior Inspector for the Nuclear Propulsion Examining Board, Senior Military Assistant to the Under Secretary of Defense for Policy, and Company Officer and Commandment of Midshipmen at the U.S. Naval Academy. Since July 2022, Mr. Grooms has served as a director of Vista Outdoor, Inc. (NYSE: VSTO), a designer, manufacturer and marketer of sporting and outdoor products, and currently serves on the management development and compensation committee and the audit committee of its board of directors. Mr. Grooms holds a B.S. in Aerospace Engineering from the U.S. Naval Academy and earned a master’s degree in national security and strategic studies from the Naval War College, graduating with distinction, and later attended Stanford University as a National Security Fellow. Mr. Grooms’ significant leadership experience, extensive knowledge of the defense industry and general business acumen were the primary qualifications that the Board of Directors considered in concluding that he should serve as a director of the Company.

NOEL HEIKS, 53, has served as a director since September 2019. Ms. Heiks has extensive executive management and entrepreneurial experience in high tech companies, including defense and optoelectronics companies. Since February 2022, Ms. Heiks has been a Managing Partner at Kirenaga Management Group, Inc., a venture capital firm focused on investing in deep-tech. In August 2021, Ms. Heiks founded Azultera Inc., a company that unlocks airborne artificial intelligence capabilities/climate-smart agriculture company, and served as its Chief Executive Officer from January 2021 until December 2021, prior to its acquisition by Censys Technologies Corporation (“Censys”) in February 2022. Since June 2020, Ms. Heiks has served on the board of directors of Censys, a developer of industrial drones and remote sensing solutions for unmanned aerial systems. From March 2018 to April 2019, Ms. Heiks served as President and Chief Operating Officer of Duos Technologies Group Inc. (Nasdaq: DUOT), a leader in artificial intelligence and machine learning for inspection and security applications. From August 2017 until March 2018, Ms. Heiks served as Interim Chief Executive Officer of MVTRAK, an early stage health monitoring company. In 2008, Ms. Heiks founded Nuvotronics Inc., a manufacturer of radar and wireless systems for defense and telecom organizations, serving as its Chief Executive

Officer and then board member until its acquisition by Cubic Corporation in March 2019. In 1996, Ms. Heiks founded Haleos Inc., a manufacturer of microfabricated optoelectronics components, and served as its Vice President until its acquisition by Rohm and Haas Co. (“Rohm and Haas”) in 2002, where she went on to serve as Marketing Director of Rohm and Haas (now Dow Chemical Company) from 2002 until 2007. Ms. Heiks holds a B.S. in Physics and an M.S. in Electrical Engineering from Virginia Tech University and holds approximately 30 awarded or pending patents. Ms. Heiks’ extensive executive management and entrepreneurial experience in high tech companies, including defense and optoelectronics companies, and general business acumen were the primary qualifications that the Board of Directors considered in concluding that she should serve as a director of the Company.

REX S. JACKSON, 63, has served as a director of the Company since December 2015. From May 2018 until November 2023, Mr. Jackson served as CFO of Chargepoint Inc. (NYSE: CHPT), a publicy-traded provider of charging solutions for electric vehicles. Mr. Jackson previously served as CFO of Gigamon Inc., a developer of network and security visibility solutions, from October 2016 until April 2018, as CFO of Rocket Fuel Inc., an advertising technology company, from March 2016 to October 2016, and on the board of directors of Energous Corporation, a company that develops wireless charging technology, from March 2014 until August 2019. Prior to those roles, Mr. Jackson served as CFO of JDS Uniphase Corporation (“JDSU”), a provider of network and service enablement solutions and optical products for telecommunications service providers, cable operators, and network equipment manufacturers, from January 2013 through September 2015, where he drove the separation of JDSU into two independent public companies in August 2015. Mr. Jackson joined JDSU in January 2011 as Senior Vice President, Business Services, with responsibility for corporate development, legal, corporate marketing and information technology. From 2007 to 2010, Mr. Jackson served as CFO of Symyx Technologies, Inc., a provider of informatics and automation products, where he led the company’s acquisition of MDL Information Systems, Inc. and subsequent merger of equals with another public company. Mr. Jackson also previously served as acting CFO at Synopsys, Inc. (Nasdaq: SNPS), a provider of electronic design automation software and servces, and held executive positions with Avago Technologies Limited (now Broadcom Inc. (Nasdaq: AVGO)), a provider of anolog semiconductor devices, AdForce, Inc. and Read-Rite Corp. Mr. Jackson holds a B.A. from Duke University and earned his J.D. from Stanford University Law School. Mr. Jackson’s accounting and financial expertise, general business acumen, extensive knowledge of the fiber optics industry and significant executive leadership experience were the primary qualifications that the Board of Directors considered in concluding that he should serve as a director of the Company.

JEFFREY RITTICHIER, 64, joined the Company as its Chief Executive Officer in January 2015 and was appointed to the Board of Directors effective January 2015. He has worked in the semiconductor industry for over 20 years, including over 10 years in the optical communications industry. Most recently, Mr. Rittichier held the positions of President and Chief Executive Officer at Nanostatics Corporation, a producer of nanofiber technology, from April 2009 to December 2014. Prior to that, from November 2007 to April 2009, he served as President and Chief Operating Officer of the electrical testing company Epik Energy Solutions, L.L.C., a joint venture of Royal Dutch Shell and of NanoDynamics, Inc., focused on commercializing nanotechnology for the energy and petroleum industries. He has also served as Chief Executive Officer of Xponent Photonics, Inc., a manufacturer of surface-mount photonic components for optical assemblies, from October 2001 to November 2007. From April 1999 to October 2001, Mr. Rittichier was Vice President and General Manager of Lucent’s Access Business and Vice President of Marketing at Ortel Corporation, a supplier of optoelectronic components in the cable television, satellite communications, wireless, data communications and telecommunications markets. Mr. Rittichier holds a B.S. in Mechanical Engineering from The Ohio State University. He was awarded the title of Distinguished Alumnus by Ohio State University’s College of Engineering in 2011 and has completed the Financial Management Program and Director’s College at Stanford University. Mr. Rittichier’s experience as a 20-year veteran in the semiconductor industry with a demonstrated track record of identifying and realizing optical networking growth opportunities were the primary qualifications that led the Board of Directors to conclude that he should serve as a director of the Company.

JEFFREY J. RONCKA, 54, has served as a director of the Company since January 2024. Mr. Roncka is an experienced senior strategist and industry expert in the global defense, aerospace, and government services markets. Since October 2023, he has served as the President and Founder of Sabot Advisors, LLC, an advisory firm focused on the global defense, intelligence, government services, banking, finance and related technology sectors. From April 2023 to September 2023, Mr. Roncka served as a Senior Strategy Consultant to Booz Allen Hamilton Inc., a subsidiary of Booz Hamilton Holding Corporation (NYSE: BAH), an American government and military contractor providing technology services and mission solutions to defense, intelligence and federal civil customers, through MBO Professional Services, Inc. Prior to that, he served as Head of Corporate Strategy for Booz Allen from June 2021 to April 2023. Mr. Roncka also previously served in various roles at Renaissance Strategic Advisors II, LLC, an aerospace and defense strategy and M&A consulting firm, including as Senior Partner Emeritus from January 2021 to May 2021, Senior Partner from 2015 to December 2020, and Managing Partner from 2011 to 2014. Earlier in his career, Mr. Roncka served as Vice President of CRA International, Inc. (Nasdaq: CRAI) (d/b/a Charles River Associates), a global consulting firm specializing in litigation, regulatory, financial and management consulting, from 2002 to 2010; Senior Vice President of Global Technology Partners LLC, an investment banking boutique focused on the defense and aerospace industries, from 2000 to 2002; and Industrial and Financial Analyst at the Office of the Secretary of Defense for the United States Department of Defense, an executive branch department of the United States federal government responsible for coordinating and supervising all agencies and functions related to national security, from 1995 to 1999. Mr. Roncka holds an M.A. in National Security Studies from The George Washington University and an A.B. in Modern European History, magna cum laude, from Harvard University. Mr. Roncka’s significant experience as a senior strategist and industry expert in the global defense, aerospace, and government services markets and his general business acumen were the primary qualifications that the Board of Directors considered in concluding that he should serve as a director of the Company.

Non-Director Executive Officers

TOM MINICHIELLO, 64, joined the Company as CFO in August 2019. Prior to taking this position, Mr. Minichiello was Senior Vice President, CFO, Treasurer, and Secretary of Westell Technologies Inc., a supplier of communication network infrastructure and remote monitoring solutions. Previously, he was at Tellabs Inc. (“Tellabs”), an optical networking equipment provider, where his positions included Interim CFO, Vice President of Finance and Chief Accounting Officer, Vice President of Financial Operations, and Vice President of Finance for North America. Prior to Tellabs, Mr. Minichiello served in various leadership roles at Andrew Corporation (now CommScope Inc.), a manufacturer of hardware for communications networks, Phelps Dodge, Otis Elevator Company, and United Technologies Corporation. He began his career in the finance organization at Sterling Drug, Inc.. Mr. Minichiello holds an M.B.A. in Entrepreneurship and Operations Management from DePaul University, an M.S. in Accounting from the University of Hartford, and a B.A. in Economics from Villanova University, and is a Certified Public Accountant.

IAIN BLACK, 59, has served as the Company’s Senior Vice President, Operations since April 2018. Prior to that, from May 2017 until April 2018, Mr. Black served as the Company’s Vice President, Wafer Fab Operations. From September 2014 to April 2017, he served as Senior Director of Operations of Lumileds (formerly known as Philips Lumileds Lighting Company LLC), a leading LED manufacturer (“Lumileds”). Prior to assuming this role, he served as Vice President of Worldwide Manufacturing Engineering of Lumileds from 2010 to September 2014 and Vice President, San Jose Manufacturing of Lumileds from 2008 to 2010. Prior to his service at Lumileds, Mr. Black served as a manager in wafer fab Engineering and Operations at Anadigics, Inc., a worldwide provider of semiconductor solutions to the broadband wireless and wireline communications markets from 2000 to 2008. Mr. Black has a BSc in Electrical & Electronic Engineering from the University of Dundee in Scotland.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH DIRECTOR NOMINEE LISTED UNDER PROPOSAL I FOR ELECTION TO THE BOARD OF DIRECTORS AT THE ANNUAL MEETING. Unless otherwise instructed, the proxyholders will vote all properly submitted proxies “FOR” each director nominee listed above under Proposal I.

Governance of the Company

Board of Directors

The Board of Directors oversees the Company’s business and affairs pursuant to the New Jersey Business Corporation Act and the Company’s Certificate of Incorporation and Amended and Restated Bylaws. The Board of Directors is the ultimate decision-making body of the Company, except on matters reserved for the shareholders.

Board Leadership Structure

The Board of Directors believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman of the Board of Directors and Chief Executive Officer of the Company in any way that is in the best interests of the Company and the shareholders at a given point in time. The Board of Directors believes that the decision as to who should serve as Chairman of the Board and Chief Executive Officer, and whether these offices should be combined or separate, should be assessed periodically by the Board of Directors, and that the Board of Directors should not be constrained by a rigid policy mandating that such positions be separate. The Company currently separates the roles of Chief Executive Officer and Chairman of the Board. Mr. Glasener, an independent director, currently serves as Chairman of the Board.

The Board of Directors recognizes that the roles of Chief Executive Officer and Chairman of the Board are distinct. While the Chief Executive Officer is responsible for setting the strategic direction for the Company and for the day-to-day leadership and performance of the Company, the Chairman of the Board provides guidance to the Chief Executive Officer and sets the agenda for, and presides over, meetings of the Board of Directors. The Board of Directors believes that participation of the Chief Executive Officer as a director, while keeping the roles of Chief Executive Officer and Chairman of the Board distinct, provides the proper balance between independence and management participation at this time. By having a separate Chairman of the Board, the Company maintains an independent perspective on the Company’s business affairs, and at the same time, through the Chief Executive Officer’s participation as a director, the Board of Directors receives valuable experience regarding the Company’s business and maintains a strong link between management and the Board of Directors, which promotes clear communication, enhances strategic planning, and improves implementation of corporate strategies.

The independent directors who chair the Company’s Audit, Compensation, Nominating and Corporate Governance, and Strategy and Alternatives Committees also provide leadership to the Board of Directors in their assigned areas of responsibility. The Board of Directors believes that the independent governance of the Board of Directors is safeguarded through:

•	the separation of the roles of Chairman of the Board and Chief Executive Officer;

•	the independence of directors constituting a supermajority (83%) of the current members of the Board of Directors;

•	the use of a Lead Independent Director when the Chairman of the Board is not an independent director;

•	the independence of the chairs and other Board committee members; and

•	the holding of regular executive sessions of the non-management directors.

The Company will continue to review its Board structure to ensure that it is in the best position to deliver value to its shareholders, key stakeholders and the communities in which the Company operates.

2018 Amendments to Certificate of Incorporation and Bylaws

Following approval by the Company’s shareholders at the Company’s 2018 Annual Meeting of Shareholders, the Company amended its Certificate of Incorporation in March 2018, and made corresponding amendments to its Bylaws, to (i) declassify the Company’s Board of Directors and (ii) eliminate the supermajority voting requirements applicable to certain provisions of the Certificate of Incorporation. Declassification of the Company’s Board of Directors was phased-in over a three-year period with all directors elected annually beginning with the 2021 Annual Meeting of Shareholders held on March 19, 2021. Each of the amendments are expected to provide increased director accountability and greater shareholder participation in the corporate governance of the Company.

Corporate Governance Guidelines

The Company’s Corporate Governance Guidelines, together with the Company’s Certificate of Incorporation, Amended and Restated Bylaws and the charters of the Board’s committees, provide the framework for the governance of the Company. The Corporate Governance Guidelines address, among other things, Board composition and operations, expectations of directors, succession planning, and communications to the Board of Directors. In September 2016, in connection with its annual review of the Company’s Corporate Governance Guidelines, the Board of Directors, following the recommendation of the Nominating and Corporate Governance Committee, approved several updates to memorialize its governance policies, including:

•	limiting the number of public company boards on which a director may serve to five;

•

documenting in the Governance Guidelines an existing provision of the Amended and Restated Bylaws that limits the number of consecutive years an independent director may serve on the Board of Directors to ten years;

•	charging the Board of Directors, through its Compensation Committee, with reviewing the Company’s succession plan for the Chief Executive Officer and general management; and

•	requiring that the Board of Directors and each Board committee perform an annual self-evaluation.

The full text of the Corporate Governance Guidelines is available by clicking on the Corporate Governance link included in the Investors tab of the Company’s website (www.emcore.com).

Code of Ethics

The Company has adopted a code of ethics entitled “EMCORE Corporation Code of Business Conduct and Ethics,” which is applicable to all employees, officers, and directors of the Company. In addition, the Company has adopted a Code of Ethics for Financial Professionals, which applies to the Chief Executive Officer, CFO, Vice Presidents of Finance, Controllers and Assistant Controllers of the Company. The full text of both the Code of Business Conduct and Ethics and the Code of Ethics for Financial Professionals is available by clicking on the Corporate Governance link in the Investors tab of the Company’s website (www.emcore.com). The Company intends to disclose any changes in or waivers from either of its codes of ethics for its directors and executive officers, to the extent disclosure is required by the applicable rules of the SEC and Nasdaq, by posting such information on its website at www.emcore.com or by filing a Current Report on Form 8-K.

Related Person Transaction Approval Policy

The Company’s Code of Business Conduct and Ethics sets forth the Company’s written policy for the review and approval of related person transactions. A related person is defined by applicable SEC rules as any executive officer, director or director nominee, any person who is known to be a beneficial owner of more than five percent (5%) of the voting securities of the Company, and any immediate family member of any of the foregoing persons.

A related person transaction is defined under applicable SEC rules as any financial or other transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which the Company (or a subsidiary) would be a participant and the amount involved would exceed the lesser of $120,000 and 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any related person would have a direct or indirect material interest. A related person will not be deemed to have a direct or indirect material interest in a transaction if the interest arises only from the position of the person as a director of another corporation or organization that is a party to the transaction or the direct or indirect ownership by such person and all the related persons, in the aggregate, of less than ten percent (10%) of the equity interest in another person (other than a partnership) which is a party to the transaction. In addition, certain interests and transactions, such as director compensation that has been approved by the Board of Directors, transactions where the rates or charges are determined by competitive bid and compensatory arrangements solely related to employment with the Company (or a subsidiary) that have been approved by the Compensation Committee, are not subject to the policy.

The Board of Directors has delegated to the Audit Committee the responsibility for reviewing, approving and, where applicable, ratifying material related person transactions involving the Company’s directors or executive officers or their respective immediate family members or affiliated entities. If a member of the Audit Committee has an interest in a related person transaction, then he or she will not participate in the review process.

In considering the appropriate action to be taken regarding a related person transaction, the Audit Committee or the Board of Directors (as the case may be) will consider the best interests of the Company, whether the transaction is fair to the Company and serves a compelling business reason, and any other factors that it deems relevant. As a condition to approving or ratifying any related person transaction, the Audit Committee may impose whatever conditions and standards it deems appropriate, including periodic monitoring of ongoing transactions.

The Company’s Code of Business Conduct and Ethics also includes the Company’s Conflicts of Interest Policy, among other policies. The Conflicts of Interest Policy provides, among other things, that conflicts of interest exist where the interests or benefits of one person or entity conflict with the interests or benefits of the Company. The Code of Business Conduct and Ethics also provides restrictions on outside directorships, business interests and employment, and receipt of gifts and entertainment and requires that all material violations of the Company’s Code of Business Conduct and Ethics or matters involving financial or legal misconduct be reported to the Audit Committee on at least a quarterly basis, or more frequently depending upon the level of severity of the violation.

Directors and executive officers are also required to disclose potential and existing related person transactions on a quarterly basis and in Directors and Officers Questionnaires completed annually.

There are no related person transactions or conflicts of interest that have occurred since October 1, 2022.

Director Independence

The Board of Directors reviews the independence, and any possible conflicts of interest, of directors and director nominees at least annually. The Board of Directors has affirmatively determined that each of Mr. Glasener, Mr. Grooms, Mr. Jackson, Ms. Heiks and Mr. Roncka are independent under the listing standards applicable to the Company pursuant to the Nasdaq rules, comprising a supermajority (83%) of the Board of Directors. Mr. Rittichier, as the Company’s Chief Executive Officer, is not independent under the Nasdaq rules.

In addition to the Nasdaq listing standard rules, the Company’s Amended and Restated Bylaws require that a majority of the Board of Directors be independent pursuant to certain additional criteria that, in many cases, are not included within the requirements of the Nasdaq rules. For example, a director is not considered independent for purposes of the Amended and Restated Bylaws if, in the past three years, the director or any of his or her family members: (i) has received any remuneration as an advisor, consultant or legal advisor to the Company or any of its subsidiaries, affiliates, executive officers or to any other director of the Company; (ii) has an agreement with the Company or any of its subsidiaries or affiliates for personal services or has engaged in any transaction or business relationship with the Company or its subsidiaries or affiliates; or (iii) is affiliated with or employed by any present or former auditor for the Company. The Board of Directors has determined that each of Messrs. Domenik, Grooms and Jackson and Ms. Heiks are also independent directors within the meaning of the Company’s Amended and Restated Bylaws. A copy of the Company’s Amended and Restated Bylaws is posted in the Corporate Governance section on the Investors tab of the Company’s website (www.emcore.com).

In making its independence determination, the Board of Directors considers the responses of each director and executive officer to an annual Directors and Officers Questionnaire, in which each director answers specific questions to facilitate an evaluation of the director’s independence and each director and executive officer discloses, among other things, information about the following: his or her employment or other occupation; service on the boards or committees of other companies (both public and private); service as a director, trustee or executive officer in any charitable organizations; service of a family member as an officer in any company (public or private) or charitable organizations; relationships by blood, marriage or adoption among directors or executive officers of the Company; related person transactions with the Company; legal proceedings involving the Company; indebtedness to the Company; or prior arrangements and understandings with respect to the selection of directors or executive officers of the Company. Following a review of these Questionnaires, the Company did not identify any transactions, relationships or arrangements engaged in by these directors or in which they participated (directly or indirectly) to be considered by the Board of Directors in making its independence determination.

The Board of Directors’ Role in Risk Oversight

Risk is inherent in business. The Board of Directors recognizes the importance of effective risk oversight in running a successful business and in fulfilling its fiduciary responsibilities to the Company and its shareholders. While the Chief Executive Officer and other members of our senior leadership team are responsible for the day-to-day management of risk, the Board of Directors takes an active role in risk management and is responsible for (i) overseeing the Company’s aggregate risk profile, and (ii) assisting management in addressing specific risks, such as strategic and competitive risks, financial risks, brand and reputation risks, legal risks, regulatory risks, and operational risks.

The Board of Directors believes that its current leadership structure has facilitated its oversight of risk by combining independent leadership, through the separation of the roles of Chief Executive Officer and Chairman of the Board, independent Board committees, and majority independent Board composition. The Chairman of the Board, independent committee chairs and members, and other directors are also experienced professionals or executives who can and do raise issues for Board consideration and review and who are willing to challenge management when necessary. The Board of Directors believes there has been a well-functioning and effective balance between the Chairman of the Board, non-management Board members, and the Chief Executive Officer, which enhances risk oversight.

The Board of Directors exercises its oversight responsibility for risk both directly and through its standing committees. Throughout the year, the Board of Directors and each committee spend a portion of their time reviewing and discussing specific risk topics. The full Board of Directors is kept informed of each committee’s risk oversight and related activities, and committee meeting minutes are available for review by all directors. Strategic, operational and competitive risks also are presented and discussed at the Board’s quarterly meetings, and more often as necessary. On at least an annual basis, the Board of Directors reviews our long-term strategic plans. In addition, at least quarterly, or more often as necessary, the Board of Directors receives a briefing on material legal and regulatory matters.

The Audit Committee is responsible for reviewing our major financial risk exposures, financial reporting, internal controls, credit and liquidity risk, compliance risk, key operational risks, related party transactions, and other potential conflicts of interest. The Audit Committee meets periodically in separate executive session with the CFO and the independent auditor, as well as with committee members only, to facilitate a full and candid discussion of risk and other issues. The Audit Committee is also responsible for overseeing the Company’s cybersecurity policies and procedures. The Company maintains an information security training and compliance program and an information security risk insurance policy, and we are compliant with DFARS 252.204-7012 and DFARS 252.204-7020 and have a compliant NIST SP 800-171 self-assessment status. The Company has not experienced any information security breaches and has not incurred any net expenses from information security breaches in the last three years.

The Compensation Committee is responsible for overseeing human capital and compensation risks, including evaluating and assessing risks arising from our compensation policies and practices for all employees and ensuring executive compensation is aligned with performance. The Compensation Committee also is charged with monitoring our incentive and equity-based compensation plans, including employee retirement and benefit plans. In addition, the Compensation Committee is responsible for overseeing risks associated with succession planning for the Board of Directors.

The Nominating and Corporate Governance Committee oversees risks related to our overall corporate governance, including Board and committee composition, Board size and structure, and director independence.

The Strategy and Alternatives Committee oversees risks related to the Company’s strategic opportunities and alternatives which may be relevant to the Company’s business.

In addition to the responsibilities undertaken by the committees discussed above, the Board committees may have oversight of specific risk areas consistent with the committees’ charters and responsibilities.

Board Meetings and Attendance

The Board of Directors held twenty three (23) regularly scheduled and special meetings during fiscal 2023. During fiscal 2023, all directors of the Company attended at least seventy-five percent (75%) of the aggregate meetings of the Board of Directors and committees on which they served during their tenure on the Board of Directors.

Board Committees

Audit Committee

The Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). During fiscal 2023, Mr. Jackson (chairman), Mr. Domenik and Ms. Heiks served as members of the Audit Committee. Effective January 10, 2024, Mr. Domenik resigned from his position as Chairman of the Board of Directors and a member of the Audit Committee, and Mr. Grooms was appointed as a member of the Audit Committee. Mr. Jackson (Chairman), Mr. Grooms and Ms. Heiks currently serve as members of the Audit Committee. Each member of the Audit Committee is an independent director within the meaning of applicable Nasdaq and SEC rules. The Board of Directors has determined that Mr. Jackson is an audit committee financial expert within the meaning of SEC rules.

The Audit Committee is responsible for, among other things: (i) reviewing the financial information that will be provided to the Company’s shareholders and overseeing the accounting and financial reporting processes of the Company performed by management, the audits of the financial statements of the Company and the Company’s systems of internal controls; (ii) the appointment, compensation, retention and oversight of the work of the

Company’s independent registered public accounting firm, including reviewing its independence, qualifications and performance; (iii) overseeing the internal audit function of the Company; and (iv) reviewing compliance by the Company with legal and regulatory requirements. The Audit Committee is also responsible for overseeing the Company’s cybersecurity policies and procedures.

A copy of the Audit Committee Charter is posted in the Corporate Governance section on the Investors tab of the Company’s website (www.emcore.com). The Audit Committee met nine (9) times during fiscal 2023.

Compensation Committee

The Compensation Committee evaluates the performance of the Chief Executive Officer and other executive officers and reviews and approves their compensation. During fiscal 2023, Messrs. Jackson (chairman), Domenik and Grooms served as members of the Compensation Committee. Effective January 10, 2024, Mr. Domenik resigned from his position as Chairman of the Board of Directors and a member of the Compensation Committee. Mr. Jackson (Chairman) and Mr. Grooms currently serve as members of the Compensation Committee. Each member of the Compensation Committee is an independent director within the meaning of applicable Nasdaq and SEC rules. The processes and procedures for the review and approval of executive compensation are described in the Compensation Discussion and Analysis section of this Proxy Statement. In addition, the Compensation Committee has responsibility for recommending to the Board of Directors the level and form of compensation and benefits for directors. It also administers the Company’s incentive compensation plans and is responsible for setting the compensation and benefits for the Company’s executives. Additionally, the Compensation Committee is responsible for executive officer development and retention and corporate succession plans for the Chief Executive Officer. A copy of the Charter of the Compensation Committee is posted in the Corporate Governance section on the Investors tab of the Company’s website (www.emcore.com). The Compensation Committee met five (5) times during fiscal 2023.

To the extent consistent with its obligations and responsibilities, the Compensation Committee may form subcommittees of one or more members of the Compensation Committee and delegate its authority to the subcommittees as it deems appropriate. The Compensation Committee has the authority to retain and terminate external advisors in connection with the discharge of its duties.

During fiscal 2023, the Compensation Committee engaged Compensia, Inc. (“Compensia”), an independent compensation consultant, to conduct a review of the Company’s peer group of companies (the “Peer Group”) and conduct a compensation survey of executive compensation and Board of Directors’ compensation utilizing the Peer Group. For more information regarding the services provided by Compensia, see the “Compensation Discussion and Analysis — Role of Compensation Consultant” section of this Proxy Statement. The Compensation Committee has assessed the independence of Compensia and concluded that its engagement of Compensia does not raise any conflict of interest with the Company or any of its directors or executive officers.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies and recommends new members to the Company’s Board of Directors and has responsibility for certain corporate governance matters. During fiscal 2023, Mr. Domenik (chairman) and Mr. Grooms served as members of the Nominating and Corporate Governance Committee. Effective January 10, 2024, Mr. Domenik resigned from his position as Chairman of the Board of Directors and a member of the Nominating and Corporate Governance Committee, and Mr. Grooms was appointed as Chairman of the Nominating and Corporate Governance Committee. Mr. Grooms (Chairman) and Mr. Jackson currently serves as members of the Nominating and Corporate Governance Committee. A copy of the Charter of the Nominating and Corporate Governance Committee is posted in the Corporate Governance section on the Investors tab of the Company’s website (www.emcore.com). The Nominating and Corporate Governance Committee met four (4) times during fiscal 2023.

In performing its responsibilities relating to the identification and recommendation of new directors, the Nominating and Corporate Governance Committee has not established specific minimum age, education, experience or skill requirements for potential director nominees. When considering a potential director candidate, the Nominating and Corporate Governance Committee considers the candidate’s individual skills and knowledge, including experience in business, finance, or administration, familiarity with national and international business matters, and appreciation of the relationship of the Company’s business to changing needs in our society. The Nominating and Corporate Governance Committee also carefully considers any potential conflicts of interest. All nominees must possess demonstrated character, good judgment, integrity, relevant business, functional and industry experience, and a high degree of acumen. Although the Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity in identifying nominees for director, the Nominating and Corporate Governance Committee recognizes the benefits associated with a diverse board and considers diversity as a factor when identifying and evaluating candidates for membership on our Board of Directors, including in connection with its efforts to seek additional female candidates and candidates from unrepresented communities that it believes have the requisite qualifications and experience to join the Board of Directors. The Nominating and Corporate Governance Committee utilizes a broad conception of diversity, including professional and educational background, prior experience on other boards of directors (both public and private), political and social perspectives as well as race, gender and national origin. Utilizing these factors, and the factors described above, the Nominating and Corporate Governance Committee makes recommendations, as it deems appropriate, regarding the composition and size of the Board of Directors. The priorities and emphasis of the Nominating and Corporate Governance Committee and of the Board of Directors may change from time to time to take into account changes in business and other trends and the portfolio of skills and experience of current and prospective Board members.

The Nominating and Corporate Governance Committee identifies potential candidates from a number of sources, including current members of the Board of Directors and, if the Nominating and Corporate Governance Committee so chooses, third party search firms. The Nominating and Corporate Governance Committee may also consider candidates proposed by management or by shareholders. After the Nominating and Corporate Governance Committee’s initial evaluation of a candidate, if that candidate is still of interest to the Nominating and Corporate Governance Committee, one or more designated members of the Board of Directors will interview the candidate. Additional interviews by other Board members and/or senior management may take place and other screening processes may be undertaken. The Nominating and Corporate Governance Committee will meet to finalize its recommended candidates, which will be submitted to the entire Board of Directors for consideration. All candidates who are recommended by the Nominating and Corporate Governance Committee and approved by the Board of Directors are then included as nominees in the first proxy statement following their appointment or nomination and each year thereafter.

The Nominating and Corporate Governance Committee will consider suggestions from shareholders regarding possible director candidates for election at future annual meetings of shareholders or in the event of a vacancy on the Board of Directors. The Nominating and Corporate Governance Committee evaluates director candidates recommended by shareholders in the same way that it evaluates candidates recommended by other sources as described above. Such suggestions must contain (1) all information for each nominee required to be disclosed in a proxy statement for the election of directors pursuant to applicable rules of the SEC, (2) the name and address of the shareholder making the recommendation, the number of shares of Common Stock beneficially owned by the shareholder as of the date the shareholder gives notice and the length of ownership, (3) the name, age and address of the director candidate and a description of the director candidate’s business experience for at least the previous five years, (4) the number of shares of Common Stock beneficially owned by the director candidate, and (5) the written consent of the director candidate to serve as a director if elected. The Nominating and Corporate Governance Committee may require additional information as it deems reasonably necessary to determine the eligibility of the director candidate to serve as a member of our Board of Directors. Shareholders who wish to nominate a person for election as a director at a meeting of shareholders (as opposed to making a recommendation to the Nominating and Corporate Governance Committee as described above) must deliver written notice to the Company’s Secretary in accordance with the procedures and timing set forth in the

Company’s Amended and Restated Bylaws, as discussed in the section of this Proxy Statement entitled “General Matters — Shareholder Proposals” below.

The Nominating and Corporate Governance Committee is also responsible for certain corporate governance matters, including:

•	making recommendations to the Board of Directors regarding the membership and chairpersons of each Board committee;

•	ensuring that the requisite number of directors meet the applicable independence requirements contained in the Nasdaq listing standards, SEC rules and the Company’s Amended and Restated Bylaws;

•	developing and overseeing the process for completing annual Board of Directors and Board committee evaluations; and

•	periodically reviewing and recommending updates to the Corporate Governance Guidelines and addressing any other corporate governance issues that may arise from time to time.

When appropriate, the Nominating and Corporate Governance Committee may form subcommittees of one or more of its members and delegate its authority to these subcommittees as it deems appropriate.

Strategy and Alternatives Committee

The purpose of the Strategy and Alternatives Committee is to oversee the Company’s strategic plan, working with management to define and set strategic goals and expectations for the Company, to evaluate strategic opportunities and alternatives available to the Company, including potential mergers, acquisitions, divestitures and other key strategic transactions outside the ordinary course of the Company’s business, and to perform any other activities or responsibilities as may be delegated to the Strategy and Alternatives Committee from time to time by the Board of Directors. During fiscal 2023, Mr. Domenik (chairman), Ms. Heiks and Mr. Jackson served as members of the Strategy and Alternatives Committee. Effective January 10, 2024, Mr. Domenik resigned from his position as Chairman of the Board of Directors and Chairman of the Strategy and Alternatives Committee, Mr. Roncka was appointed as Chairman of the Strategy and Alternatives Commitee, and Mr. Glasener and Mr. Grooms were each appointed as a member of the Strategy and Alternatives Committee. Mr. Roncka (Chairman), Mr. Glasener, Mr. Grooms, Ms. Heiks and Mr. Jackson currently serve as members of the Strategy and Alternatives Comittee. A copy of the Charter of the Strategy and Alternatives Committee is posted in the Corporate Governance section of the Investors tab of the Company’s website (www.emcore.com).

Board Attendance at Annual Meetings

The Company requires members of the Board of Directors to attend the Company’s Annual Meetings of Shareholders, absent extraordinary circumstances. All of the then-current members of the Board of Directors attended the 2023 Annual Meeting of Shareholders.

Annual Board Evaluations

Pursuant to our Corporate Governance Guidelines and the charter of the Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee oversees an annual evaluation of the performance of the Board of Directors and each committee of the Board of Directors. The evaluation process is facilitated by outside legal counsel and is designed to assess the overall effectiveness of the Board of Directors and its committees and to identify opportunities for improving Board of Directors and Board committee operations and procedures. The annual evaluations are generally conducted in the first quarter of each calendar year and the results of the annual evaluation are reviewed and discussed by the Board of Directors.

Management Succession Planning

The Compensation Committee is responsible for reviewing the Company’s succession plan for the Chief Executive Officer and general management. In performing these functions, the Compensation Committee, with the assistance of the Chief Executive Officer, periodically assesses senior managers and their succession potential.

Shareholder Communications with the Board of Directors

Shareholders may communicate with the Company’s Board of Directors through its Secretary by writing to the following address: Board of Directors, c/o The Secretary, EMCORE Corporation, 2015 W. Chestnut Street, Alhambra, CA, 91803. The Company’s Secretary will forward all correspondence to the Board of Directors, except for junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate or redundant material. A Board member may request to see all shareholder communications at any time.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2023

The Company compensates each non-employee director for service on the Board of Directors. The following table presents director compensation information for fiscal 2023 for the Company’s non-employee directors who served during any part of fiscal 2023.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)		Total($)
Stephen L. Domenik	81,000	117,500	(3)	198,500
Bruce E. Grooms	58,000	75,000	(4)	133,000
Noel Heiks	63,000	75,000	(4)	138,000
Rex S. Jackson	82,500	75,000	(4)	167,500

(1)

The compensation paid to Jeffrey Rittichier, the Company’s Chief Executive Officer, is not included in this table because he was an employee of the Company during his service as director and received no compensation for his service as director. Mr. Rittichier’s compensation is disclosed in the Summary Compensation Table below.

(2)

The amounts in this column reflect the grant date fair value of the stock awards granted during fiscal 2021 for services rendered or to be rendered for the period of March 10, 2023 through March 14, 2024, payment of which was made in restricted stock units granted on March 19, 2021 that vest to one-third of the underlying shares on each of the first three anniversaries of the grant date (or, if the Company’s next annual meeting of shareholders for the applicable year occurs prior to such vesting date, on the day prior to that annual meeting), subject to such director’s continued service on the Board of Directors through such date. The grant date fair value of the stock awards was determined in accordance with FASB Accounting Standards Codification No. 718 — “Compensation — Stock Compensation” (without regard to estimated forfeitures related to a service based condition) (“ASC 718”). As of September 30, 2023, each non-employee director held the following number of unvested restricted stock units: Mr. Domenik (17,563); Mr. Grooms (11,211); Ms. Heiks (11,211); and Mr. Jackson (11,211).

(3)

Includes: (i) the portion of the $225,000 worth of Common Stock received as the 3-Year Equity Award for service as a director for the period of March 19, 2021 through March 14, 2024 that vested during fiscal 2023; and (ii) the portion of the $127,500 worth of Common Stock received as the 3-Year Chairperson Equity Award for the director’s service as Chairman of the Board of Directors for the period of March 19, 2021 through March 14, 2024 that vested during fiscal 2023.

(4)

Represents the portion of the $225,000 worth of Common Stock received as the 3-Year Equity Award for service as a director for the period of March 19, 2021 through March 14, 2024 that vested during fiscal 2023.

With respect to the fees earned or paid in cash as reflected in the table above, fees were earned and paid on the following basis:

Name	Retainer ($)	Audit Committee ($)	Compensation Committee ($)	NCG Committee ($)	Strategy Committee ($)	Total ($)
Stephen L. Domenik	50,000	10,000	5,000	8,000	8,000	81,000
Bruce E. Grooms	50,000	—	5,000	3,000	—	58,000
Noel Heiks	50,000	10,000	—	—	3,000	63,000
Rex S. Jackson	50,000	20,000	9,500	—	3,000	82,500

Director Compensation Policy

During fiscal 2023, the Company’s Director Compensation Policy (the “Director Compensation Policy”) entitled each director to the following compensation for their service as a member of the Board of Directors:

Cash Compensation
All Board Members
Annual Cash Retainer	$50,000
Board Committee Chairpersons
Annual Audit Committee Chairperson Retainer	$20,000
Annual Compensation Committee Chairperson Retainer	$9,500
Annual Nominating and Corporate Governance Committee Chairperson Retainer	$8,000
Annual Strategy and Alternatives Committee Chairperson Retainer	$8,000
Other Board Committee Members
Annual Audit Committee Member Retainer	$10,000
Annual Compensation Committee Member Retainer	$5,000
Annual Nominating and Corporate Governance Committee Member Retainer	$3,000
Annual Strategy and Alternatives Committee Member Retainer	$3,000

Equity Compensation
3-Year Equity Award	$225,000
3-Year Chairperson Equity Award	$127,500

Under the Director Compensation Policy, the equity awards referenced above are granted, every three years, in the form of restricted stock units immediately following the Company’s annual meeting of shareholders to each director then in office, in a number of restricted stock units equal to $225,000 (or $352,500 in the case of the grant made to the Chairperson), divided by the per-share closing price of the Common Stock on the date of such annual meeting. The restricted stock units will vest as to one third of the shares underlying the award on each of the first three anniversaries of the grant date (or, if the Company’s corresponding annual meeting of shareholders occurs prior to such vesting date, on the day prior to that annual meeting), subject to the non-employee director’s continued service on the Board of Directors through such vesting date. In the event a non-employee director or Chairman joins the Board of Directors on a date other than the date of an annual meeting of the Company’s shareholders, the equity compensation is prorated based on the number of calendar months that have elapsed since the most recent annual meeting in which 3-Year equity awards were granted. Unvested equity awards will also vest in full upon a director’s earlier termination of service due to death or disability or upon a change of control of the Company.

Cash retainers are paid quarterly in arrears. If a non-employee director serves in the corresponding position for only a portion of the year, the cash retainers will be pro-rated (with the proration based on the number of calendar days in the quarter that the director served as a non-employee director or held the particular position, as the case may be). Any time that the Company’s trading window is open under the Company’s Executive Insider

Trading Policy, a non-employee director may elect that all or a portion of his or her cash retainer be converted into fully vested shares of the Common Stock in a number of shares determined by dividing (i) the amount of the cash retainer for the applicable quarter by (ii) the per-share closing price of the Common Stock on the last trading day of the applicable quarter, with the result rounded down to the nearest whole share. Any such shares issued pursuant to such an election shall be issued under, and subject to the terms of, the 2019 Equity Incentive Plan or any other equity compensation plan approved by the Company’s shareholders and in effect at the time of grant.

In accordance with the Director Compensation Policy, on March 19, 2021, each non-employee director serving on the Board of Directors as of such date (other than Mr. Domenik) was granted 33,632 restricted stock units (calculated by dividing (a) the $225,000 3-Year Equity Award to which each director is entitled under the Director Compensation Policy by (b) $6.69, which was the closing share price of the Common Stock on March 19, 2021, rounded down to the nearest whole share) for services rendered from the period of March 19, 2021 through March 19, 2024 (or, if the Annual Meeting occurs prior to such date, on the day prior to the Annual Meeting). Pursuant to the Director Compensation Policy, Mr. Domenik received 52,690 restricted stock units for his service as Chairman of the Board of Directors (calculated by (a) adding the $225,000 3-Year Equity Award to which each director is entitled under the Director Compensation Policy plus the $127,500 3-Year Equity Award to which the Chairman is entitled under the Director Compensation Policy, then (b) dividing by the $6.69 closing share price of the Common Stock on March 19, 2021. In all cases, these shares were granted under the 2019 Equity Incentive Plan. Pursuant to the Director Compensation Policy, all future director equity awards will be made under the 2019 Equity Incentive Plan or any other equity compensation plan approved by the Company’s shareholders and in effect at the time of grant.

In December 2023, the Board of Directors, upon the recommendation of the Company’s Compensation Committee, approved an amended Director Compensation Policy (the “Amended Director Compensation Policy”) which entitled each director to the following compensation for their service as a member of the Board of Directors:

Cash Compensation
Annual Cash Retainer
Annual Cash Retainer – All Board Members	$50,000
Additional Committee Chair Retainers
Annual Audit Committee Chairperson Retainer	$20,000
Annual Compensation Committee Chairperson Retainer	$9,500
Annual Nominating and Corporate Governance Committee Chairperson Retainer	$8,000
Annual Strategy and Alternatives Committee Chairperson Retainer	$8,000
Additional Committee Member Retainers
Annual Audit Committee Member Retainer	$10,000
Annual Compensation Committee Member Retainer	$5,000
Annual Nominating and Corporate Governance Committee Member Retainer	$3,000
Annual Strategy and Alternatives Committee Member Retainer	$3,000

Equity Compensation
Annual Equity Award Value	$75,000
Additional Annual Chairperson Equity Award Value	$42,500

Under the Amended Director Compensation Policy, the equity awards referenced above are granted, beginning with the 2024 Annual Meeting, on the later of (a) the date of each annual meeting of the Company’s shareholders or (b) the date that there exists sufficient shares available for issuance under the Company’s 2019 Equity Incentive Plan or any other equity compensation plan approved by the Company’s shareholders and in effect at the time of grant (the “Existing Equity Plan”) and Certificate of Incorporation and such shares have been duly registered on a registration statement with the SEC. Each non-employee director serving as a director immediately following such annual meeting will automatically be granted an award of restricted stock units (an “Annual Equity Award”) with the number of restricted stock units subject to such award determined by dividing

(1) the Annual Equity Award grant value set forth above by (2) the per-share closing price of the Company’s Common Stock on the date of grant (rounded down to the nearest whole unit). Each annual equity award will vest in full on the earlier of (a) the first anniversary of the grant date, (b) the next annual meeting of the Company’s shareholders following the date of grant, (c) the consummation of a Change in Control (as defined in the Existing Equity Plan) or (d) the non-employee director’s death or termination of service on the Board of Directors due to Disability (as defined under the Existing Equity Plan), subject to the non-employee director’s continued service on the Board through such vesting date.

In accordance with the Amended Director Compensation Policy, the next annual equity grants to current members of the Board of Directors are expected to occur in March 2024.

No director who is also an employee of the Company receives compensation for services rendered as a director.

Director Stock Ownership and Holding Requirements.

Our Board of Directors has a stock ownership policy for directors and executive officers. We believe that this policy aligns the interests of our directors with those of our shareholders by requiring directors to have direct ownership in shares of our Common Stock. The policy requires each of our non-employee directors to own shares of our Common Stock having a value equal to at least three times the annual cash retainer they receive (excluding retainers for committee members and chairpersons). Each director is required to be in compliance with the required minimum ownership levels within five years from the date such person is appointed as a director, and is required to retain at least fifty percent (50%) of the net after-tax shares received in respect of equity awards until he or she is in compliance.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the material elements of the Company’s executive compensation program and analyzes the compensation decisions made for the executive officers included in the Summary Compensation Table (the “Named Executive Officers”) for fiscal 2023.

2023 Named Executive Officers

Our Named Executive Officers for fiscal 2023 were:

Jeffrey Rittichier — Chief Executive Officer (our “CEO”)

Tom Minichiello — Chief Financial Officer (our “CFO”)

Iain Black — SVP, Operations

Because we qualify as a “smaller reporting company”, we have only three Named Executive Officers for fiscal 2023.

Fiscal 2023 Financial Performance

Our significant transformation that began in the fiscal year ended September 30, 2019 (“fiscal 2019”) continued throughout fiscal 2023. Five years ago, the Company’s Broadband segment represented over 90% of our total revenue and carried 90% of our assets and costs. Due to risks related to this revenue concentration, including uncertainties concerning changing technology adoption in the CATV market, we initiated efforts to diversify our revenue stream. These efforts accelerated during the fiscal year ended September 30, 2022 (“fiscal 2022”), including the acquisitions of (i) the Space & Navigation business of L3Harris Technologies, Inc. (“L3Harris”) on April 29, 2022 and (ii) the Inertial Navigation business of KVH Industries, Inc. (“KVH”) on August 9, 2022 and continued through fiscal 2023. Several key actions that accelerated this transformation were the subject of significant activity throughout fiscal 2023, including finalization of the efforts to sell our Broadband business, which efforts concluded with the consummation of a transaction transferring substantially all of our assets and liabilities primarily related to our Broadband business (other than our chips business and related wafer fab assets) and defense optoelectronics product line to a buyer on October 11, 2023, and the shutdown of our wafter fab operations and discontinuance of our chips product line during fiscal 2023. As a result of these efforts to transform our business, the contribution of our Broadband segment and defense optoelectronics business line to our total revenue declined to approximately 9.0% during fiscal 2023, while the contribution of our continuing Aerospace and Defense business to our total revenue increased to 91.0% during fiscal 2023.

We believe the actions initiated by the Company to transform our business that continued in fiscal 2023 position the Company for long-term growth and are reflected in these significant changes in our revenue mix.

Executive Compensation Program Highlights

Highlights of our executive compensation program include:

•	Performance-Based Incentive Plans:

•

During fiscal 2023, we continued to utilize our performance-based long-term equity award program that our Compensation Committee developed with Compensia, its independent compensation consultant. Under our program design, typically at least 50% of the target number of shares subject to equity awards granted to our Named Executive Officers consist of performance-based restricted stock units (“PSUs”) that will vest based on a combination of either our relative total shareholder return or an increase in our share price over a three-year performance period and the executive’s continued employment with the Company. During fiscal

2022, 100% of the target number of shares subject to equity awards granted to our Named Executive Officers consisted of PSUs. Due to the limited number of shares available for new awards under our equity plans, the Compensation Committee reduced the overall number of shares subject to equity awards granted in fiscal 2023 and focused our fiscal 2023 equity awards on retention, and as a result, approximately 29% of the target number of shares subject to equity awards granted to our Named Executive Officers in fiscal 2023 consisted of such PSUs. The Company expects that a significant portion of the PSUs awarded to our Named Executive Officers in fiscal 2024, if any, will consist of PSUs.

•

During fiscal 2023, we continued with our performance-based annual short-term incentive program. With respect to each of our Named Executive Officers, including our CEO, 100% of the target bonus opportunity during the 2023 calendar year was tied to adjusted EBITDA for the Company’s ongoing business lines (i.e. excluding the Company’s Broadband and Defense Optoelectronics business lines, which were each discontinued in April 2023 and ultimately sold (other than the Company’s Chips business line within the Broadband segment) in October 2023) for each quarter during the 2023 calendar year (except that for the quarters ended December 31, 2022 and March 31, 2023, the Compensation Committee determined that no amount was payable).

•

We do not have any employment or severance agreements with our Named Executive Officers that provide for “single trigger” change in control cash severance benefits. Our employment agreements with each of our CEO and CFO limit cash severance benefits for a qualifying termination of employment to a “1x” multiple, whether or not the qualifying termination of employment is in connection with a change in control. While the employment agreement with our CEO from December 2014 provides for “single trigger” acceleration and immediate vesting of 50% of his outstanding equity awards in the event of a change in control of the Company, we do not have any agreement with our CFO that provides for “single trigger” equity severance benefits. Our Compensation Committee has the discretion to establish and implement reasonable guidelines and practices with respect to payment of severance upon an executive’s termination without cause, generally, subject to such executive entering into a release of claims in favor of the Company and agreeing to certain meaningful restrictive covenants.

•	None of our Named Executive Officers is entitled to a “gross up” of any income or excise taxes.

•	We maintain a clawback policy with respect to incentive compensation as described in more detail below.

•	We maintain a stock ownership policy that subjects our Named Executive Officers and members of our Board of Directors to specified holding requirements.

•	Our Named Executive Officers and members of our Board of Directors are prohibited from engaging in hedging transactions and pledging transactions with respect to Company securities.

Objectives of the Company’s Executive Compensation Program

The Company’s executive compensation program is designed to:

•	attract, motivate, reward and retain highly qualified and talented individuals,

•	motivate executives to improve the overall performance and profitability of the Company and reward them when specific measurable results have been achieved,

•	encourage accountability by making executive compensation decisions based on each executive’s individual performance and contributions,

•

tie incentive awards to performance metrics that we believe drive the performance of the Company’s Common Stock over the long term to further reinforce the linkage between the interests of the Company’s shareholders and employees,

•	link executives’ interests with shareholders’ interests by generally providing a significant portion of targeted total direct compensation in the form of stock-based incentives, and

•	ensure compensation levels are both externally competitive and internally equitable.

Listening to Our Shareholders

Each year, we provide our shareholders the opportunity to cast an advisory vote on our executive compensation program. This annual vote is known as the “say-on-pay” proposal. At the Company’s 2023 Annual Meeting of Shareholders held on March 10, 2023, approximately 81.6% of the votes cast on the say-on-pay proposal were voted in favor of the proposal, while at the Company’s 2022 Annual Meeting of Shareholders, approximately 94.0% of the votes cast on the say-on-pay proposal were voted in favor of the proposal, and at the Company’s 2021 Annual Meeting of Shareholders, approximately 86.7% of the votes cast on the say-on-pay proposal were voted in favor of the proposal. This say-on-pay result continued the strong support demonstrated by our say-on-pay votes for the five previous fiscal years, where over 90% of shareholders voted in favor of our say-on-pay proposal for three of such fiscal years (all years other than the 2023 and 2021 annual meetings of shareholders). The Compensation Committee believes this high degree of support for our say-on-pay proposals in the past five years reflects shareholders’ approval of the significant changes we made to our executive compensation program during the fiscal year ended September 30, 2016 (“fiscal 2016”) and that have been maintained through fiscal 2023.

We have continued to meet with a significant portion of our institutional shareholders who each individually hold more than 0.5% of our outstanding shares. In general, our shareholders have continued to react positively to our executive compensation and corporate governance practices. Our executive compensation programs have strong governance components that further strengthen our pay-for-performance compensation philosophy, including the following:

	Compensation Practice	Our Policies and Actions
✓	Independent Compensation Committee	Our Compensation Committee consists entirely of independent directors.
✓	Independent Compensation Consultant	Our Compensation Committee utilizes an independent compensation consultant, which is retained directly by the Compensation Committee and provides no other services to the Company’s management.
✓	Pay for Performance: Short-Term Incentive Plan

We continued with our performance-based annual incentive program design. 100% of each Named Executive Officer’s cash bonus opportunity for the 2023 calendar year was tied to a Company performance metric.

✓	Pay for Performance – Equity Awards

In fiscal 2023, approximately 29% of the target number of shares subject to equity awards granted to our Named Executive Officers consisted of PSUs that will vest, if at all, based on our relative total shareholder return over a three-year performance period.

✓	Minimum Vesting Period for Equity Awards	At the 2019 Annual Meeting of Shareholders, the Company’s shareholders, upon the recommendation of the Board, approved the

Company’s 2019 Equity Incentive Plan, which requires substantially all awards granted under the 2019 Equity Incentive Plan to have a minimum vesting period of one year and, subject to the Compensation Committee’s discretion to accelerate awards, prohibits any portion of an award to vest earlier than the first anniversary of the grant date of the award.

✓	Limited Discretion to Accelerate Vesting on Change in Control

At the 2023 Annual Meeting of Shareholders, the Company’s shareholders, upon the recommendation of the Board, approved an amendment to the Company’s 2019 Equity Incentive Plan to provide greater specificity on how awards vest in connection with a change of control (as defined in the 2019 Equity Incentive Plan) and to limit the Compensation Committee’s discretion to accelerate awards upon the consummation of a change in control.

✓	Clawback Policy	We maintain a clawback policy that applies to all of the Named Executive Officers.
✓	Stock Ownership Policy

We maintain a stock ownership policy with a 3x salary ownership requirement for our Chief Executive Officer and a 1x salary ownership requirement for other Named Executive Officers. Executive officers are required to retain at least 50% of the net after-tax shares received in respect of equity awards until they are in compliance.

✓	Restrictions on Hedging and Pledging Transactions	We maintain a policy prohibiting pledging or hedging of the Company’s securities or engaging in derivative transactions related to our Common Stock.

Role of the Compensation Committee

Pursuant to its charter, the Compensation Committee has the authority to determine the compensation of our Named Executive Officers. The Compensation Committee approves the structure of our executive compensation program, and is responsible for administering our equity compensation plans, including approving grants of awards under the plans. In performing its duties, the Compensation Committee is authorized to consider the recommendations of our Chief Executive Officer when determining the compensation of the other Named Executive Officers.

The elements of our executive compensation program and the compensation amounts payable thereunder to each Named Executive Officer were approved by the Compensation Committee. All Compensation Committee members are independent under applicable Nasdaq rules, and, except for recommendations made by Mr. Rittichier with respect to the compensation of the other Named Executive Officers (other than himself), no Named Executive Officers had any role in determining the compensation of the Named Executive Officers.

Compensation Risk

The Compensation Committee has reviewed the Company’s compensation policies and practices for all employees, including executive and non-executive officers, and determined that the Company’s compensation programs do not give rise to risks reasonably likely to have a material adverse effect on the Company. The Compensation Committee noted several design features of the Company’s cash and equity incentive programs for executive officers in particular that reduce the likelihood of excessive risk-taking and instead encourage behaviors that support sustainable value creation by rewarding employees for achieving long-term financial and strategic objectives through prudent business judgment and appropriate risk taking. Some of these elements include:

•	A Balanced Mix of Compensation Components. The program design provides a balanced mix of cash and equity, annual and longer-term incentives, and performance metrics.

•

Multiple Performance Factors. Our incentive compensation plans use company-wide metric(s), which in fiscal 2023 was our quarterly adjusted EBITDA for our ongoing business lines, for any cash bonus to be paid to our Named Executive Officers corresponding to such target and, in the case of certain non-executive employees, individual performance goals related to specific strategic or operational objectives. In addition, long-term incentive compensation in the form of PSUs is based on a combination of either (i) an increase in share price or (ii) relative total shareholder return, which measures our performance against that of our competitors, and the executive’s continued employment with the Company.

•

Focus on Long-term Incentives. Long-term incentive compensation is an integral part of compensation that discourages short-term risk taking. The long-term incentive grants for senior management are currently allocated between restricted stock units and PSUs, which provides a balance of incentives. Our long-term incentive awards generally are granted on an annual basis with long-term, overlapping vesting periods to motivate eligible recipients to focus on sustained stock price appreciation.

•	Managed Expectations. Our cash and equity incentive plans contain a cap on the maximum payout to avoid targets that, if not achieved, result in an unduly large percentage loss of compensation.

•

Stock ownership guidelines. Our stock ownership guidelines require that all of our executive officers hold a significant amount of our equity to align their interests with shareholders over the long term.

•	Clawback policy. We have a compensation recovery (clawback) policy applicable in the event of an accounting restatement.

•

Prohibition Against Short-term and Speculative Transactions. In an effort to avoid the potential for heightened legal risk or the appearance of improper or inappropriate conduct by our directors, executives and other employees, we prohibit all of our employees and directors from engaging in short-term trading of the Company’s securities, short sales, transactions in puts, calls or other derivative securities related to the Company’s stock on an exchange or in any other organized market, entering into hedging or monetization transactions that are designed to hedge or offset any decrease in the market value of the Company’s securities, margining Company securities held in a margin account, or pledging Company securities as collateral for a loan.

Role of Compensation Consultant

Pursuant to its charter, the Compensation Committee has the authority to engage its own advisors to assist in carrying out its responsibilities. Since fiscal 2016, the Compensation Committee has retained Compensia, a national compensation consulting firm, to advise it regarding the amount and types of compensation that we provide to our executive officers, including our Named Executive Officers and how our compensation practices compare to the compensation practices of other companies. The members of the Compensation Committee considered input from Compensia as one factor in making decisions with respect to executive compensation matters, along with information and analysis they received from management and their own judgment and experience.

The Compensation Committee regularly reviews the services provided by Compensia and performs an assessment at least annually on the independence of Compensia to determine whether the compensation consultant is independent. The Compensation Committee determined that Compensia is independent in providing the Compensation Committee with executive compensation consulting services and that Compensia’s work for the Compensation Committee did not raise any conflicts of interest, consistent with SEC rules and Nasdaq listing standards. Compensia did not perform any services for the Company during fiscal 2023 other than providing advice with respect to executive officer and director compensation.

Peer Companies

In October 2022, the Compensation Committee engaged Compensia to conduct a review of the Company’s peer group of companies, as well as a comprehensive compensation survey utilizing the new peer group for each of our Named Executive Officers. Our methodology for selecting our new 2022 peer group of companies, based on the recommendation of Compensia, was to (1) start with our existing peer group, (2) screen out any companies that had been acquired, (3) perform a revenue screen of the existing peer group and other publicly traded Electronic Component, Communication Equipment and Aerospace & Defense companies with revenues over the last four quarters that were approximately 0.5x to 2.5x the Company’s revenues over the same four quarters, (4) perform a market capitalization screen of the existing peer group and other publicly traded Electronic Component, Communication Equipment and Aerospace & Defense companies with 30-day average market capitalizations as of the beginning of November 2022 that were approximately 0.25x to 4x the Company’s 30-day average market capitalization over the same period, and (5) review the peer group of companies used in the prior year by certain proxy advisory firms for potential inclusion as peer group companies if they satisfied the revenue and market capitalization screens described above.

Based on this methodology, we implemented the following changes to our peer group:

Removals:	Additions:	New October 2022 Peer Group:
• NeoPhotonics Corporation	• inTEST Corporation

•  AeroVironment, Inc.

•  Airgain, Inc.

•  Applied Optoelectronics, Inc.

•  Astronics Corporation

•  Aviat Networks, Inc.

•  DZS, Inc.

•  Gilat Satellite Networks Ltd.

•  inTEST Corporation

•  Intevac, Inc.

•  KVH Industries, Inc.

•  Luna Innovations Incorporated

•  nLIGHT, Inc.

•  Park Aerospace Corp.

•  Ultralife Corporation

In October 2022, in connection with compensation decisions related to fiscal 2023, Compensia reviewed the compensation levels for each of the Named Executive Officers, utilizing the Company’s new October 2022 peer group with respect to each of Mr. Rittichier and Mr. Minichiello, and a broad group of technology companies from Compensia’s database with respect to Mr. Black. The analysis covered base salary, target bonus as a percent of salary, target total cash compensation, total long-term incentive compensation value and target total direct compensation relative to each company in the October 2022 peer group (or the broad group of companies with respect to Mr. Black). Following review of Compensia’s analysis, the Compensation Committee made a determination in December 2022 to make no changes to each Named Executive Officer’s base salary or target bonus percentage for fiscal 2023 from the amounts previously approved by the Committee in March 2022.

The purpose of the compensation review was to provide the Compensation Committee with information on the compensation practices and program designs at peer companies. This information is used by the Compensation Committee to inform its decision-making process with respect to the compensation amounts for the Named Executive Officers. However, the Compensation Committee does not rigidly adhere to a benchmarking strategy in setting compensation amounts for the Named Executive Officers. Instead, the peer group compensation information is used as one of the data points for the Compensation Committee to make subjective compensation decisions using its business judgment after considering a number of factors, including our objectives of attracting and motivating highly qualified executives, holding executives accountable and rewarding them for individual performance, and ensuring that compensation levels are externally competitive and internally equitable.

Base Salary

Base salaries for the Named Executive Officers are determined based upon job responsibilities, level of experience, individual performance, and the peer group compensation information described above. No Named Executive Officers are entitled to any automatic base salary increases, and all base salary increases are determined by the Compensation Committee in its discretion. The Compensation Committee reviews any proposed base salary increase for our Chief Executive Officer in executive session without Company management present.

During fiscal 2023, Mr. Rittichier’s base salary was $500,000, Mr. Minichiello’s base salary was $365,000 and Mr. Black’s base salary was $300,000.

Short-Term Cash Incentives

In General. Historically, the Company established a new cash incentive plan each fiscal year which provided the Company’s executive officers an opportunity to receive an annual cash payment in addition to their base salaries. In place of an annual plan, on June 9, 2022, the Company’s Compensation Committee approved the EMCORE Corporation Short-Term Incentive Plan (the “Short-Term Incentive Plan”). The Short-Term Incentive Plan provides participants with an opportunity to earn cash bonus payments upon the satisfaction of performance goals for a specified performance period, generally the Company’s fiscal year, and generally subject to continued employment through the payment date.

Pursuant to the terms of the Short-Term Incentive Plan, the Compensation Committee has the discretionary authority to (1) select eligible employees for participation in the Short-Term Incentive Plan; (2) establish performance periods, target bonus amounts and performance goals; (3) determine the amount of any bonuses payable under the Short-Term Incentive Plan; and (4) delegate certain duties to the Company’s Chief Executive Officer. Individuals eligible for awards under the Short-Term Incentive Plan are employees of the Company, as determined by the Compensation Committee, which include the Company’s executive officers.

Under the Short-Term Incentive Plan, bonus payments, if any, are based on an individual target bonus amount for the performance period set by the Compensation Committee and are directly related to the satisfaction of the applicable performance goal(s) set by the Compensation Committee for such performance period. Performance goals may include one or more of the enumerated benchmarks set forth in the Short-Term Incentive Plan or such other criteria as determined by the Compensation Committee. Such performance goals may relate to the performance of the Company as a whole, a business unit, division, department, individual or any combination of these and may be applied on an absolute basis and/or relative to one or more peer group companies or indices, or any combination thereof, as determined by the Compensation Committee. The Short-Term Incentive Plan provides that the maximum bonus payable to any participant for any fiscal year is 150% of the applicable participant’s base salary for such period or such lower amount as determined by the Compensation Committee. Any bonus payments earned under the Short-Term Incentive Plan will be paid as soon as administratively practicable after the end of the applicable performance period, subject to the employee’s continued employment through the payment date.

The Short-Term Incentive Plan contains baseline good governance features – bonus payments are tied to performance metrics and are subject to a hardwired cap rather than a cap determined each year (and the 2023 annual bonus cap was less than the overall cap under the plan). The Short-Term Incentive Plan shall remain in effect until such time as the Compensation Committee or the Board of Directors of the Company suspends, modifies or terminates the Short-Term Incentive Plan.

Calendar Year 2023 Performance Goals and Target Bonus Amounts. In June 2023, the Compensation Committee adopted financial goals under the Short-Term Incentive Plan for the calendar year ending December 31, 2023 (“CY23”) and determined that no amounts were payable to any Named Executive Officers or non-executive employees of the Company under the Short-Term Inventive Plan in connection with service for the quarters ended December 31, 2022 and March 31, 2023. The Compensation Committee also established a target bonus opportunity under the Short-Term Incentive Plan for each of our Named Executive Officers as follows: 100% of Mr. Rittichier’s base salary, 75% of Mr. Minichiello’s base salary and 50% of Mr. Black’s base salary. However, because at the same time the Compensation Committee set the CY23 target bonus opportunities the Compensation Committee also determined that no bonus would be payable for the quarters ended December 31, 2022 and March 31, 2022, the CY23 target bonus opportunities effectively cover five (5) calendar quarters and provide for an effective maximum possible bonus payout of: 75% of Mr. Rittichier’s base salary, 56.25% of Mr. Minichiello’s base salary and 37.5% of Mr. Black’s base salary. The amount of the cash bonus payable to each Named Executive Officer under the Short-Term Incentive Plan with respect to CY23 could range from 0% to 75% of the Named Executive Officer’s target bonus opportunity, depending on the Company’s achievement of the financial goals for each of the quarters ending March 31, 2023, June 30, 2023, September 30, 2023 and December 31, 2023. The Compensation Committee determined to cap bonus payouts for outperformance at 100% of the employee’s target bonus amount to limit our Named Executive Officer’s and non-executive employees maximum bonus potential for CY23. While the CY23 effective target bonus opportunities for our Named Executive Officers exceed their target bonus opportunities for fiscal 2022, the Compensation Committee, in consultation with Compensia, determined that the CY23 target bonus opportunities were appropriate and reflect the overall decrease in the Named Executive Officer’s equity compensation awards for fiscal 2023 (as described below).

For fiscal 2022, the performance goals under the Short-Term Incentive Plan related solely to the achievement of bookings targets and non-GAAP operating profit targets for the Company’s Broadband and Aerospace & Defense segments. For CY23, in consultation with its advisors, the Compensation Committee, consistent with and in support of the Company’s fiscal 2023 goals and objectives and reflective of certain recent corporate transactions, established CY23 performance goals for the Named Executive Officers related solely to the performance of the Company and the achievement adjusted EBITDA targets for the Company’s ongoing business lines (i.e. excluding the Company’s Broadband and Defense Optoelectronics business lines, which were each discontinued in April 2023 and ultimately sold (other than the Company’s Chips business line within the Broadband segment) in October 2023) for each quarter during CY23 (other than the quarter ended March 31, 2023, for which the Compensation Committee determined that no amount was payable).

The Compensation Committee established equally weighted quarterly adjusted EBITDA targets for the Company’s ongoing business lines as the Company performance goal for CY23 because it believes this financial metric was the best indicator of the Company’s performance for CY23 in light of the Company’s efforts to regain profitability and that this metric properly incentivized the Company’s Named Executive Officers to achieve objectives that would support these efforts as well as the changes to Company’s structure and strategies during CY23 and beyond (including discontinuance or sale of all non-Aerospace and Defense businesses). For purposes of awards payable under the Short-Term Incentive Plan with respect to CY23, “adjusted EBITDA” means operating profit for the Company’s ongoing businesses as determined under generally accepted accounting principles in the United States, less interest expense, tax expense, depreciation and amortization and with adjustments approved by the Compensation Committee that are consistent with the description included in the Company’s quarterly earnings news releases under the section “Use of Non-GAAP Financial Measures” and the associated reconciliation schedules included in both the Company’s quarterly earnings news releases and in the quarterly Board of Director meetings and Audit Committee calls. The adjusted items included in these reconciliations generally include stock-based compensation expense; acquisition-related items including expenses incurred by or on behalf of the Strategy and Alternatives Committee of the Board of Directors, including in connection with proposed acquisitions or divestitures; restructuring, severance/separation, and transition charges; litigation expenses associated with any material arbitration or litigation matters; gain or loss on the sale of assets; and other non-recurring operating net gains or losses and any other items consistent with the description included in the Company’s quarterly earnings news releases under the section “Use of Non-GAAP Financial Measures.”

For CY23, the Compensation Committee established the following equally weighted quarterly adjusted EBITDA targets for the Company’s ongoing business lines as the Company performance goal and subsequently determined our actual performance levels as set forth below:

CY23 Quarter Ended:	Adjusted EBITDA Target (in thousands):	Actual Adjusted EBITDA (in thousands):	Target Achieved:
March 31, 2023	($4,653)	($6,519)	No
June 30, 2023	($4,146)	($1,333)	Yes
September 30, 2023	($2,082)	($938)	Yes
December 31, 2023	To be disclosed	To be determined	To be determined

With respect to the adjusted EBITDA target for the quarter ending December 31, 2023, our financial results for the quarter ended December 31, 2023 have not yet been announced, and therefore we are not disclosing this target because this information constitutes confidential financial information, the disclosure of which would result in competitive harm to the Company (for example, by providing insight into our forecasting practices).

Non-GAAP bookings are reconciled in accordance with GAAP and included in the Company’s Annual Report on Form 10-K filed with the SEC on December 27, 2023. While the Company’s actual adjusted EBITDA exceeded the adjusted EBITDA target for the quarters ended June 30, 2023 and September 30, 2023, any amount payable for CY23 under the Short-Term Incentive Plan will be determined by the Compensation Committee during the quarter ending March 31, 2024. The amount ultimately payable under the Short-Term Incentive Plan for each of our Named Executive Officers, if any, will be determined by the Compensation Committee, in its sole discretion, taking into account the Company’s cash balance as of the date of such determination and the objectives of the Company’s executive compensation program, and subject to the applicable Named Executive Officer remaining employed by the Company through the payment date.

Long-Term Stock-Based Incentives

In General. The Company believes that stock-based incentives are an effective means for aligning the interests of our executives with the interests of our shareholders and that the long-term compensation of the Company’s Named Executive Officers should be linked to the value provided to our shareholders. In addition, we use stock-based compensation as a retention tool. Because our stock-based awards generally vest over a multi-year period, they provide our executives with an ongoing incentive to continue their employment with the Company and to maximize shareholder value. Long-term stock-based incentives granted to our executives for the last several years have been structured in the form of restricted stock unit awards. Restricted stock unit awards are designed to link executives’ interests with those of the Company’s shareholders, because the value of the awards is based on the value of our Common Stock. In addition, they provide a long-term retention incentive throughout the vesting period because the restricted stock units generally have value regardless of stock price volatility.

In granting equity awards to our Named Executive Officers, the Compensation Committee relied on the advice of our independent compensation consultant and used its judgment and discretion to determine the appropriate value of each award at the time it was granted (based on the value of our Common Stock when granted) and reviewed each executive’s individual performance and the performance of the Company in the prior fiscal year, as well as the peer group compensation information described above. For the Named Executive Officers, historically at least 50% of the target number of shares subject to the restricted stock unit awards have consisted of PSUs that will vest based on our relative total shareholder return over a three-year performance period. However, due to certain limitations related to the number of shares available for new awards under our equity plans, with respect to equity awards granted to our Named Executive Officers in fiscal 2023, approximately 29% of the shares subject to the awards consisted of PSUs that will vest, if at all, based on our achievement of an average stock price per share of the Common Stock at the close of regular trading on the principal exchange on which the stock is listed or traded for any 30-calendar day period during a three-year performance period that averages more than 130% of the per share closing price on the date the Grant Date, in each case, generally subject to the executive’s continued employment through the vesting date occurring at the end of the three-year performance period.

Fiscal 2023 Awards for Named Executive Officers. In March 2023, after taking into account the advice of our independent compensation consultant, the Compensation Committee granted (i) PSU awards to each of Mr. Rittichier, Mr. Minichiello and Mr. Black with respect to 217,100, 80,800 and 56,400 shares of our Common Stock, respectively, that vest based on performance (as described below) during the a three-year performance period ending in March 2026, in each case, generally subject to the Named Executive Officer’s continued employment through the last day of the performance period and (ii) RSU awards to each of Mr. Rittichier, Mr. Minichiello and Mr. Black with respect to 217,100, 80,800 and 56,400 shares of our Common Stock, respectively, that vest as to 25% of the underlying shares on each of the first four anniversaries of the grant date, generally subject to the executive’s continued employment through the vesting date. The number of shares underlying the PSU and RSU awards granted in March 2023 were, based on the grant date fair value, less than the annual equity grant values recommended by our independent compensation consultant and less than the grant date fair value of awards made in prior years. However, in determining the number of shares underlying the PSU and RSU awards granted in March 2023, the Compensation Committee balanced the need to incentivize and motivate our Named Executive Officers with the limited number of shares available under the Company’s equity plans. In light of the relatively small awards made in March 2023, in June 2023, when additional shares become available under the Company’s equity plans, the Compensation Committee determined that to further incentivize their continued employment, the Compensation Committee granted additional time-vest RSU awards to each of Mr. Rittichier, Mr. Minichiello and Mr. Black with respect to 323,300, 118,900 and 79,600 shares of our Common Stock, respectively, that vest as to 25% of the underlying shares on each of the first four anniversaries of the grant date, generally subject to the executive’s continued employment through the vesting date. In determining the appropriate grant date value of the June 2023 RSU awards, the Compensation Committee considered the size of historical equity award grants made to other senior executives, the current retention hold for the Named Executive Officers, the recommendations of Compensia, and the peer group compensation information described above.

Fiscal 2023 Performance-Based Program Design. The PSUs granted during fiscal 2023 will vest, if at all, based on a combination of our achievement of an average stock price per share of the Common Stock at the close of regular trading on the principal exchange on which the stock is listed or traded for any 30-calendar day period during a three-year performance period that averages more than 130% of the per share closing price on the PSU grant date, generally subject to the Named Executive Officer’s continued employment through the last day of the performance period. We chose an increase to share price metric as the applicable performance measure because (1) we believe it will incentivize the Named Executive Officers to focus on and grow our returns for shareholders, and (2) it is an objective and easily understandable performance metric that is different than the adjusted EBITDA-based performance measure used with respect to cash bonus payable for fiscal 2023/CY23 under the Short-Term Incentive Plan (and the non-GAAP operating profit, net cash balance and earnings-based performance measures used under certain of our previous annual cash incentive programs).

The PSUs currently outstanding that were granted during fiscal 2022 and the fiscal year ended September 30, 2021 (“fiscal 2021”) will vest based on a combination of our relative total shareholder return over a three-year performance period following the grant date, generally subject to the executive’s continued employment through the last day of the performance period. Relative total shareholder return with respect to the fiscal 2022 PSUs is measured against the companies in the Russell 2000 Index and relative total shareholder return with respect to fiscal 2021 PSUs is measured against the Russell Microcap Index. The Company expects that a significant portion of the PSUs awarded to our Named Executive Officers in fiscal 2024, if any, will consist of PSUs.

CEO Realized Compensation

In evaluating Mr. Rittichier’s compensation, particularly his PSUs granted in March 2022 and March 2023, we believe it is important to understand not only the potential value of incentive awards at the time they are granted, but also the value actually realized by Mr. Rittichier which includes the value of the Common Stock received by Mr. Rittichier on vesting of the PSUs. The 2023 and 2022 Realized Compensation Table below supplements the Summary Compensation Table and shows the compensation actually realized in each of fiscal 2023 and fiscal 2022 by Mr. Rittichier. The primary difference between the 2023 and 2022 Realized Compensation Table below and the Summary Compensation Table is the method used to value stock awards. SEC rules require that the grant date fair value of all stock awards be reported in the Summary Compensation Table in the year in which they were awarded. As a result, a significant portion of the total compensation amounts reported in the Summary Compensation Table relate to stock awards that have not vested, a substantial portion of which are subject to performance-based vesting requirements based on performance over a three-year period ending in 2025 or 2026. Mr. Rittichier may not realize any value from these awards if his employment terminates before the awards vest or if the performance goals are not achieved. By contrast, the 2023 and 2022 Realized Compensation Table below includes only stock awards held by Mr. Rittichier that vested during fiscal 2023 or fiscal 2022, as applicable (all of which were granted at least one year prior to the applicable vesting date, and, with respect to PSUs that were eligible to vest in fiscal 2023 and fiscal 2022, were eligible to vest based on performance over a three year period beginning in April 2020 and ending in April 2023 and beginning in April 2019 and ending in April 2022, respectively) and shows the value of those awards as of the applicable vesting date. As shown in the table below, Mr. Rittichier’s total realized compensation calculated in this manner was $588,981 for fiscal 2023, which was $621,065 less than the 2023 total compensation reported in the Summary Compensation Table, and $926,935 for fiscal 2022, which was $1,412,217 less than the 2022 total compensation reported in the Summary Compensation Table.

2023 and 2022 Realized Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1)($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)	Total Realized Compensation ($)	Difference between Total Realized Compensation and Total Compensation as Reported in Summary Compensation Table ($)
Jeffrey Rittichier	2023	500,000	0	65,125	0	0	(2)	23,856	588,981	621,065
Chief Executive Officer	2022	489,583	0	416,160	0	0		21,192	926,935	1,412,217

(1)	The dollar amounts shown in this column above for stock awards are determined by multiplying the number of shares of our Common Stock subject to the awards granted to Mr. Rittichier (all of which were grants from prior years) that vested (or were eligible to vest) during fiscal 2023 or fiscal 2022 by the per-share closing price of our Common Stock on the vesting date.
(2)

Any amount payable for CY23 under the Short-Term Incentive Plan will be determined by the Compensation Committee during the quarter ending March 31, 2024, taking into account the Company’s cash balance as of the date of such determination and the objectives of the Company’s executive compensation program. Please see the section titled “Short-Term Cash Incentives” above for more detail.

This information is supplemental to, and should be read in connection with, the Summary Compensation Table that appears on page 37.

Company Benefits

The Company’s benefits are an important tool in our ability to attract and retain outstanding employees throughout the Company. As a business matter, we weigh the benefits we need to offer to remain competitive and attract and retain talented employees against the cost of the benefits. Benefit levels are reviewed periodically to ensure they are cost-effective and competitive and support the overall needs of Company employees.

This section describes the benefits that the Company provides to key executives and notes those instances when benefits for the Named Executive Officers differ from the general plan. In some instances, we also describe the programs we offer across the Company as context to specific discussions about executive benefits.

Medical, Dental, and Vision Benefits

The Company offers a standard benefits package to all of its eligible employees, which includes medical, dental and vision coverage. The Named Executive Officers are also eligible to receive supplemental health benefit coverage that is not made available to non-executive employees, which provides the Named Executive Officers with additional Company-paid medical, dental and vision coverage that could be applied when their primary medical, dental or vision coverage has exceeded its coverage limit or does not provide coverage.

Company-Sponsored Retirement Plan

The EMCORE Corporation 401(k) Plan (the “401(k) Plan”) is a tax-qualified defined contribution plan that is designed to comply with the Employee Retirement Income Security Act of 1974, as well as federal and state legal requirements. The 401(k) Plan is designed to provide retirement benefits to eligible employees of the Company.

Eligible employees, including the Company’s Named Executive Officers, may elect to contribute to the 401(k) Plan through salary reduction up to the yearly maximum tax-deductible deferral allowed pursuant to U.S. Internal Revenue Service (“IRS”) regulations. A participant may elect to defer between 1-90% of his or her compensation per pay period. Each participant is able to direct his or her investment into any of the available investment options. Participants’ contributions are vested at 100%.

The Company may provide a discretionary match of a participant’s contribution to the 401(k) Plan. During fiscal 2023 and fiscal 2022, this discretionary match was 100% of the first 3% of a participant’s contribution to the 401(k) Plan plus 50% of the next 2% of a participant’s contribution to the 401(k) Plan, subject to certain IRS limits, with such matching contributions vesting immediately.

Officer and Director Share Purchase Plan

In January 2011, the Compensation Committee approved an Officer and Director Share Purchase Plan (the “ODPP”), which allows executive officers, including the Named Executive Officers, and directors of the

Company to purchase shares of Common Stock at fair market value in lieu of salary or, in the case of directors, director fees. Eligible individuals may voluntarily participate in the ODPP by authorizing payroll deductions or, in the case of directors, deductions from director fees for the purpose of purchasing shares of Common Stock. Elections to participate in the ODPP may only be made during open trading windows under the Company’s insider trading policy and when the participant does not otherwise possess material non-public information concerning the Company.

Perquisites and Other Personal Benefits

We generally do not provide our executive officers, including the Named Executive Officers, with perquisites or other personal benefits, except for supplemental health benefit coverage (as described above under “Medical, Dental, and Vision Benefits”), and, in the case of our CFO, reimbursement of certain modest commuting expenses, including airfare, ground transportation, lodging and meals, related to Mr. Minichiello’s travel to and from his home and the Company’s headquarters. These items are provided because we believe that they serve a necessary business purpose and represent an immaterial element of our executive compensation program. We do not provide tax reimbursements or any other tax payments with respect to perquisites, including excise tax “gross-ups,” to any of our executive officers.

Severance Benefits

In an effort to further promote the retention of the Company’s Named Executive Officers, the Company previously entered into an executive employment agreement with Mr. Rittichier in connection with his appointment as our Chief Executive Officer effective January 3, 2015 and approved an executive employment agreement with Mr. Minichiello in connection with his appointment as our Chief Financial Officer effective August 26, 2019, and in May 2023, the Company and Mr. Black entered into an executive severance and change in control agreement. These agreements set forth each executive’s eligibility for severance benefits upon a qualifying termination by us without “cause” or by the executive for “good reason” (as those terms are defined in each executive’s employment agreement). We do not believe that the Named Executive Officers should be entitled to receive their cash severance benefits merely because a change in control transaction occurs, and a change in control does not, in and of itself, entitle any Named Executive Officer to receive cash severance benefits (i.e., these severance benefits are “double-trigger” benefits).

For more information regarding potential payments that may be made to Messrs. Rittichier, Minichiello and Black upon a qualifying termination of employment or a change in control, see “Executive Compensation — Potential Payments upon Termination or Change-in-Control.”

Clawback Policy

We have long maintained a compensation recoupment policy. Effective as of October 2, 2023, we adopted a clawback policy that provides for the recoupment of excess incentive compensation paid to executive officers, including the Named Executive Officers, in the event of an accounting restatement due to material noncompliance with financial reporting requirements in accordance with Nasdaq listing standards and Exchange Act Rule 10D-1. The policy applies to compensation that is granted, earned, or vested based in whole or in part upon the attainment of a financial reporting measure and provides for the reimbursement or forfeiture by the executive officer of the excess portion of the compensation received by the executive officers during the three preceding fiscal years.

Stock Ownership and Holding Requirements

We maintain a stock ownership policy. We believe that this policy aligns the interests of our executive officers with those of our shareholders by requiring executive officers to have direct ownership in shares of our Common Stock. The policy requires our Chief Executive Officer to own shares of our Common Stock having a value equal to at least three times his or her annual base salary and our other executive officers to own shares of our Common Stock having a value equal to at least one times his or her annual base salary. Shares subject to stock options and unvested stock unit awards are not considered owned by the executive for purposes of the policy. The executives covered by the policy are required to be in compliance with the ownership levels above within five years after the date such person is appointed as an executive officer and are required to retain at least 50% of the net after-tax shares received in respect of equity awards until they are in compliance.

Anti-Hedging, Pledging and Derivatives Policy

The Company considers it improper and inappropriate for the Company’s directors, executive officers and other employees to engage in short-term or speculative transactions in the Company’s securities and other transactions in the Company’s securities that create the potential for heightened legal risk or the appearance of improper or inappropriate conduct even if they occur at a time when the individual is not aware of material nonpublic information. Accordingly, the Company prohibits these individuals from engaging in short-term trading of the Company’s securities, short sales, transactions in puts, calls, or other derivative securities related to the Company’s stock on an exchange or in any other organized market, entering into hedging or monetization transactions that are designed to hedge or offset any decrease in the market value of the Company’s securities, margining Company securities held in a margin account, or pledging Company securities as collateral for a loan.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) (“Section 162(m)”) generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to a company’s chief executive officer and certain current and former executive officers. The Compensation Committee considers, among other relevant factors, the deductibility of compensation when it reviews our compensation plans and policies. However, there can be no assurance that any compensation will, in fact, be deductible, and the Compensation Committee may award non-deductible compensation when it determines it to be appropriate.

EXECUTIVE COMPENSATION

The table below sets forth certain information concerning the compensation paid to or earned by those persons who during fiscal 2023 served as the Company’s Chief Executive Officer, and our CFO and SVP, Operations, who were our two most highly compensated executive officers during fiscal 2023 other than our Chief Executive Officer. Because we qualify as a “smaller reporting company,” compensation information is provided for the fiscal years ended September 30, 2023 and 2022. Additional information regarding the compensation realized by our Chief Executive Officer in fiscal 2023 and fiscal 2022 can be found in the “CEO Realized Compensation” section of the “Compensation Discussion and Analysis” on page 33.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Jeffrey Rittichier (2)	2023	500,000	0	686,190	(2)	0	0	(3)	23,856	(4)	1,210,046
Chief Executive Officer	2022	489,583	0	1,828,377	(2)	0	0		21,192	(4)	2,339,152

Tom Minichiello	2023	365,000	0	254,572		0	0	(3)	43,528	(5)	663,100
Chief Financial Officer	2022	365,000	0	731,351		0	0		40,264	(5)	1,136,615

Iain Black	2023	300,000	0	175,388		0	0	(3)	23,669	(6)	499,057
SVP, Operations

(1)

The amounts in this column represent the grant date fair value of the stock awards granted to the Named Executive Officers during the applicable fiscal year, as determined in accordance with FASB Accounting Standards Codification No. 718 – “Compensation — Stock Compensation” (without regard to estimated forfeitures related to a service based condition) (“ASC 718”). Assumptions used in the calculation of these amounts are set forth in note 14 to the Company’s audited financial statements for the fiscal year ended September 30, 2023, included in the Company’s Annual Report on Form 10-K filed with the SEC on December 27, 2023, and note 14 to the Company’s audited financial statements for the fiscal year ended September 30, 2022, included in the Company’s Annual Report on Form 10-K filed with the SEC on December 28, 2022, respectively. These amounts reflect the Company’s accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the Named Executive Officer.

(2)

Additional information on the actual realized value received by Mr. Rittichier with respect to his stock awards can be found in the “CEO Realized Compensation” section of the “Compensation Discussion and Analysis” above.

(3)

Any amount payable for CY23 under the Short-Term Incentive Plan will be determined by the Compensation Committee during the quarter ending March 31, 2024, taking into account the Company’s cash balance as of the date of such determination and the objectives of the Company’s executive compensation program. Please see the section titled “Short-Term Cash Incentives” above for more detail.

(4)

Consists of $13,707 and $13,500 for payment of supplemental health benefits and $10,149 and $7,692 of matching contributions by the Company under its 401(k) plan, for fiscal 2023 and fiscal 2022, respectively.

(5)

Consists of $15,141 and $14,916 for payment of supplemental health benefits, $11,231 and $12,162 of matching contributions by the Company under its 401(k) plan and $17,156 and $13,186 for reimbursement of certain modest commuting expenses, including airfare, ground transportation, lodging and meals, related to Mr. Minichiello’s travel to and from his home and the Company’s headquarters for fiscal 2023 and fiscal 2022, respectively.

(6)	Consists of $13,707 for payment of supplemental health benefits and $9,962 of matching contributions by the Company under its 401(k) plan.

The following table sets forth as to each Named Executive Officer information about the grants of plan-based awards during fiscal 2023. Each of the equity-based awards was granted under the Company’s 2019 Equity Incentive Plan, and cash-based bonuses were awarded under the Short-Term Incentive Plan. For a narrative description of the terms of these awards, please refer to the “Compensation Discussion and Analysis” above.

Grants of Plan-Based Awards in Fiscal 2023

Name	Grant Date	Potential Payouts Under Non-Equity Incentive Awards			Estimated Future Payouts Under Equity Incentive Awards				All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards(1) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)		Maximum (#)
Jeffrey Rittichier	N/A	0	500,000	500,000	—	—		—	—		—
	3/23/23	—	—	—	0	217,100	(2)	217,100	—		217,100
	3/23/23	—	—	—	—	—		—	217,100	(3)	249,550
	6/15/23	—	—	—	—	—		—	323,000	(4)	219,640

Tom Minichiello	N/A	0	273,750	273,750	—	—		—	—		—
	3/23/23	—	—	—	0	80,800	(2)	80,800	—		80,800
	3/23/23	—	—	—	—	—		—	80,800	(3)	92,920
	6/15/23	—	—	—	—	—		—	118,900	(4)	80,852

Iain Black	N/A	0	150,000	150,000	—	—		—	—		—
	3/23/23	—	—	—	0	56,400	(2)	56,400	—		56,400
	3/23/23	—	—	—	—	—		—	56,400	(3)	64,860
	6/15/23	—	—	—	—	—		—	79,600	(4)	54,128

(1)

The amounts in this column represent the grant date fair value of the stock awards granted to the Named Executive Officers, as determined in accordance with ASC 718 (without regard to estimated forfeitures related to a service based condition). Assumptions used in the calculation of these amounts are set forth in note 14 to the Company’s audited financial statements for the fiscal year ended September 30, 2023, included in the Company’s Annual Report on Form 10-K filed with the SEC on December 27, 2023. These amounts reflect the Company’s accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the Named Executive Officer.

(2)

Represents an award of performance-based restricted stock units (“PSUs”) granted on March 23, 2023. The award of PSUs vest, if at all, on March 22, 2026 based on our achievement of an average stock price per share of the Common Stock at the close of regular trading on the principal exchange on which the stock is listed or traded for any 30-calendar day period during a three-year performance period that averages more than 130% of the per share closing price on the date the grant date, generally subject to the Named Executive Officer’s continued employment through the vesting date occurring at the end of the three-year performance period.

(3)	Represents restricted stock units that vest in four equal annual installments commencing on March 23, 2024, subject to the Named Executive Officer’s continued service through the vesting date.
(4)	Represents restricted stock units that vest in four equal annual installments commencing on June 15, 2024, subject to the Named Executive Officer’s continued service through the vesting date.

The following table sets forth as to each Named Executive Officer information on outstanding equity awards held by the Named Executive Officer as of September 30, 2023.

Outstanding Equity Awards as of September 30, 2023

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights of Stock That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights of Stock That Have Not Vested ($)(1)
Jeffrey Rittichier	—	—	—	—	—	605,400	(2)	290,592	752,505	(3)	361,202

Tom Minichiello	—	—	—	—	—	216,700	(4)	104,016	276,962	(5)	132,942

Iain Black	—	—	—	—	—	152,320	(6)	73,114	186,751	(7)	89,640

(1)

The market value is determined by multiplying the number of underlying shares by $0.48, the closing trading price of Common Stock on the Nasdaq Global Market on September 29, 2023, the last trading day of the fiscal year.

(2)

Consists of the following: (a) 65,000 restricted stock units that were granted on March 23, 2021, 32,500 of which are scheduled to vest on each of March 23, 2024 and 2025; (b) 217,100 restricted stock units that were granted on March 23, 2023, 54,275 of which are scheduled to vest on each of March 23, 2024, 2025, 2026 and 2027; and (c) 323,300 restricted stock units that were granted on June 15, 2023, 80,825 of which are scheduled to vest on each of June 15, 2024, 2025, 2026 and 2027.

(3)

Consists of the following: (a) a target number of 130,000 PSUs scheduled to vest, if at all, based on performance during a performance period ending March 22, 2024; (b) a target number of 405,405 PSUs scheduled to vest, if at all, based on performance during a performance period ending March 11, 2025; and (c) a target number of 217,100 PSUs scheduled to vest, if at all, based on performance during a performance period ending March 22, 2026.

(4)

Consists of the following: (a) 17,000 restricted stock units that were granted on March 23, 2021, 8,500 of which are scheduled to vest on each of March 23, 2024 and 2025; (b) 80,800 restricted stock units that were granted on March 23, 2023, 20,200 of which are scheduled to vest on each of March 23, 2024, 2025, 2026 and 2027; and (c) 118,900 restricted stock units that were granted on June 15, 2023, 29,725 of which are scheduled to vest on each of June 15, 2024, 2025, 2026 and 2027.

(5)

Consists of the following: (a) a target number of 34,000 PSUs scheduled to vest, if at all, based on performance during a performance period ending March 22, 2024; (b) a target number of 162,162 PSUs scheduled to vest, if at all, based on performance during a performance period ending March 11, 2025; and (c) a target number of 80,800 PSUs scheduled to vest, if at all, based on performance during a performance period ending March 22, 2026.

(6)

Consists of the following: (a) 1,820 restricted stock units that were granted on December 21, 2019 which vested on December 21, 2023; (b) 14,500 restricted stock units that were granted on March 23, 2021, 7,250 of which are scheduled to vest on each of March 23, 2024 and 2025; (c) 56,400 restricted stock units that were granted on March 23, 2023, 14,100 of which are scheduled to vest on each of March 23, 2024, 2025, 2026 and 2027; and (d) 79,600 restricted stock units that were granted on June 15, 2023, 19,900 of which are scheduled to vest on each of June 15, 2024, 2025, 2026 and 2027.

(7)

Consists of the following: (a) a target number of 29,000 PSUs scheduled to vest, if at all, based on performance during a performance period ending March 22, 2024; (b) a target number of 101,351 PSUs scheduled to vest, if at all, based on performance during a performance period ending March 11, 2025; and (c) a target number of 56,400 PSUs scheduled to vest, if at all, based on performance during a performance period ending March 22, 2026.

The following table sets forth as to each Named Executive Officer information on the exercise of stock options and the vesting of other stock awards previously granted to the Named Executive Officer during fiscal 2023.

Options Exercised and Stock Vested in Fiscal 2023

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting(1) ($)
Jeffrey Rittichier	—	—	57,500	65,125
Tom Minichiello	—	—	33,500	23,775
Iain Black	—	—	11,570	12,969

(1)	The dollar amounts shown in this column for stock awards are determined by multiplying the number of shares that vested by the per-share closing price of the Common Stock on the vesting date.

Potential Payments upon Termination or Change-in-Control

Employment Agreements with Messrs. Rittichier and Minichiello and Executive Severance and Change in Control Agreement with Mr. Black

In an effort to further promote the retention of Messrs. Rittichier, Minichiello and Black, the Compensation Committee (i) previously approved an executive employment agreement with Mr. Rittichier in connection with his appointment as our Chief Executive Officer effective January 3, 2015, (ii) previously approved an executive employment agreement with Mr. Minichiello in connection with his appointment as our Chief Financial Officer effective August 26, 2019, and (iii) approved an executive severance and change in control agreement with Mr. Black effective May 17, 2023 (the “Black Severance Agreement”). The employment agreements with each of Mr. Rittichier and Mr. Minichiello and the Black Severance Agreement provide that the respective Named Executive Officer’s employment is “at-will” and may be terminated by Mr. Rittichier, Mr. Minichiello or Mr. Black, as applicable, or by the Company at any time with or without cause, subject only to the severance obligations set forth in the applicable employment agreement or the Black Severance Agreement, as applicable.

In accordance with the terms of Mr. Rittichier’s employment agreement, if (a) his employment is terminated without “cause” or (b) he terminates his employment for “good reason,” he will receive the following benefits: (i) continued payment of his base salary for a period of twelve months; (ii) payment of his target annual bonus for the year of termination; and (iii) payment of certain continued health coverage premiums for twelve months. Mr. Rittichier’s employment agreement also provides that he is entitled to acceleration and immediate vesting of 50% of his outstanding equity awards in the event of a “change in control” of the Company.    In addition, if Mr. Rittichier’s employment is terminated without cause or he terminates his employment for good reason within twelve months of a change in control of the Company, under the terms of his employment agreement, Mr. Rittichier is also entitled to acceleration and immediate vesting of 50% of his outstanding equity awards that remain subject to vesting (excepting those which were previously vested due to a change in control, as described above). The terms “cause,” “good reason” and “change in control” as referenced in relation to Mr. Rittichier’s employment agreement are each defined in Mr. Rittichier’s employment agreement.

In accordance with the terms of Mr. Minichiello’s agreement, if (a) his employment is terminated without “cause” or (b) he terminates his employment for “good reason,” he will receive the following benefits: (i) continued payment of his base salary for a period of twelve months; (ii) payment of his target annual bonus for the year of termination; and (iii) payment of certain continued health coverage premiums for twelve months. In addition, if Mr. Minichiello’s employment is terminated without cause or he terminates his employment for good reason within twelve months of a “change in control” of the Company, under the terms of his employment agreement, Mr. Minichiello is also entitled to acceleration and immediate vesting of all of his outstanding equity awards (with any awards subject to performance-based vesting requirements vesting at a minimum of the target performance level). The terms “cause,” “good reason” and “change in control” as referenced in relation to Mr. Minichiello’s employment agreement are each defined in Mr. Minichiello’s employment agreement.

In accordance with the terms of the Black Severance Agreement, if (a) Mr. Black’s employment is terminated without “cause” or (b) he terminates his employment for “good reason,” he will receive the following benefits: (i) continued payment of his base salary for a period of six months; and (ii) payment of certain continued health coverage premiums for six months. In addition, if Mr. Black’s employment is terminated without cause or he terminates his employment for good reason within three months prior to or twelve months following a “change in control” of the Company, under the terms of the Black Severance Agreement, Mr. Black is also entitled to acceleration and immediate vesting of all of his outstanding equity awards that vest based solely on services to the Company over time (with any awards subject to performance-based vesting requirements subject to vesting on the terms set forth in the applicable agreement governing such award). The terms “cause,” “good reason” and “change in control” as referenced in relation to the Black Severance Agreement are each defined in the Black Severance Agreement.

Receipt of the severance benefits described above for Messrs. Rittichier, Minichiello and Black is subject to the executive entering into a general release agreement with the Company and compliance with certain confidentiality, nondisclosure and other restrictive covenants set forth in the applicable employment agreement.

Under the terms of each employment agreement, the initial base salary of each of Mr. Rittichier or Mr. Minichiello was established as described in more detail below. The base salary of each of Mr. Rittichier or Mr. Minichiello will continue to be determined annually by the Compensation Committee, which may, in its sole and absolute discretion, increase Mr. Rittichier’s or Mr. Minichiello’s base salary, but may not decrease it below Mr. Rittichier’s or Mr. Minichiello’s initial base salary without Mr. Rittichier’s or Mr. Minichiello’s consent, as applicable. In addition, each of Mr. Rittichier and Mr. Minichiello are entitled to participate in any of the Company’s annual bonus or pay-for-performance plans, with Mr. Rittichier entitled to a target annual cash bonus of 80% of his base salary (which was increased to 90% of his base salary in connection with the Compensation Committee’s December 2020 compensation review and increased to 100% of his base salary in connection with the Compensation Committee’s March 2022 compensation review) and Mr. Minichiello entitled to a target annual cash bonus of 50% of his base salary (which was increased to 75% of his base salary in connection with the Compensation Committee’s March 2022 compensation review). Each of Mr. Rittichier or Mr. Minichiello will be eligible for equity awards under the Company’s equity award plans covering senior executives, in each case, as may be in effect from time to time and as approved by the Compensation Committee in its sole and absolute discretion.

In the event a payment or benefit provided under the employment agreement would constitute a “parachute payment” within the meaning of Section 280G of the Code, then such payment or benefit will be limited as provided in the employment agreement. None of the employment agreements provide for any tax “gross up” or similar payment for any excise taxes that may be triggered by the payment of any parachute payments.

The following are estimated payments and benefits that would be provided to each of Mr. Rittichier, Mr. Minichiello and Mr. Black in the event the Named Executive Officer’s employment is terminated as described above. In accordance with applicable SEC disclosure rules, the estimates assume a termination date of September 29, 2023, the last business day of fiscal 2023. The actual amounts of the payments and costs of the benefits, however, can only be determined at the time of an executive’s separation from the Company.

Name	Severance ($)	Continued Health Coverage (Company Part Only) ($)
Jeffrey Rittichier	1,000,000	23,936
Tom Minichiello	638,750	17,859
Iain Black	150,000	23,936

In addition, as of September 30, 2023, Messrs. Rittichier, Minichiello and Black would realize the following gains from the acceleration of unvested equity awards under the circumstances described above, measured based on a stock price of $0.48, which was the per share closing price of the Common Stock on the Nasdaq Global Market on September 29, 2023, the last trading day of fiscal 2023, assumes a change of control occurred on September 30, 2023, and assumes the acceleration and payout of PSUs based on a share price of $0.48 upon consummation of the change of control transaction:

•	Jeffrey Rittichier: $145,296 upon a change of control and an additional $145,296 upon a qualifying termination within twelve months of a change in control.

•	Tom Minichiello: $104,016 upon a qualifying termination within twelve months of a change in control.

•	Iain Black: $73,114 upon a qualifying termination within twelve months of a change in control.

If Mr. Rittichier’s, Mr. Minichiello’s or Mr. Black’s employment is terminated for cause or such Named Executive Officer terminates his employment without good reason, the Company will pay the Named Executive Officer’s base salary through the effective date of his termination and will not have any additional obligations to the Named Executive Officer. If the Mr. Rittichier’s or Mr. Minichiello’s employment terminates as a result of his death, the Company will pay Mr. Rittichier’s or Mr. Minichiello’s base salary, as applicable, through the effective date of his termination and provide his spouse and children health insurance coverage as in effect on the date of termination for a period of twelve months thereafter (at a cost to the Company as of September 30, 2023 in the amount set forth in the table above under “Continued Health Coverage (Company Part Only)”).

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For information regarding the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Executive Compensation – Compensation Discussion and Analysis.”

Pay Versus Performance Table

Year	Summary Compensation Table Total for CEO ($)(1)	Compensation Actually Paid to CEO ($)(2)	Average Summary Compensation Table Total for Non-CEO Named Executive Officers ($)(3)(4)	Average Compensation Actually Paid to Non-CEO Named Executive Officers ($)(5)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)	Net Income $(in thousands) ($)
2023	1,210,046	(1,131,014)	1,162,157	(222,633)	6.42	(75,359)
2022	2,339,152	(2,880,664)	2,078,621	(519,152)	22.33	(24,333)

(1)	The dollar amounts reported are the total compensation reported for Mr. Rittichier, our CEO, for each fiscal year in the “Total” column of the Summary Compensation Table.
(2)	The following represents the adjustments made to the Summary Compensation Table totals to derive the compensation actually paid to Mr. Rittichier in his role as CEO:

Adjustments to Determine Compensation “Actually Paid” to CEO	2023	2022
Deduction for Amounts reported under the “Stock Awards” column in the Summary Compensation Table	686,190	1,828,377
Deduction for fair value of awards granted during year that remain outstanding as of covered year end	(363,456)	(677,026)
Increase for fair value of awards granted during year that vested during covered year	0	0
Increase/deduction for change in fair value from prior year-end to covered year-end of awards granted prior to covered year that were outstanding and unvested as of year-end	1,229,432	3,231,725
Increase/deduction for change in fair value from prior year-end to vesting date of awards granted prior to covered year that vested during covered year	30,900	376,570
Deduction of fair value of awards granted prior to covered year that were forfeited during covered year	501,000	460,170
Increase based upon incremental fair value of awards modified during year	256,994	0
Increase based on dividends or other earnings paid during covered year, prior to vesting date of award	0	0

(3)

The dollar amounts reported represent the average of the amounts reported for our named executive officers as a group (excluding our CEO) in the “Total” column of the Summary Compensation Table in each applicable fiscal year.

(4)	The named executive officers included in the non-CEO named executive average for each year are as follows:

2023	Messrs. Minichiello and Black
2022	Messrs. Minichiello and Lu

(5)

The following represents the adjustments made to the Summary Compensation Table totals for our non-CEO named executive officers to derive the average compensation actually paid for our non-CEO Named Executive Officers:

Adjustments to Determine Compensation “Actually Paid” to Non-CEO Named Executive Officers	2023	2022
Deduction for amounts reported under the “Stock Awards” column in the Summary Compensation Table	429,960	1,340,810
Increase for fair value of awards granted during year that remain outstanding as of covered year end	(226,992)	(496,486)
Increase for fair value of awards granted during year that vested during covered year	0	0
Increase/deduction for change in fair value from prior year-end to covered year-end of awards granted prior to covered year that were outstanding and unvested as of year-end	694,903	1,423,955
Increase/deduction for change in fair value from prior year-end to vesting date of awards granted prior to covered year that vested during covered year	65,878	237,460
Deduction of fair value of awards granted prior to covered year that were forfeited during covered year	247,160	92,034
Increase based upon incremental fair value of awards modified during year	156,726	0
Increase based on dividends or other earnings paid during covered year, prior to vesting date of award	0	0

The following graphical depictions demonstrate the relationship between (i) the compensation actually paid to our Named Executive Officers versus our total shareholder return and (ii) the compensation actually paid to our Named Executive Officers versus our new income, for the periods covered in the Pay Versus Performance Table.

Comparison of “Compensation Actually Paid” versus Total Shareholder Return (“TSR”)

Comparison of “Compensation Actually Paid” versus Net (Income/Loss)

COMPENSATION COMMITTEE REPORT

The information contained under this “Compensation Committee Report” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any filings under the Securities Act of 1933, as amended (“Securities Act”), or under the Exchange Act, or be subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates this information by reference into any such filing.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement in accordance with Item 407(e)(5) of Regulation S-K.

This report is submitted by the Compensation Committee.

COMPENSATION COMMITTEE

Rex S. Jackson, Chairman

Bruce E. Grooms

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2023, the members of the Company’s Compensation Committee included Messrs. Domenik, Grooms and Jackson. No member of the Compensation Committee served as one of the Company’s officers or employees during fiscal 2023 or was formerly an officer or employee of the Company at any time. None of the Company’s executive officers served as a member of the compensation committee of any other company that has an executive officer serving as a member of the Company’s Board of Directors or Compensation Committee during fiscal 2023. None of the Company’s executive officers served as a member of the board of directors of any other company that has an executive officer serving as a member of the Company’s Compensation Committee during fiscal 2023.

OWNERSHIP OF SECURITIES

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of January [16], 2024 certain information regarding the beneficial ownership of Common Stock of the Company by: (i) each Named Executive Officer of the Company, (ii) each director and nominee, (iii) all directors and current executive officers as a group (8 persons), and (iv) each person or “group” (as that term is defined in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than five percent (5%) of the Common Stock of the Company. Except as otherwise indicated, the Company believes, based on information furnished by such persons, that each person listed below has the sole voting and investment power over the shares of Common Stock shown as beneficially owned, subject to community property laws, where applicable. Shares beneficially owned include shares of Common Stock, options to acquire shares of Common Stock and restricted stock units that are exercisable or will vest within sixty (60) days of January [16], 2024. Unless otherwise indicated, the address of each of the beneficial owners is c/o EMCORE Corporation, 2015 W. Chestnut Street, Alhambra, CA, 91803.

Name	Shares Beneficially Owned		Percent of Common Stock (1)
5% Shareholders:
Archon Capital Management LLC and affiliated individuals and entities	7,601,009	(2)	9.8%
Bradley L. Radoff and The Radoff Family Foundation.	5,978,863	(3)	7.7%
AWM Investment Company, Inc	5,262,296	(4)	6.8%
Named Executive Officers and Directors:
Cletus C. Glasener	2,027	(5)	*
Bruce E. Grooms	72,375		*
Noel Heiks	69,601		*
Rex S. Jackson	70,462		*
Jeffrey J. Roncka	—	(6)	*
Iain Black	38,873		*
Tom Minichiello	82,496		*
Jeffrey Rittichier	393,249		*
All directors and current executive officers as a group (8 persons)	729,083		[ *]%

*	Less than 1.0%
(1)	As of January [16], 2024, [77,303,718] shares of Common Stock were outstanding.
(2)

Based on information in a Schedule 13G filed jointly by Archon Capital Management, LLC (“Archon”), Constantinos Christofilis and Strategos Fund, L.P. (“Strategos”) with the SEC on August 25, 2023 for their holdings as of August 17, 2023. Each of Archon and Mr. Christofilis have shared voting power and shared dispositive power with respect to 7,601,009 shares of Common Stock and Strategos has shared voting power and shared dispositive power with respect to 4,320,502 shares of Common Stock. Each such entity’s principal business office address is c/o Archon Capital Management LLC, 1100 19th Avenue E, Seattle, Washington 98112.

(3)

Based on information in a Schedule 13D/A filed jointly by Bradley L. Radoff and The Radoff Family Foundation (the “Radoff Foundation”) with the SEC on January 11, 2024 for their holdings as of January 10, 2024. The Radoff Foundation beneficially owns directly 435,143 shares of Common Stock and has sole voting and sole dispositive power with respect to 435,143 shares of Common Stock. Mr. Radoff beneficially owns directly 5,543,720 shares of Common Stock and, as a director of the Radoff Foundation, may be deemed to beneficially own the 435,143 shares of Common Stock owned by the Radoff Foundation. Mr. Radoff has sole voting and sole dispositive power with respect to 5,978,863 shares of Common Stock. Each of Mr. Radoff and the Radoff Foundation may be deemed to be a member of a “group” for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 5,978,863 shares of Common Stock owned in the aggregate by all of them. Each of Mr. Radoff and the Radoff Foundation specifically disclaims beneficial ownership of the securities reported herein that he or it does not directly own. Mr. Radoff’s and the Radoff Foundation’s principal business office address is 2727 Kirby Drive, Unit 29L, Houston, Texas 77098.
(4)

Based on information in a Schedule 13G/A filed by AWM Investment Company, Inc. (“AWM”) with the SEC on March 10, 2023 for its holdings as of February 28, 2023 and subsequent Form 4s filed with the SEC on May 25, 2023, May 31, 2023 June 14, 2023, and June 20, 2023. AWM, in its capacity as investment adviser to Special Situations Cayman Fund, L.P., a Cayman Island limited partnership (“CAYMAN”), Special Situations Fund III QP, L.P., a Delaware limited partnership (“SSFQP”), Special Situations Private Equity Fund, L.P., a Delaware limited partnership (“SSPE”), Special Situations Technology Fund, L.P., a Delaware limited partnership (“TECH”) and Special Situations Technology Fund II, L.P., a Delaware limited partnership (“TECH II”), and has sole voting and sole dispositive power with respect to 696,039 shares of Common Stock held by CAYMAN, 2,266,959 shares of Common Stock held by SSFQP, 489,748 shares of Common Stock held by SSPE, 280,329 shares of Common Stock held by TECH and 1,529,221 shares of Common Stock held by TECH II. Austin W. Marxe, David M. Greenhouse and Adam C. Stettner are members of SSCayman, L.L.C., a Delaware limited liability company, the general partner of CAYMAN. Messrs. Greenhouse and Stettner are members of: MGP Advisers Limited Partnership, a Delaware limited partnership, the general partner of SSFQP; MG Advisers, L.L.C., a New York limited liability company, the general partner of SSPE; and SST Advisers, L.L.C., a Delaware limited liability company, the general partner of TECH and TECH II. Messrs. Marxe, Greenhouse and Stettner are also controlling principals of AWM. AWM’s principal business office address is c/o Special Situations Funds, 527 Madison Avenue, Suite 2600, New York, NY 10022.

(5)

Based on information in a Schedule 13D/A filed jointly by Bradley L. Radoff, the Radoff Foundation, Cletus C. Glasener, and Jeffrey J. Roncka with the SEC on December 6, 2023 for their holdings as of December 5, 2023. Mr. Glasener beneficially owns directly 2,027 shares of Common Stock and has sole voting and sole dispositive power with respect to 2,027 shares of Common Stock. Mr. Glasener’s principal business office address is 205 Balmoral Drive, Colleyville, Texas 76034.

(6)

Based on information in a Schedule 13D/A filed jointly by Bradley L. Radoff, the Radoff Foundation, Cletus C. Glasener, and Jeffrey J. Roncka with the SEC on December 6, 2023 for their holdings as of December 5, 2023. Mr. Roncka beneficially owns 0 shares of Common Stock and has no voting or dispositive power with respect to any Common Stock. Mr. Roncka’s principal business address is 3937 N. Chesterbrook Road, Arlington, Virginia 22207.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth, as of September 30, 2023, the number of securities outstanding under each of the Company’s compensation plans under which equity securities are authorized for issuance, the weighted average exercise price of outstanding options, and the number of securities available for grant under such plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	5,533,124	(1)	$4.59	(3)	385,612

Equity compensation plans not approved by security holders	210,375	(2)	—		31,000

Total	5,743,499		$4.59	(3)	416,612	(4)

(1)

Consists of 9,005 outstanding stock options, 3,819,701 unvested time-based restricted stock units and 1,704,418 unvested PSUs under the EMCORE Corporation 2000 Stock Option Plan, the 2010 Equity Incentive Plan, the 2012 Equity Incentive Plan, and the 2019 Equity Incentive Plan as of September 30, 2023. With respect to PSUs, includes the maximum number of shares potentially issuable.

(2)	Consists of 210,375 unvested time-based restricted stock units under the EMCORE Corporation 2022 New Employee Inducement Plan (the “2022 New Employee Inducement Plan”) as of September 30, 2023.
(3)

Represents the weighted average exercise price of outstanding stock options under the EMCORE Corporation 2000 Stock Option Plan, the 2010 Equity Incentive Plan, the 2012 Equity Incentive Plan and the 2019 Equity Incentive Plan as of September 30, 2023.

(4)

Consists of 416,612 shares that remained available for grant under the 2019 Equity Incentive Plan or the 2022 New Employee Inducement Plan as of September 30, 2023. In addition, 88,741 shares remained available for grant under the ODPP.

PROPOSAL II:

APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT, AT THE SOLE DISCRETION OF THE COMPANY’S BOARD OF DIRECTORS, A REVERSE STOCK SPLIT

Overview

The shareholders are being asked to approve a possible reverse stock split of our outstanding Common Stock in the range of from 5:1 to 12:1 (or more plainly stated, the range would be as low as from five existing shares to be exchanged for one new share, to as high as twelve existing shares to be exchanged for one new share), as determined in the sole discretion of the Board of Directors. The Board of Directors has adopted a resolution (i) declaring the advisability of a possible reverse stock split in the range of 5:1 to 12:1, subject to shareholder approval, (ii) in connection therewith, approving a form of amendment to our Certificate of Incorporation to effect such a reverse stock split, subject to shareholder approval, and (iii) authorizing any other action the Board of Directors deems necessary to effect such a reverse stock split, without further shareholder approval or authorization. If the proposed reverse stock split is approved, our Board of Directors would have the discretion to elect, as it determines to be in the best interests of the Company and our shareholders, to effect the reverse stock split at any exchange ratio within the range at any time before the 2025 Annual Meeting of Shareholders. In addition, notwithstanding shareholder approval and without further action by the Company’s shareholders, the Board of Directors may elect not to implement the reverse stock split at its sole discretion. The Board of Directors believes that approval of a proposal granting this discretion to the Board of Directors provides the Board of Directors with appropriate flexibility to achieve the purposes of the reverse stock split, if implemented, and to act in the best interests of the Company and our shareholders. The amendment to the Certificate of Incorporation is attached as Appendix A to this Proxy Statement.

The Purpose for Which the Board of Directors Would Effect the Reverse Stock Split

The Board of Directors believes that it is in the best interests of the Company and our shareholders for the Board of Directors to obtain the authority to implement a reverse stock split. In determining the advisability of a reverse stock split, the Board of Directors considered the following anticipated benefits:

•	increasing institutional investor interest in and ownership of our Common Stock;

•	increasing investors’ visibility into our profitability on a per share basis; and

•	improving our ability to maintain long-term compliance with the listing requirements of Nasdaq, including compliance with Nasdaq’s $1.00 minimum bid price requirement.

The Board of Directors believes that the reverse stock split, if completed, could make our Common Stock more attractive to a broader range of institutional and other investors. Many brokerage houses and institutional investors have adopted internal policies and practices that either prohibit or discourage them from investing in low-priced stocks or recommending such stocks to their customers because of the trading volatility often associated with such stocks. The processing of trades in low-priced stocks may be economically unattractive to brokers and their customers because brokers’ commissions on transactions are often based on the number of shares subject to the transaction and in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide research coverage on low-priced stocks. The combination of lower transaction costs and increased interest from institutional investors and analysts could ultimately improve the trading liquidity of our Common Stock.

The Board of Directors believes that a decrease in our outstanding shares of Common Stock would result in increased visibility for our net earnings (loss) per share. For example, if our weighted average number of shares of Common Stock outstanding was 100 million, each $1.0 million of net income would result in $0.01 of earnings per share and net income of less than $0.5 million would result in no earnings per share as a result of rounding. If we implemented the reverse stock split using a ratio of 5:1 and reduced the weighted average number of shares outstanding to 20 million, each $200,000 of net income would result in $0.01 earnings per share and any change in net income of greater than $100,000 would be visible in earnings per share, making it easier to reflect changes in our quarterly and annual results of operations, whether up or down, in our earnings (loss) per share calculations.

In addition, the reverse stock split is intended to help avoid any non-compliance with Nasdaq’s $1.00 minimum bid price requirement. On June 23, 2023, we received a letter (the “Notification Letter”) from Nasdaq stating that we were not in compliance with the minimum bid price requirements set forth in Nasdaq Listing Rule 5450(a)(1) because our Common Stock failed to maintain a minimum closing bid price of $1.00 per share for 30 consecutive business days. To regain compliance, the closing bid price of our Common Stock must be at least $1.00 per share for a minimum of 10 consecutive business days at any time prior to December 20, 2023, which deadline was subsequently extended by Nasdaq until June 17, 2024. As a result of the Notification Letter, the Board of Directors believes that it would be advisable to implement a reverse stock split.

Board Discretion to Implement the Reverse Stock Split

The Board of Directors believes that shareholder approval of a range of potential exchange ratios (rather than a single exchange ratio) is in the best interests of the Company and our shareholders because it provides the Board of Directors with the flexibility to achieve the desired results of the reverse stock split and because it is not possible to predict market conditions at the time the reverse stock split would be implemented. If the shareholders approve this proposal, the Board of Directors would carry out a reverse stock split only upon the Board of Directors’ determination that a reverse stock split would be in the best interests of the Company and our shareholders at that time. The Board of Directors would then set the ratio for the reverse stock split in an amount it determines is advisable and in the best interests of the Company and our shareholders considering relevant market conditions at the time the reverse stock split is to be implemented. In determining the ratio, following receipt of shareholder approval, the Board of Directors may consider, among other things:

•	the historical prices and trading volume of our Common Stock;

•	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the reverse stock split on the trading market for our Common Stock;

•	the outlook for the trading price of our Common Stock;

•	the historic and then-prevailing prices of our competitors’ common stock;

•	any threshold prices of brokerage houses or institutional investors which could impact their ability to invest or recommend investments in our Common Stock;

•	our ability to maintain compliance with the then-current listing requirements of Nasdaq; and

•	prevailing general market and economic conditions.

The Board of Directors intends to select a reverse stock split ratio that it believes would be most likely to achieve the anticipated benefits of a reverse stock split described above.

To accomplish the reverse stock split, we would file an amendment to the Certificate of Incorporation with the Department of the Treasury of the State of New Jersey. The form of amendment to the Certificate of Incorporation to accomplish the proposed reverse stock split is attached as Exhibit A to this Proxy Statement. The text of the amendment to the Certificate of Incorporation is subject to modification to include such changes as the Board of Directors deems necessary and advisable to effect the reverse stock split, including the applicable ratio for the reverse stock split. If the Board of Directors elects to implement the reverse stock split, the number of issued and outstanding shares of our Common Stock would be reduced in accordance with the selected exchange ratio for the reverse stock split. The number of authorized shares of Common Stock and our preferred stock would remain unchanged. The reverse stock split would become effective upon filing the amendment to the Certificate of Incorporation with the Department of the Treasury of the State of New Jersey. No further action on the part of shareholders would be required to either effect or abandon the reverse stock split. If the Board of Directors does not implement the reverse stock split prior to the date of the 2025 Annual Meeting of Shareholders, the authority granted in this proposal to implement the reverse stock split will terminate. The Board of Directors reserves its right to elect not to proceed and abandon the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interests of the Company and our shareholders.

Potential Effects of the Proposed Reverse Stock Split

The immediate effect of the reverse stock split would be to reduce the number of shares of the outstanding Common Stock and to increase the trading price of such Common Stock. However, the effect of any consummated reverse stock split upon the market price of the Common Stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances is that sometimes stock performance improves, but in many cases it does not. There can be no assurance that the trading price of the Common Stock after the reverse stock split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding as a result of the reverse stock split or remain at an increased level for any period. Also, there is no assurance that a reverse stock split would not eventually lead to a decrease in the trading price of the Common Stock, that the trading price would remain above the thresholds required by the Nasdaq listing rules or that we will be able to continue to meet the other continued listing requirements of Nasdaq. The trading price of the Common Stock may change due to a variety of other factors, including our operating results, other factors related to our business and general market conditions. In addition, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be issued and outstanding if the reverse stock split is effectuated.

As of January 16, 2024, there were [77,303,718] shares of Common Stock outstanding. Depending on the ratio for the reverse stock split determined by our Board of Directors, a minimum of 5 and a maximum of 12 shares of currently outstanding Common Stock will be combined into one new share of Common Stock.

Effects on Ownership by Individual Shareholders

If we implement the reverse stock split, the number of shares of our Common Stock held by each shareholder would be reduced by multiplying the number of shares held immediately before the reverse stock split by the selected exchange ratio, and then rounding up to the nearest whole share. The reverse stock split would not affect any shareholder’s percentage ownership interest in the Company or proportionate voting power, except to the extent that interest in a fractional share would be rounded up to the nearest whole share.

Effect on Options, Warrants and Other Securities

In addition, all outstanding options, warrants and other securities entitling their holders to purchase shares of our Common Stock would be adjusted as a result of the reverse stock split, as required by the terms of these securities. In particular, proportionate adjustments will be made to the exercise price per share and the number of shares issuable upon the exercise of all outstanding options, entitling the holders to purchase shares of our Common Stock, which will result in approximately the same aggregate price being required to be paid for such options upon exercise immediately preceding the reverse stock split. Also, the number of shares reserved for issuance under any existing employee stock option plans would be reduced proportionally based on the selected exchange ratio of the reverse stock split. Our preferred stock would not be affected by the proposed reverse stock split.

Other Effects on Outstanding Shares

If the reverse stock split were implemented, the rights and preferences of the outstanding shares of Common Stock would remain the same after the reverse stock split. Each share of Common Stock issued pursuant to the reverse stock split would be fully paid and non-assessable. The reverse stock split would result in some shareholders owning “odd-lots” of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Effect on Authorized Shares of Common Stock

Although the number of authorized shares of our capital stock would not change as a result of the reverse stock split, the number of outstanding shares of Common Stock would be reduced in proportion to the selected exchange ratio. Thus, the reverse stock split would effectively increase the number of authorized and unissued shares of Common Stock available for future issuance by the amount of the reduction effected by the reverse stock split. The Board of Directors currently expects that if the reverse stock split is implemented, the proposal to increase the number of authorized shares of our Common Stock described in Proposal III will not be implemented.

Procedure for Implementing the Proposed Reverse Stock Split and Exchange of Stock Certificates

If shareholders approve the proposed amendment to the Certificate of Incorporation, the Board of Directors may elect whether or not to declare a reverse stock split at any time before the 2025 Annual Meeting of Shareholders. The reverse stock split would be implemented by filing the amendment to the Certificate of Incorporation with the Department of the Treasury of the State of New Jersey, and the reverse stock split would become effective on the date the filing is accepted by the Department of the Treasury of the State of New Jersey. As of the effective date of the reverse stock split, each certificate representing shares of our Common Stock before the reverse stock split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the reverse stock split, except that holders who have not exchanged their certificates would not be entitled to receive any dividends or other distributions payable by us after the effective date until they surrender their old stock certificates for exchange. All shares, underlying options and warrants and other securities would also be automatically adjusted on the effective date. If we elect to exchange share certificates, our transfer agent would act as the exchange agent for purposes of implementing the exchange of stock certificates. In such event, as soon as practicable after the effective date, shareholders and holders of securities convertible into our Common Stock would be notified of the effectiveness of the reverse stock split. Shareholders of record would receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the reverse stock split. Persons who hold their shares in brokerage accounts or “street name” would not be required to take any further actions to effect the exchange of their certificates. No new certificates would be issued to a shareholder until such shareholder has surrendered the outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the reverse stock split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the reverse stock split, rounded up to the nearest whole share. Shareholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

Accounting Consequences

The no par value per share of our Common Stock would remain unchanged after the reverse stock split. The per share Common Stock net income or loss and net book value will be increased for current and comparative prior periods because there will be fewer shares of the Common Stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

Fractional Shares

We will not issue fractional shares in connection with the reverse stock split. In order to avoid the expense and inconvenience of issuing and transferring fractional shares of our Common Stock to shareholders who would otherwise be entitled to receive fractional shares of Common Stock following the reverse stock split, any fractional shares which result from the reverse stock split will be rounded up to the next whole share.

No Appraisal Rights

Under the New Jersey Business Corporation Act, shareholders are not entitled to appraisal rights with respect to the proposed amendment to the Certificate of Incorporation to effect the reverse stock split.

United States Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of U.S. federal income tax consequences of the proposed reverse stock split to us and to U.S. Holders (as defined below) that hold shares of our Common Stock as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion is based on the Code, U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect us or a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below and there can be no assurance that the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed reverse stock split.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of Common Stock that, for U.S. federal income tax purposes, is or is treated as (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement treated as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person. This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income.

In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation, financial institutions, insurance companies, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations, dealers or traders in securities, commodities or currencies, shareholders who hold Common Stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes, persons whose functional currency is not the U.S. dollar, or U.S. Holders who actually or constructively own 10% or more of our voting stock.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding Common Stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed reverse stock split to them.

In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the proposed reverse stock split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the proposed reverse stock split, whether or not they are in connection with the proposed reverse stock split. This discussion should not be considered as tax or investment advice, and the tax consequences of the proposed reverse stock split may not be the same for all shareholders.

Each shareholder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the reverse stock split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign tax consequences.

Tax Consequences to the Company. The proposed reverse stock split is intended to be treated as a “recapitalization” pursuant to Section 368(a)(1)(E) of the Code. As a result, we should not recognize taxable income, gain or loss in connection with the proposed reverse stock split.

Tax Consequences to U.S. Holders. Assuming the reverse stock split qualifies as a “recapitalization” pursuant to Section 368(a)(1)(E) of the Code, a U.S. Holder generally should not recognize gain or loss upon the proposed reverse stock split for U.S. federal income tax purposes. A U.S. Holder’s aggregate adjusted tax basis in the shares of Common Stock received pursuant to the proposed reverse stock split should equal the aggregate adjusted tax basis of the shares of Common Stock exchanged therefor. The U.S. Holder’s holding period in the shares of Common Stock received pursuant to the proposed reverse stock split should include the holding period in the shares of Common Stock exchanged therefor. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of shares of Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

As noted above, we will not issue fractional shares of Common Stock in connection with the reverse stock split. In certain circumstances, shareholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-reverse stock split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.

The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of such shareholder’s circumstances and income tax situation and our view regarding the U.S. federal income tax consequences of the reverse stock split is not binding on the IRS or the courts. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local and foreign tax consequences to you of the reverse stock split.

Required Vote

The affirmative vote of a majority of the votes cast at the Annual Meeting is required for the adoption of the proposed amendment to the Certificate of Incorporation to authorize us to effect a reverse stock split of our Common Stock in the range from 5:1 to 12:1, as determined in the sole discretion of the Board of Directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT, AT THE SOLE DISCRETION OF THE BOARD OF DIRECTORS, A REVERSE STOCK SPLIT IN THE RANGE FROM 5:1 TO 12:1 AS DESCRIBED UNDER PROPOSAL II AND SET FORTH IN APPENDIX A HERETO. Unless otherwise instructed, the proxyholders will vote all properly submitted proxies “FOR” the approval of an amendment to the Certificate of Incorporation to effect, at the sole discretion of the Board of Directors, the proposed reverse stock split.

PROPOSAL III:

APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 150,000,000 SHARES, AT THE SOLE DISCRETION OF THE COMPANY’S BOARD OF DIRECTORS

Background

Our Certificate of Incorporation currently authorizes a total of 100 million shares of the Company’s Common Stock. After careful consideration, our Board of Directors is recommending that our shareholders approve a proposal to amend, at the sole discretion of the Board of Directors, our Certificate of Incorporation to authorize an additional 50 million shares of Common Stock, which would result in total authorized shares under our Certificate of Incorporation of 150 million shares of Common Stock and 5,882,352 shares of preferred stock. The text of the proposed Certificate of Amendment to our Certificate of Incorporation (the “Certificate of Amendment”), is attached as Appendix B to this Proxy Statement.

The Board of Directors has adopted a resolution (i) declaring the advisability of a possible amendment to our Certificate of Incorporation to authorize an additional 50 million shares of Common Stock, subject to shareholder approval, (ii) in connection therewith, approving a form of amendment to our Certificate of Incorporation to authorize an additional 50 million shares of Common Stock, subject to shareholder approval, and (iii) authorizing any other action the Board of Directors deems necessary to effect such amendment to our Certificate of Incorporation, without further approval or authorization of the Company’s shareholders.

The adoption of the Certificate of Amendment is expressly conditioned upon the approval of the Certificate of Amendment by our shareholders. Accordingly, if we do not receive the required shareholder approval for the Certificate of Amendment, we will not adopt the Certificate of Amendment. However, even if approved by the shareholders at the Annual Meeting, the Board of Directors will retain the discretion to determine whether to file the Certificate of Amendment with the Department of the Treasury of the State of New Jersey. If shareholders approve and the Board of Directors determines, in its sole discretion, to file the Certificate of Amendment with the Department of the Treasury of the State of New Jersey, it will become effective upon the filing of the Certificate of Amendment with the Department of the Treasury of the State of New Jersey.

The Board of Directors currently expects that if the reverse stock split described in Proposal II is implemented, the Certificate of Amendment to authorize a total of 150 million shares of Common Stock described in this Proposal III will not be implemented.

Text of the Proposed Amendment

Approval of this Proposal III, if the Certificate of Amendment is subsequently adopted and filed by the Board of Directors in its sole discretion, will result in the following changes to the Certificate of Incorporation:

The FOURTH Article of the Certificate of Incorporation would be amended and restated in its entirety to read as follows:

“FOURTH: The total number of shares of Capital Stock of the Corporation shall be 155,882,352 shares of which:

A.    Of the Capital Stock, 150,000,000 shares shall consist of Common Stock which shall be entitled to one vote per share on all matters on which holders of the Common Stock shall be entitled to vote.

B.    Of the Capital Stock, 5,882,352 shares shall consist of Preferred Stock which may be divided into such classes and such series as shall be established from time to time by resolutions of the Board of Directors and filed as an amendment to this Restated Certificate of Incorporation, without any requirement of vote or class vote of shareholders. The Board of Directors shall have the right and power to establish and designate in any such Class or Series Resolution such priorities, powers, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions as it shall determine.”

Appendix B to this Proxy Statement shows the proposed changes to the FOURTH Article of the Certificate of Incorporation resulting from the proposed amendment, with deletions indicated by strike-outs and additions indicated by underlining.

Reasons for the Proposed Amendment

After careful consideration, our Board of Directors determined by written consent effective January 10, 2024, following discussion at its meeting held on December 7, 2023, to approve the Certificate of Amendment, subject to shareholder approval and the Board of Directors’ discretion to effect the Certificate of Amendment, to authorize an additional 50 million shares of Common Stock as set forth in Article FOURTH of the Certificate of Incorporation as described above. In making this decision, the Board of Directors considered it advisable and preferable to have a sufficient number of unissued and unreserved authorized shares of Common Stock to provide us with flexibility with respect to our authorized capital sufficient to execute our business strategy and to enhance shareholder value without delay or the necessity for a special shareholders’ meeting. At the same time, the proposed authorized share increase was designed, based on a survey of shares of Common Stock authorized and shares of Common Stock outstanding at our peer group companies, to strike the appropriate balance so that we do not have what some shareholders might view as an unreasonably high number of authorized shares of Common Stock that are unissued or reserved for issuance.

The additional shares of Common Stock, if the Certificate of Amendment is subsequently adopted and filed by the Board of Directors, will be available for issuance by the Board of Directors for various corporate purposes, including but not limited to, raising capital, strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures, divestitures, business combinations, stock splits and stock dividends, as well as other general corporate transactions, and providing equity incentive grants under employee stock plans. We do not currently have any definitive agreements or arrangements to issue any of the proposed additional authorized shares of Common Stock that will become available for issuance if this proposal is approved and the Certificate of Amendment is subsequently adopted and filed by the Board of Directors.

The Certificate of Amendment will ensure that we will continue to have an adequate number of authorized and unissued shares of Common Stock available for future use. As is the case with the shares of Common Stock which are currently authorized but unissued, if the Certificate of Amendment is adopted by the Company’s shareholders and the Certificate of Amendment is subsequently adopted and filed by the Board of Directors, the Board of Directors will only have authority to issue the additional shares of Common Stock from time to time without further action on the part of shareholders to the extent not prohibited by applicable law or by the rules of any stock exchange or market on which our securities may then be listed or authorized for quotation.

Effect of the Proposed Amendment

If the proposed Certificate of Amendment to authorize an additional 50 million shares of Common Stock described above is approved and adopted by our shareholders and subsequently adopted and filed by the Board of Directors, we will have the authority under our Certificate of Incorporation to have up to 150 million shares of Common Stock and 5,882,352 shares of preferred stock issued and outstanding. As of the close of business on the Record Date, we had [77,303,718] shares of Common Stock and no shares of preferred stock issued and outstanding. If this proposal is approved, the additional authorized shares may be issued at the discretion of our Board of Directors without further shareholder action, except as may be required by law or the rules of Nasdaq. The increase in authorized shares would not have any immediate dilutive effect on the proportionate voting power or other rights of existing shareholders. However, any subsequent issuance of shares of Common Stock, other than on a pro-rata basis to all shareholders, would reduce each shareholder’s proportionate interest in the Company. Any of the additional shares of Common Stock issued in the future would have the same rights and privileges as attach to the Common Stock currently authorized and outstanding and the par value of the Common Stock would remain unchanged at no par value per share. Those rights do not include preemptive rights with respect to the future issuance of any additional shares.

The Board of Directors has not proposed the increase in the amount of authorized shares with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest, or other attempt to obtain control of the Company.

If the shareholders approve the proposal and if the Certificate of Amendment is subsequently adopted and filed by the Board of Directors, the Certificate of Amendment will become effective upon the filing of the Certificate of Amendment as set out above and in Appendix B with the Department of the Treasury of the State of New Jersey.

Risks/Impacts of Non-approval

If the proposed Certificate of Amendment to authorize an additional 50 million shares of Common Stock described above is not approved and adopted by our shareholders, our Certificate of Incorporation will not be amended as set forth above and we will continue to have the authority under our Certificate of Incorporation to have up to 100 million shares of Common Stock and 5,882,352 shares of preferred stock issued and outstanding.

Interest of Certain Persons in Matter to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the share increase proposed above that is not shared by all other shareholders.

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the proposed Certificate of Amendment to authorize, at the sole discretion of the Board of Directors, an additional 50 million shares of Common Stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF, SUBJECT TO THE BOARD OF DIRECTORS’ DISCRETION TO ADOPT, AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 150,000,000 SHARES AS DESCRIBED UNDER PROPOSAL III AND SET FORTH IN APPENDIX B HERETO. Unless otherwise instructed, the proxyholders will vote all properly submitted proxies “FOR” the approval of, subject to the Board of Directors’ discretion to adopt, an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock to 150,000,000 shares.

PROPOSAL IV:

RATIFICATION OF THE APPROVAL OF THE SECTION 382 TAX BENEFITS PRESERVATION PLAN

Shareholders are being asked to ratify the approval by our Board of Directors of the Section 382 Tax Benefits Preservation Plan in the form of a Section 382 Rights Agreement, dated as of September 28, 2023, by and between the Company and Equiniti Trust Company, LLC, as Rights Agent (“Rights Agent”) (the “Section 382 Tax Benefits Preservation Plan”), a copy of which is attached as Appendix C to this Proxy Statement.

Pursuant to the Section 382 Tax Benefits Preservation Plan, the Board of Directors declared a dividend of one preferred share purchase right (each, a “Right”) for each outstanding share of Common Stock. The dividend became distributable on October 12, 2023 to shareholders of record as of the close of business on October 12, 2023.

The Board of Directors believes that the Section 382 Tax Benefits Preservation Plan serves as an important tool to help prevent an ownership change that could substantially reduce or eliminate the potential benefits of our net operating loss carryovers (collectively, the “NOLs”) and, accordingly, protect these potentially valuable assets. The Board of Directors unanimously recommends that shareholders ratify the approval of the Section 382 Tax Benefits Preservation Plan.

Ratification of the Approval of the Section 382 Tax Benefits Preservation Plan.

The proposal to ratify the approval of the Section 382 Tax Benefits Preservation Plan will require the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote at the Annual Meeting. As explained above, the Section 382 Tax Benefits Preservation Plan was adopted by the Board of Directors in an effort to protect a potentially valuable asset and preserve our future ability to use our NOLs. In the event shareholders do not ratify the approval of the Section 382 Tax Benefits Preservation Plan at the Annual Meeting, by its terms the Section 382 Tax Benefits Preservation Plan will expire at the close of business on the day following the certification of the voting results of the Annual Meeting.

Description of the Section 382 Tax Benefits Preservation Plan

The following is a summary description of the Rights. This summary is intended to provide a general description only, does not purport to be complete and is qualified in its entirety by reference to the complete text of the Section 382 Tax Benefits Preservation Plan. All capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Section 382 Tax Benefits Preservation Plan.

The Board of Directors adopted the Section 382 Tax Benefits Preservation Plan to diminish the risk that the Company could experience an “ownership change” as defined in Section 382 (“Section 382”) of the Code, which could substantially limit or permanently eliminate the Company’s ability to utilize our NOLs to reduce potential future income tax obligations. Under the Code and the regulations promulgated thereunder by the U.S. Treasury Department, these NOLs may be “carried forward” in certain circumstances to offset any current and future taxable income and thus reduce federal income tax liability, subject to certain requirements and restrictions. While the amount and timing of the Company’s future taxable income cannot be predicted with any certainty and, accordingly, the Company cannot predict the amount of these NOLs that will ultimately be used to reduce its income tax liability, to the extent that the NOLs do not otherwise become limited, these NOLs could be a potentially valuable asset to the Company.

As of September 30, 2023, the Company had federal NOLs of approximately $391.5 million.

In general, under Section 382, an “ownership change” occurs if a shareholder or a group of shareholders who are deemed to own at least 5% of the Common Stock individually or collectively increase their ownership by more than 50 percentage points over their lowest ownership percentage within a rolling three-year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of the Company’s NOLs that can be used to offset the Company’s federal taxable income equal to the product of the total value of the Company’s outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit and there are several special rules that, depending on the rule involved, may apply to reduce or increase such limit. If an ownership change were to occur, the limitations imposed by Section 382 could result in a substantial delay in the timing of the usage of the Company’s NOLs or in a material amount or all of the Company’s NOLs expiring unused and, therefore, significantly impair or eliminate the value of such NOLs. While the Company periodically monitors its NOLs and currently believes that an ownership change that would impair the value of its NOLs has not occurred, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has in fact occurred.

The Section 382 Tax Benefits Preservation Plan is intended to act as a deterrent to any person or group acquiring beneficial ownership of 4.99% or more of the outstanding Common Stock without the approval of the Board of Directors. A person who acquires, without the approval of the Board of Directors, beneficial ownership (other than as a result of repurchases of stock by the Company, dividends or distributions by the Company or certain inadvertent actions by shareholders) of 4.99% or more of the outstanding Common Stock (including any ownership interest held by that person’s Affiliates and Associates as defined under the Section 382 Tax Benefits Preservation Plan) could be subject to significant dilution. Shareholders who beneficially own 4.99% or more of the outstanding Common Stock prior to the first public announcement by the Company of the Board of Directors’ adoption of the Section 382 Tax Benefits Preservation Plan will not trigger the Section 382 Tax Benefits Preservation Plan so long as they do not acquire beneficial ownership of additional shares of the Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding shares of Common Stock or pursuant to a split or subdivision of the outstanding shares of Common Stock) at a time when they still beneficially own 4.99% or more of such stock. In addition, the Board of Directors retains the sole discretion to exempt any person or group from the penalties imposed by the Section 382 Tax Benefits Preservation Plan.

The Rights. The Board of Directors authorized the issuance of one Right per each outstanding share of the Common Stock distributable to the Company’s shareholders of record as of the close of business on October 12, 2023. One Right will also be issued together with each share of the Common Stock issued after October 12, 2023 but before the Distribution Date (as defined below) and, in certain circumstances, after the Distribution Date. Subject to the terms, provisions and conditions of the Section 382 Tax Benefits Preservation Plan, if the Rights become exercisable, each Right would initially represent the right to purchase from the Company one ten-thousandth of a share (a “Unit”) of Series B Junior Participating Preferred Stock, par value $0.0001 per share, of the Company (the “Series B Preferred Stock”) for a purchase price of $3.13 (the “Purchase Price”). If issued, each Unit of Series B Preferred Stock would give the shareholder approximately the same dividend, voting and liquidation rights as does one share of the Common Stock. However, prior to exercise, a Right does not give its holder any rights as a shareholder of the Company, including, without limitation, any dividend, voting or liquidation rights.

Acquiring Person. Under the Section 382 Tax Benefits Preservation Plan, an “Acquiring Person” is any person who or which, together with all Affiliates and Associates (each as defined in the Section 382 Tax Benefits Preservation Plan) of such person, is or becomes the beneficial owner of 4.99% or more of the shares of Common Stock outstanding other than as a result of repurchases of stock by the Company, dividends or distributions by the Company or certain inadvertent actions by shareholders. Beneficial ownership is determined as provided in the Section 382 Tax Benefits Preservation Plan and generally includes, without limitation, any ownership of securities a person would be deemed to actually or constructively own for purposes of Section 382 of the Code or the Treasury Regulations promulgated thereunder. The Section 382 Tax Benefits Preservation Plan provides that the following shall not be deemed an Acquiring Person thereunder: (i) the Company or any Subsidiary of the

Company; (ii) any employee benefit plan or employee stock plan of the Company or any Subsidiary of the Company, or any person organized, appointed, established or holding shares of Common Stock for or pursuant to the terms of any such plan; (iii) any person who would otherwise be an Acquiring Person upon the first public announcement by the Company of the adoption of the Section 382 Tax Benefits Preservation Plan, unless and until such person, or any Affiliate of such person, acquires beneficial ownership of any additional shares of Common Stock after the first public announcement by the Company of the adoption of the Section 382 Tax Benefits Preservation Plan (other than pursuant to a stock split, stock dividend or similar transaction) at a time when such person still beneficially owns 4.99% or more of the Common Stock; (iv) any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii); (v) any person who as the result of an acquisition of shares of Common Stock by the Company (or any Subsidiary of the Company, or any person organized, appointed, established or holding shares of Common Stock for or pursuant to the terms of any such plan) which, by reducing the number of shares of Common Stock outstanding, increases the proportionate number of shares of Common Stock beneficially owned by such person to 4.99% or more of the shares of Common Stock then outstanding; (vi) any person who the Board of Directors determines in good faith has become an “Acquiring Person” inadvertently and such Person divests as promptly as practicable (as determined in good faith by the Board of Directors) a sufficient number of shares of Common Stock so that such Person would no longer be an “Acquiring Person; (vii) any person who the Board of Directors determines, in its sole discretion, prior to the time such person would otherwise be an Acquiring Person, should be permitted to become the beneficial owner of up to a number of the shares of Common Stock determined by the Board of Directors (the “Exempted Number”) and be exempted from being an Acquiring Person, unless and until such person acquires beneficial ownership of shares of Common Stock in excess of the Exempted Number (other than pursuant to a stock split, stock dividend or similar transaction) in which case such person shall be an Acquiring Person; and (viii) any Person who is a transferee from the estate of an Exempt Person and who receives Common Stock as a bequest or inheritance from such Exempt Person, but only for so long as such transferee continues to be the Beneficial Owner of 4.99% or more of the then outstanding shares of Common Stock. A person (other than any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii)) will be treated as the beneficial owner of 4.99% or more shares of the Common Stock if, in the determination of the Board of Directors, that person would be treated as a “5-percent shareholder” for purposes of Section 382 (substituting “4.99” for “5” each time “five” or “5” is used in or for such purposes of Section 382).

Initial Exercisability. The Rights will not be exercisable until the close of business on the earlier to occur of (i) the tenth (10th) calendar day after the day on which a public announcement or filing that a person or group of affiliated or associated persons has become an “Acquiring Person,” or (ii) the tenth (10th) calendar day (or a later date determined by the Board of Directors) after the commencement of a tender or exchange offer the consummation of which would result in a person becoming an Acquiring Person (the earlier of these dates is called the “Distribution Date”).

Until the Distribution Date, the Common Stock certificates or the ownership statements issued with respect to uncertificated shares of Common Stock will evidence the Rights. Any transfer of shares of Common Stock prior to the Distribution Date will also constitute a transfer of the associated Rights. After the Distribution Date, separate rights certificates will be issued and the Rights may be transferred other than in connection with the transfer of the underlying shares of Common Stock unless and until the Board of Directors has determined to effect an exchange pursuant to the Section 382 Tax Benefits Preservation Plan (as described below).

Flip-In Event. In the event that a person becomes an Acquiring Person, each holder of a Right, other than Rights that are or, under certain circumstances, were beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, and subject to the terms, provisions and conditions of the Section 382 Tax Benefits Preservation Plan, a number of shares of the Common Stock having a market value of two times the Purchase Price.

Redemption. At any time until close of business on the tenth (10th) calendar day after the day a public announcement or the filing is made indicating that a person has become an Acquiring Person (and prior to the giving of notice of the exchange or redemption, as applicable to the holders of the Rights), or thereafter under certain circumstances, the Company may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Exchange. At any time after a person becomes an Acquiring Person, the Board of Directors may exchange all or part of the outstanding Rights (other than those held by an Acquiring Person) for shares of Common Stock at an exchange rate of one share of Common Stock, or a fractional share of Series B Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

Expiration. The Rights and the Section 382 Tax Benefits Preservation Plan will expire upon the earliest of (i) the date on which all of the Rights are redeemed, (ii) the date on which the Rights are exchanged, (iii) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board of Directors, in its sole discretion, determines will provide protection for the Company’s tax attributes similar to that provided by the Section 382 Tax Benefits Preservation Plan, (iv) the date on which the Board of Directors otherwise determines, in its sole discretion, that the Section 382 Tax Benefits Preservation Plan is no longer necessary to preserve the Company’s tax attributes, (v) the beginning of a taxable year of the Company to which the Board of Directors determines that none of the Company’s tax attributes may be carried forward, and (vi) the earlier of (x) the close of business on the day following the certification of the voting results of the Annual Meeting or a special meeting of shareholders duly held prior to September 28, 2024, if at such shareholder meeting a proposal to approve the Section 382 Tax Benefits Preservation Plan was put before the shareholders and did not pass by the vote of the majority of the shares present in person or represented by proxy and entitled to vote thereon, and (y) September 28, 2026.

Preferred Stock Purchasable Upon Exercise of Rights. After the Distribution Date, each Right will entitle the holder, subject to the terms, provisions and conditions of the Section 382 Tax Benefits Preservation Plan, to purchase, for the Purchase Price, one ten-thousandth of a share of the Series B Preferred Stock having economic and other terms similar to that of one share of Common Stock. This portion of a share of Series B Preferred Stock is intended to give a shareholder approximately the same dividend, voting and liquidation rights as would one share of Common Stock, and should approximate the value of one share of Common Stock.

Anti-Dilution Provisions. The Board of Directors may adjust the Purchase Price, the number of shares of Series B Preferred Stock or other securities or assets issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the Series B Preferred Stock or the Common Stock.

Amendments. Until the close of business on the tenth (10th) calendar day after the day a public announcement or a filing is made indicating that a person has become an Acquiring Person, or thereafter under certain circumstances, the Company may amend the Rights in any manner. The Company may also amend the Section 382 Tax Benefits Preservation Plan after the close of business on the tenth (10th) calendar day after the day a public announcement or filing is made indicating that a person has become an Acquiring Person, to cure ambiguities, to correct defective or inconsistent provisions or to otherwise change or supplement the Section 382 Tax Benefits Preservation Plan in any manner that does not adversely affect the interests of holders of the Rights.

Tax Consequences. The issuance of the Rights should not be taxable to the Company or to shareholders under presently existing federal income tax law. However, if the Rights become exercisable or if the Rights are redeemed, shareholders may recognize taxable income, depending on the circumstances then existing.

Required Vote

Ratification of the approval of the Section 382 Tax Benefits Preservation Plan requires the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote at the Annual Meeting (meaning the number of shares voted “FOR” Proposal IV must exceed the number of shares voted “AGAINST” such proposal). In the event ratification is not provided, by its terms the Section 382 Tax Benefits Preservation Plan will expire at the close of business on the day following the certification of the voting results of the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPROVAL OF THE SECTION 382 TAX BENEFITS PRESERVATION PLAN AS DESCRIBED UNDER PROPOSAL IV AND SET FORTH IN APPENDIX C HERETO. Unless otherwise instructed, the proxyholders will vote all properly submitted proxies “FOR” the ratification of the approval of the Section 382 Tax Benefits Preservation Plan.

PROPOSAL V:

APPROVAL OF AN AMENDMENT TO THE 2019 EQUITY INCENTIVE PLAN

General

At the Annual Meeting, shareholders will be asked to approve an amendment to the 2019 Equity Incentive Plan. The 2019 Equity Incentive Plan was amended and restated, subject to shareholder approval, by the Board of Directors on December 7, 2023.

The proposed amendment and restatement of the 2019 Equity Incentive Plan would (i) increase the number of shares available under the 2019 Equity Incentive Plan by 7,890,000 shares of Common Stock, to an aggregate of 17,152,160 shares, and (ii) increase the number of shares authorized for grant as incentive stock options by the same 17,152,160 shares of Common Stock.

The Company believes that incentives and stock-based awards focus employees on the objective of creating shareholder value and promoting the success of the Company, and that incentive compensation plans like the 2019 Equity Incentive Plan are an important attraction, retention and motivation tool for participants in the plan. The Board of Directors believes that the number of shares currently available under the 2019 Equity Incentive Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives. Under applicable listing rules, we may not increase the 2019 Equity Incentive Plan share limit without shareholder approval.

As of December 31, 2023, a total of 5,157,321 shares of Common Stock were subject to outstanding awards granted under the 2019 Equity Incentive Plan, a total of 7,704 shares of Common Stock were then subject to outstanding awards granted under the Company’s 2010 Equity Incentive Plan, as amended (the “2010 Equity Plan”) (which will be available for new grants under the 2019 Equity Incentive Plan if such awards are forfeited, terminated, cancelled, or expire prior to being vested or exercised, as applicable), an additional 385,612 shares of Common Stock were then available for new award grants under the 2019 Equity Incentive Plan (before giving effect to the increase in the aggregate share limit being requested in this Proposal V), a total of 210,375 shares of Common Stock were then subject to outstanding awards granted under the 2022 New Employee Inducement Plan and an additional 31,000 shares of Common Stock were then available for new award grants under the 2022 New Employee Inducement Plan. No new awards may be granted under the 2010 Equity Plan.

Based solely on the closing price per share of Common Stock, as reported on the Nasdaq Global Market on January [16], 2024, the maximum aggregate market value of the 7,890,000 new shares that could be issued under the amended 2019 Equity Incentive Plan if shareholder approval is received is $[        ]. If shareholders do not approve the amended version of the 2019 Equity Incentive Plan, the Company will continue to have the authority to grant awards under the existing terms of the 2019 Equity Incentive Plan from the shares currently available for issuance under the 2019 Equity Incentive Plan.

The following table shows the total number of shares of Common Stock that were subject to outstanding restricted stock and restricted stock unit awards granted under the 2019 Equity Incentive Plan, the 2010 Equity Plan and the 2022 New Employee Inducement Plan, that were subject to outstanding stock options granted under the 2010 Equity Plan, and that were then available for new award grants under the 2019 Equity Incentive Plan and the 2022 New Employee Inducement Plan, in each case as of December 31, 2023. For performance-based vesting restricted stock units granted under our performance-based long-term equity award program, the number of shares presented is based on achieving the maximum level of performance, even though the actual share payout for these awards may be less than the maximum number below.

As of December 31, 2023
Shares subject to outstanding restricted stock and restricted stock unit awards (excluding performance-based vesting awards)	3,793,028
Shares subject to outstanding performance-based vesting restricted stock and restricted stock unit awards (at maximum level of performance)	1,574,668
Shares subject to outstanding stock options	7,704
Shares available for new award grants	416,612

As of December 31, 2023, the Company’s 7,704 outstanding stock options granted under the 2010 Equity Plan had a weighted average exercise price of $4.68 and a weighted-average remaining life of 1.23 years, as reflected in the following table:

	Shares subject to outstanding stock options	Weighted Average Exercise Price	Weighted- Average Remaining Life
Outstanding stock options as of December 31, 2023	7,704	$4.68	1.23 years

The following paragraphs include additional information to help shareholders assess the potential dilutive impact of the Company’s equity awards and the amended 2019 Equity Incentive Plan. The discussion that follows in this section does not include any shares that have been purchased under or that remain available for issuance or delivery under the Company’s Employee Stock Purchase Plan (“ESPP”) and the Company’s Officer and Director Share Purchase Plan (“ODPP”). The ESPP was intended as a qualified employee share purchase plan under Section 423 of the Code. The ESPP generally provided for broad-based participation by employees of the Company and certain of its subsidiaries and afforded employees who elected to participate an opportunity to purchase shares of Common Stock at a discount. The ESPP terminated on September 9, 2021. The number of approved shares to be issued under the ESPP was 3,250,000, and 3,129,516 shares were issued from the ESPP through its termination on September 9, 2021 (determined using the actual number of shares issued). The ODPP solely permits officers, employees and directors to purchase fully vested shares of Common Stock at fair market value. The number of approved shares to purchase under the ODPP is 500,000, and 411,259 shares have been purchased under the plan through December 31, 2023.

“Overhang” refers to the number of shares of Common Stock that are subject to outstanding awards or remain available for new award grants. Please see the table in the “General” section above with respect to the total number of shares of Common Stock that were subject to outstanding restricted stock and restricted stock unit awards granted under the 2019 Equity Incentive Plan, the 2010 Equity Plan and the 2022 New Employee Inducement Plan, that were subject to outstanding stock options granted under the 2019 Equity Incentive Plan, the 2010 Equity Plan and the 2022 New Employee Inducement Plan and that were then available for new award grants under the 2019 Equity Incentive Plan and the 2022 New Employee Inducement Plan as of December 31, 2023.

Other than the ODPP, (i) the 2019 Equity Incentive Plan, the 2010 Equity Plan and the 2022 New Employee Inducement Plan are the Company’s only equity plans with outstanding awards, and (ii) the 2019 Equity Incentive Plan and the 2022 New Employee Inducement Plan are the Company’s only equity plans with shares that remain available for new award grants.

The weighted-average number of shares of Common Stock outstanding in each of the last three fiscal years was 34.0 million shares outstanding in fiscal 2021, 37.3 million shares outstanding in fiscal 2022 and 50.2 million shares outstanding in fiscal 2023. The number of shares of Common Stock outstanding as of September 30, 2023 and December 31, 2023 was approximately 77.108 million and 77.302 million shares, respectively.

“Burn rate” refers to the number of shares that are subject to awards that the Company grants over a particular period of time. The total number of shares of Common Stock subject to awards that the Company granted under the 2019 Equity Incentive Plan and its other equity compensation plans in each of the last three fiscal years, and to date (as of December 31, 2023) for fiscal 2024, is set forth in the table below.

Fiscal Year	Stock Options Granted	Non Performance- Based Shares and Units Granted	Performance- Based Shares and Units Earned During Year	Total(1)	Performance- Based Shares and Units Granted (at target)	Weighted Average Common Shares Outstanding	Burn Rate
2023	0	2,896,650	291,285	3,187,935	634,650	50,206,322	6.45%
2022	0	1,987,657	92,352	2,080,009	1,082,053	37,269,093	5.58%
2021	0	1,045,673	6,086	1,051,759	231,000	34,020,388	3.09%
Three-Year Average							5.20%

(1)	Total refers to Stock Options Granted plus Non Performance-Based Shares and Units Granted plus Performance-Based Shares and Units Earned During Year.

Through December 31, 2023, for fiscal 2024, zero stock options have been granted, 228,000 non performance-based restricted stock units have been granted and zero performance-based restricted shares or restricted stock units have been earned, for a total of 228,000 (which was 0.29% of the number of shares of Common Stock outstanding on December 31, 2023).

The total number of shares of Common Stock that were subject to awards granted under the 2019 Equity Incentive Plan, the 2010 Equity Plan or the 2022 New Employee Inducement Plan that terminated or expired, and thus became available for new award grants under the 2019 Equity Incentive Plan, the 2010 Equity Plan or the 2022 New Employee Inducement Plan, in each of the last three fiscal years (2021, 2022 and 2023), and to date (as of December 31, 2023) in fiscal 2024, are as follows: 316,292 in fiscal 2021, 406,231 in fiscal 2022, 948,367 in fiscal 2023 and 401,247 through December 31, 2023 in fiscal 2024. Shares subject to the 2019 Equity Incentive Plan, the 2010 Equity Plan or the 2022 New Employee Inducement Plan awards that terminated or expired and became available for new award grants under the 2019 Equity Incentive Plan, the 2010 Equity Plan or the 2022 New Employee Inducement Plan have been included when information is presented in this amended 2019 Equity Incentive Plan proposal on the number of shares available for new award grants under the 2019 Equity Incentive Plan.

When considering the number of shares to add to the 2019 Equity Incentive Plan, the Compensation Committee reviewed, among other things, the potential dilution to the Company’s current shareholders as measured by burn rate and overhang, projected future share usage, and projected future forfeitures. The Compensation Committee anticipates that the 7,890,000 additional shares requested for the 2019 Equity Incentive Plan (together with the shares available for new award grants under the 2019 Equity Incentive Plan as of December 31, 2023, and assuming usual levels of shares becoming available for new awards as a result of forfeitures of outstanding awards) will provide the Company with flexibility to continue to grant equity awards under the 2019 Equity Incentive Plan through approximately March 2025. However, this is only an estimate, in the Company’s judgment, based on current circumstances. The total number of shares that are subject to the Company’s award grants in any one year or from year-to-year may change based on a number of variables, including, without limitation, the value of the Common Stock (since higher stock prices generally require that fewer shares be issued to produce awards of the same grant date fair value), changes in competitors’ compensation practices or changes in compensation practices in the market generally, changes in the number of employees, changes in the number of directors and officers, whether and the extent to which vesting conditions applicable to equity-based awards are satisfied, acquisition activity and the need to grant awards to new employees in connection with acquisitions, the need to attract, retain and incentivize key talent, the type of awards the Company grants, and how the Company chooses to balance total compensation between cash and equity-based awards. The Compensation Committee is committed to effectively managing the number of shares reserved for issuance under the 2019 Equity Incentive Plan while minimizing shareholder dilution.

The closing market price for a share of the Common Stock as of December 31, 2023 was $0.49 per share.

Summary Description of the 2019 Equity Incentive Plan (as Proposed to be Amended)

The principal terms of the 2019 Equity Incentive Plan (as proposed to be amended) are summarized below. The following summary is qualified in its entirety by the full text of the 2019 Equity Incentive Plan (as proposed to be amended), which appears as Appendix D to this Proxy Statement.

Purpose. The purpose of the 2019 Equity Incentive Plan is to promote the success of the Company by providing an additional means for us to attract, motivate, retain and reward selected employees and other eligible persons through the grant of awards. Equity-based awards are also intended to further align the interests of award recipients and our shareholders.

Administration. Our Board of Directors or one or more committees appointed by our Board of Directors administers the 2019 Equity Incentive Plan. Currently, our Board of Directors has delegated general administrative authority for the 2019 Equity Incentive Plan to the Compensation Committee. The Board of Directors or a committee thereof (within its delegated authority) may delegate different levels of authority to different committees or persons with administrative and grant authority under the 2019 Equity Incentive Plan. (The appropriate acting body, be it the Board of Directors or a committee or other person within its delegated authority is referred to in this proposal as the “Administrator”).

The Administrator has broad authority under the 2019 Equity Incentive Plan, including, without limitation, the authority:

•	to select eligible participants and determine the type(s) of award(s) that they are to receive;

•

to grant awards and determine the terms and conditions of awards, including the price (if any) to be paid for the shares or the award and, in the case of share-based awards, the number of shares to be offered or awarded;

•

to determine any applicable vesting and exercise conditions for awards (including any applicable performance and/or time-based vesting or exercisability conditions) and the extent to which such conditions have been satisfied, or determine that no delayed vesting or exercise is required, to determine the circumstances in which any performance-based goals (or the applicable measure of performance) will be adjusted and the nature and impact of any such adjustment, to establish the events (if any) on which exercisability or vesting may accelerate (including specified terminations of employment or service or other circumstances), and to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards (subject in the case of options and stock appreciation rights to the maximum term of the award);

•	to cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents;

•	subject to the other provisions of the 2019 Equity Incentive Plan, to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award;

•

to determine the method of payment of any purchase price for an award or shares of Common Stock delivered under the 2019 Equity Incentive Plan, as well as any tax-related items with respect to an award, which may be in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of Common Stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law;

•

to modify the terms and conditions of any award, establish sub-plans and agreements and determine different terms and conditions that the Administrator deems necessary or advisable to comply with laws in the countries where the Company or one of its subsidiaries operates or where one or more eligible participants reside or provide services;

•	to approve the form of any award agreements used under the 2019 Equity Incentive Plan; and

•

to construe and interpret the 2019 Equity Incentive Plan, make rules for the administration of the 2019 Equity Incentive Plan, and make all other determinations for the administration of the 2019 Equity Incentive Plan.

Minimum Vesting Requirement. All awards granted under the 2019 Equity Incentive Plan are subject to a minimum vesting requirement of one year, and no portion of any such award may vest earlier than the first anniversary of the grant date of the award. This minimum vesting requirement does not apply to 5% of the total number of shares available under the 2019 Equity Incentive Plan.

No Repricing. In no case (except due to an adjustment to reflect a stock split or other event referred to under “Adjustments” below, or any repricing that may be approved by shareholders) will the Administrator (1) amend an outstanding stock option or stock appreciation right to reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for an option or stock appreciation right with an exercise or base price that is less than the exercise or base price of the original award.

Eligibility. Persons eligible to receive awards under the 2019 Equity Incentive Plan include officers or employees of the Company or any of its subsidiaries, directors of the Company, and certain consultants and advisors to the Company or any of its subsidiaries. Currently, approximately 360 officers and employees of the Company and its subsidiaries (including all of the Company’s named executive officers), and each of the five members of the Board of Directors who are not employed by the Company or any of its subsidiaries (“Non-Employee Directors”), are considered eligible under the 2019 Equity Incentive Plan.

Aggregate Share Limit. The maximum number of shares of Common Stock that may be issued or transferred pursuant to awards under the 2019 Equity Incentive Plan equals the sum of the following (such total number of shares, the “Share Limit”):

•	17,152,160 shares (which includes the 7,890,000 shares that will be available under the 2019 Equity Incentive Plan if shareholders approve the amended version of the 2019 Equity Incentive Plan), plus

•

the number of any shares subject to stock options granted under the 2010 Equity Plan and outstanding as of March 22, 2019 which expire, or for any reason are cancelled or terminated, after March 22, 2019 without being exercised, plus

•

the number of any shares subject to restricted stock and restricted stock unit awards granted under the 2010 Equity Plan that were outstanding and unvested as of March 22, 2019 which are forfeited, terminated, cancelled, or otherwise reacquired after March 22, 2019 without having become vested.

Additional Share Limits. The following other limits are also contained in the 2019 Equity Incentive Plan. These limits are in addition to, and not in lieu of, the Share Limit for the plan described above.

•

The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan is 17,152,160 shares (which gives effect to the additional 7,890,000 shares that may be delivered pursuant incentive stock options if shareholders approve the amended version of the 2019 Equity Incentive Plan). (For clarity, any shares issued in respect of incentive stock options granted under the plan will also count against the overall Share Limit above.)

•

The maximum value of awards granted under the 2019 Equity Incentive Plan during a calendar year to a Non-Employee Director for services on the Board, taken together with any cash fees paid by the Company to such Non-Employee Director during such calendar year for services on the Board, shall not exceed $800,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards), including for this purpose the value of any awards that are received in lieu of payment of all or a portion of his or her regular annual retainer, additional retainer paid in connection with service on any committee of the Board, or other cash fees. For purposes of this limit, the “grant date fair value” of an award means the value of the award on the date of grant of the award determined using the equity award valuation principles applied in the Company’s financial reporting. This limit does not apply to, and will be determined without taking into account, any award granted to an individual who, on the grant date of the award, is an officer or employee of the Company or one of its subsidiaries. This limit applies on an individual basis and not on an aggregate basis to all Non-Employee Directors as a group.

Share-Limit Counting Rules. The Share Limit of the 2019 Equity Incentive Plan is subject to the following rules:

•

Shares that are subject to or underlie awards granted under the 2019 Equity Incentive Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2019 Equity Incentive Plan will not be counted against the Share Limit and will again be available for subsequent awards under the 2019 Equity Incentive Plan.

•

To the extent that shares are delivered pursuant to the exercise of a stock appreciation right granted under the 2019 Equity Incentive Plan, the total number of underlying shares subject to such stock appreciation right shall be counted against the Share Limit. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the Share Limit with respect to such exercise.)

•

Shares that are exchanged by a participant or withheld by the Company to pay the exercise price of a stock option or stock appreciation right granted under the 2019 Equity Incentive Plan, as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any stock option or stock appreciation right, will be counted against the Share Limit and will not again be available for subsequent awards under the 2019 Equity Incentive Plan. Shares that are exchanged by a participant or withheld by the Company as full or partial payment in connection with any full-value award granted under the 2019 Equity Incentive Plan, as well as any shares exchanged by a participant or withheld by the Company to satisfy the tax withholding obligations related to any full-value award granted under the 2019 Equity Incentive Plan, will be counted against the Share Limit and will not again be available for subsequent awards under the 2019 Equity Incentive Plan.

•

In addition, shares that are exchanged by a participant or withheld by the Company as full or partial payment in connection with any award granted under the 2010 Equity Plan, as well as any shares exchanged by a participant or withheld by the Company to satisfy the tax withholding obligations related to any award granted under the 2010 Equity Plan, shall not be available for new awards under the 2019 Equity Incentive Plan.

•

To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the Share Limit and will again be available for subsequent awards under the 2019 Equity Incentive Plan.

•

In the event that shares are delivered in respect of a dividend equivalent right, the actual number of shares delivered with respect to the award shall be counted against the Share Limit. (For purposes of clarity, if 1,000 dividend equivalent rights are granted and outstanding when the Company pays a dividend, and 50 shares are delivered in payment of those rights with respect to that dividend, 50 shares shall be counted against the Share Limit.) Except as otherwise provided by the Administrator, shares delivered in respect of dividend equivalent rights shall not count against any individual award limit under the 2019 Equity Incentive Plan other than the aggregate Share Limit.

In addition, the 2019 Equity Incentive Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2019 Equity Incentive Plan. The Company may not increase the applicable share limits of the 2019 Equity Incentive Plan by repurchasing shares of Common Stock on the market (by using cash received through the exercise of stock options or otherwise).

Types of Awards. The 2019 Equity Incentive Plan authorizes stock options, stock appreciation rights, and other forms of awards granted or denominated in Common Stock or units of Common Stock, as well as cash bonus awards. The 2019 Equity Incentive Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be structured to be paid or settled in cash.

A stock option is the right to purchase shares of Common Stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an option may not be less than the fair market value of a share of Common Stock on the date of grant. The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “U.S. Federal Income Tax Consequences of Awards Under the Amended 2019 Equity Incentive Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the Code and the 2019 Equity Incentive Plan. Incentive stock options may only be granted to employees of the Company or a subsidiary.

A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of share of Common Stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right and may not be less than the fair market value of a share of Common Stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant.

The other types of awards that may be granted under the 2019 Equity Incentive Plan include, without limitation, stock bonuses, restricted stock, performance stock, stock units or phantom stock (which are contractual rights to receive shares of stock, or cash based on the fair market value of a share of stock), dividend equivalents which represent the right to receive a payment based on the dividends paid on a share of stock over a stated period of time, or similar rights to purchase or acquire shares, and cash awards.

Subject to the minimum vesting requirement described above, any awards under the 2019 Equity Incentive Plan (including awards of stock options and stock appreciation rights) may be fully-vested at grant or may be subject to time- and/or performance-based vesting requirements.

Dividend Equivalents; Deferrals. The Administrator may provide for the deferred payment of awards and may determine the other terms applicable to deferrals. The Administrator may provide that awards under the 2019

Equity Incentive Plan (other than options or stock appreciation rights), and/or deferrals, earn dividends or dividend equivalents based on the amount of dividends paid on outstanding shares of Common Stock, provided that any dividends and/or dividend equivalents as to the portion of an award that is subject to unsatisfied vesting requirements will be subject to termination and forfeiture to the same extent as the corresponding portion of the award to which they relate in the event the applicable vesting requirements are not satisfied (or, in the case of a restricted stock or similar award where the dividend must be paid as a matter of law, the dividend payment will be subject to forfeiture or repayment, as the case may be, if the related vesting conditions are not satisfied).

Assumption and Termination of Awards. Upon the consummation of a change in control (as defined under the 2019 Equity Incentive Plan), the Administrator may make provision for a cash payment in settlement of, or for the termination, assumption, substitution or exchange of any or all outstanding awards or the cash, securities or property deliverable to the holder of any or all outstanding awards, based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Common Stock upon or in respect of such event. However, if awards then-outstanding under the 2019 Equity Incentive Plan are to be terminated in such circumstances (without being assumed or substituted for), such awards would generally become fully vested (with any performance goals applicable to the award being deemed met at the “target” performance level), subject to any exceptions that the Administrator may provide for in an applicable award agreement, or any applicable change of control, employment or severance agreement. For the treatment of outstanding equity awards held by the Named Executive Officers in connection with a termination of employment and/or a change in control of the Company, please see the “Potential Payments Upon Change in Control and Termination” above in this Proxy Statement.

Transfer Restrictions. Subject to certain exceptions contained in Section 5.6 of the 2019 Equity Incentive Plan, awards under the 2019 Equity Incentive Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws and are not made for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting securities are held by the award recipient or by the recipient’s family members).

Adjustments. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2019 Equity Incentive Plan and any outstanding awards, as well as the exercise or purchase prices of awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the shareholders.

No Limit on Other Authority. The 2019 Equity Incentive Plan does not limit the authority of the Board of Directors or any committee to grant awards or authorize any other compensation, with or without reference to Common Stock, under any other plan or authority.

Administrative Discretion. The minimum vesting requirement described above shall not limit or restrict the Administrator’s discretion to accelerate the vesting of any awards granted under the amended 2019 Equity Incentive Plan in circumstances it determines to be appropriate (whether in connection with a transaction, termination of employment or for any other reason).

Termination of or Changes to the 2019 Equity Incentive Plan. The Board of Directors may amend or terminate the 2019 Equity Incentive Plan at any time and in any manner. Shareholder approval for an amendment will be required only to the extent then required by applicable law or deemed necessary or advisable by the Board of Directors. Unless terminated earlier by the Board of Directors and subject to any extension that may be approved by shareholders, the authority to grant new awards under the 2019 Equity Incentive Plan will terminate on

December 9, 2028. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

U.S. Federal Income Tax Consequences of Awards under the Amended 2019 Equity Incentive Plan

The U.S. federal income tax consequences of the amended 2019 Equity Incentive Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2019 Equity Incentive Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

With respect to nonqualified stock options, the company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under the 2019 Equity Incentive Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, stock appreciation rights, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the 2019 Equity Incentive Plan in connection with a “change in control” (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the Code (and certain related excise taxes may be triggered). Furthermore, under Section 162(m) of the Code, the aggregate compensation in excess of $1,000,000 attributable to awards held by current or former Named Executive Officers may not be deductible by the Company.

Specific Benefits under the Amended 2019 Equity Incentive Plan

The Company has not approved any awards that are conditioned upon shareholder approval of the amended 2019 Equity Incentive Plan. Except as described below, the Company is not currently considering any other specific award grants under the amended 2019 Equity Incentive Plan.

As described under “Director Compensation Policy” above, under our current Director Compensation Policy, each Non-Employee Director receives an annual award of restricted stock units on the later of (a) the date of each annual meeting of the Company’s shareholders or (b) the date that there exists sufficient shares available for issuance under the Company’s 2019 Equity Incentive Plan or any other equity compensation plan approved by the Company’s shareholders and in effect at the time of grant and Certificate of Incorporation and such shares have been duly registered on a registration statement with the Securities and Exchange Commission, with the number of shares subject to each award to be determined by dividing $75,000 (or in the case of our Chairperson, $117,500) by the closing price of our Common Stock on the grant date. The restricted stock units vest in full on the earlier of (a) the first anniversary of the grant date, (b) the next annual meeting of the Company’s shareholders following the date of grant, (c) the consummation of a Change in Control (as defined in the Existing

Equity Plan) or (d) the non-employee director’s death or termination of service on the Board of Directors due to Disability (as defined under the Existing Equity Plan), subject to the non-employee director’s continued service on the Board through such vesting date.

The Company cannot project the grants that may be made to the Company’s officers and employees because such grants are made at the discretion of the Compensation Committee. If the amended 2019 Equity Incentive Plan had been in effect in fiscal 2023, we expect that our award grants for fiscal 2023 would not have been substantially different from those actually made in that year under the current version of the 2019 Equity Incentive Plan. For information regarding stock-based awards granted to the Named Executive Officers during fiscal 2023, please see the “Executive Compensation” section of this Proxy Statement.

Equity Compensation Plan Information

The table on page 49 of this Proxy Statement under the heading “Equity Compensation Plan Information” sets forth, as of September 30, 2022, the number of securities outstanding under each of the Company’s compensation plans under which equity securities are authorized for issuance, the weighted average exercise price of outstanding options, and the number of securities available for grant under such plans.

Aggregate Past Grants under the 2019 Equity Incentive Plan

As of December 31, 2023, awards covering 10,529,259 shares of our Common Stock had been granted under the 2019 Equity Incentive Plan. This number of shares includes shares subject to awards under the 2019 Equity Incentive Plan that expired, were cancelled or terminated without having been exercised and paid and became available for new award grants under the 2019 Equity Incentive Plan. No stock options have been granted under the 2019 Equity Incentive Plan since inception of the 2019 Equity Incentive Plan.

Vote Required for Approval of Amendment to the 2019 Equity Incentive Plan

The Board of Directors believes that the adoption of the amended 2019 Equity Incentive Plan will promote the interests of the Company and its shareholders and will help the Company and its subsidiaries continue to be able to attract, retain and reward persons important to our success.

All members of the Board of Directors and all of the Company’s executive officers are eligible for awards under the amended 2019 Equity Incentive Plan and thus have a personal interest in the approval of the amended 2019 Equity Incentive Plan.

Approval of the amended 2019 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast and entitled to vote on the proposal at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF AN AMENDMENT TO THE 2019 EQUITY INCENTIVE PLAN AS DESCRIBED UNDER PROPOSAL V AND SET FORTH IN APPENDIX D HERETO. Unless otherwise instructed, the proxyholders will vote all properly submitted proxies “FOR” approval of an amendment to the 2019 Equity Incentive Plan.

PROPOSAL VI:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related compensation disclosure rules of the SEC, and consistent with our shareholders’ preference to provide annual advisory votes on the compensation of our Named Executive Officers, we are asking our shareholders to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement.

As described in detail under the heading “Compensation Discussion and Analysis,” we seek to closely align the interests of our Named Executive Officers with the interests of our shareholders. Our compensation programs are designed to reward our Named Executive Officers for the achievement of short-term and long-term strategic and operational goals, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation of our Named Executive Officers, as described in this Proxy Statement. The vote is advisory, which means that the vote is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. Although the vote is non-binding, the Compensation Committee will consider the voting results when it evaluates whether any changes should be made to the Company’s compensation program.

Accordingly, we ask our shareholders to approve the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.”

Our current policy is to provide our shareholders with an opportunity to approve the compensation of the Company’s Named Executive Officers each year at the annual meeting of shareholders. We expect that the next advisory vote on the compensation of our Named Executive Officers will occur at our 2025 Annual Meeting of Shareholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS UNDER PROPOSAL VI, AS DISCLOSED IN THIS PROXY STATEMENT. Unless otherwise instructed, the proxyholders will vote all properly submitted proxies “FOR” approval of the compensation of the Company’s Named Executive Officers.

PROPOSAL VII:

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Upon approval of the Audit Committee, CohnReznick LLP (“CohnReznick”) was appointed, effective January 6, 2024, to serve as our independent registered public accounting firm for fiscal 2024, subject to the completion of CohnReznick’s client acceptance procedures. For fiscal 2023 and prior fiscal years, KPMG LLP (“KPMG”) served as the Company’s independent registered public accounting firm and provided audit services that included examination of the Company’s annual consolidated financial statements. A summary of the fees for services provided by KPMG for fiscal 2023 is set forth below. The Audit Committee of the Board of Directors has appointed CohnReznick to serve as the Company’s independent registered public accounting firm for fiscal 2024, following a competitive process undertaken by the Audit Committee, and the Board of Directors recommends that shareholders ratify such appointment at the Annual Meeting. We filed a Current Report on Form 8-K with the SEC on January 11, 2024 announcing the change in auditors, which filing is incorporated by reference herein.

KPMG was dismissed effective January 6, 2024. The audit reports of KPMG on the Company’s consolidated financial statements as of and for the fiscal years ended September 30, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG’s report on the consolidated financial statements of the Company as of and for the fiscal years ended September 30, 2023 and 2022 contains a separate paragraph stating that “The Company has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty”. The audit reports of KPMG on the effectiveness of internal control over financial reporting as of September 30, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty audit scope, or accounting principles, except that KPMG’s report dated December 27, 2023 indicates that the Company did not maintain effective internal control over financial reporting as of September 30, 2023 because of the effect of a material weakness on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states a material weakness related to ineffective controls over new or novel transactions as a result of ineffective communication has been identified and included in management’s assessment. During the fiscal years ended September 30, 2023 and 2022 and the subsequent interim period through January 6, 2024, there were (i) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with their opinion on the Company’s financial statements for such fiscal years, and (ii) no reportable events as described in Item 304(a)(1)(v) of Regulation S-K, except that in its audit report on the effectiveness of the Company’s internal control over financial reporting as of September 30, 2023, KPMG advised the Company of, and the Company also disclosed in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023, as filed with the SEC on December 27, 2023 (the “Annual Report”), a material weakness related to ineffective controls over new or novel transactions as a result of ineffective communication. The Company’s ineffective internal control objectives resulted in a material error associated with the Company’s identification of certain insurance premium and supplier financing agreements. The error was corrected in the consolidated financial statements as of and for the fiscal year ended September 30, 2023, and as a result, this material weakness did not result in a material misstatement to the annual or interim consolidated financial statements previously filed or included in the Annual Report. The Audit Committee discussed the subject matter of this reportable event with KPMG, and the Company authorized KPMG to respond fully to inquiries of the successor accountant concerning the subject matter of the reportable event. The decision to dismiss KPMG as the Company’s independent registered public accounting firm was recommended and approved by the Audit Committee.

Action by the shareholders is not required by law to appoint or ratify the appointment of an independent registered public accounting firm, but ratification of CohnReznick’s appointment is being submitted by the Audit

Committee of the Board of Directors in order to give the shareholders a voice in the designation of auditors. If the resolution ratifying the appointment of CohnReznick as the Company’s independent registered public accounting firm for fiscal 2024 is rejected by the shareholders, then the Audit Committee may reconsider its choice of independent registered public accounting firm. Even if the resolution is approved, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. Proxies in the form solicited hereby that are properly submitted will be voted FOR the resolution unless otherwise instructed by the shareholder.

Representatives of CohnReznick are expected to attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

FISCAL 2023 & 2022 AUDITOR FEES AND SERVICES

The following table presents fees for professional services provided to the Company by KPMG in fiscal 2023 and fiscal 2022:

	Fiscal 2023	Fiscal 2022
Audit fees (1)	$1,150,000	$1,323,570
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—

Total	$1,150,000	$1,323,570

(1)

Represents fees for professional services rendered in connection with the integrated audit of our annual financial statements, reviews of our quarterly financial statements, other SEC filings, including registration statements, correspondence with the SEC, and advice provided on accounting matters that arose in connection with audit services.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditors are required to provide detailed back-up documentation at the time of approval. All of the fees and services provided as noted in the table above were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF COHNREZNICK LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2024 UNDER PROPOSAL VII. Unless otherwise instructed, the proxyholders will vote all properly submitted proxies “FOR” ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for fiscal 2024.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Report of the Audit Committee by reference therein.

Management has primary responsibility for the accuracy and fairness of the Company’s consolidated financial statements as well as the processes employed to prepare the financial statements, and the system of internal control over financial reporting. KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm for fiscal 2023, was responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The specific responsibilities of the Audit Committee are set forth in the EMCORE Corporation Audit Committee Charter, which has been adopted by the Board of Directors. The Audit Committee Charter is available in the Corporate Governance section on the Investors tab of the Company’s website (www.emcore.com).

During fiscal 2023, the Audit Committee consisted of Mr. Jackson (chairman), Mr. Domenik and Ms. Heiks. Each member of the Audit Committee is currently, and was during his or her tenure, an independent director within the meaning of applicable Nasdaq and SEC rules. The Board of Directors has determined that Mr. Jackson is an audit committee financial expert within the meaning of SEC rules. The Audit Committee met nine (9) times during fiscal 2023.

As part of its oversight role, the Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K for fiscal 2023 with management of the Company and KPMG. The Audit Committee has also discussed with KPMG the matters required to be discussed by Auditing Standard 1301, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board and the SEC. Furthermore, the Audit Committee has reviewed management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and has reviewed the opinions of KPMG regarding the conformity of the Company’s audited financial statements with GAAP and the Company’s internal control over financial reporting.

The Audit Committee has received the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with KPMG matters relating to its independence. The Audit Committee concluded that KPMG’s provision of non-audit services to the Company, as detailed above, is compatible with the accounting firm’s independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal 2023, which was filed with the SEC on December 27, 2023.

This report is submitted by the Audit Committee.

AUDIT COMMITTEE

Rex S. Jackson, Chairman

Noel Heiks

GENERAL MATTERS

Annual Report on Form 10-K and Financial Statements

A shareholder may send a written request for a copy of the Company’s 2023 Annual Report on Form 10-K and any additional exhibits to the Form 10-K not included in the Company’s 2023 Annual Report. All such requests should be directed to the Company at 2015 W. Chestnut Street, Alhambra, CA, 91803, Attention: Investor Relations. Following receipt of any such request by a shareholder, the Company will furnish the requested materials to the shareholder without charge. The Company’s 2023 Annual Report on Form 10-K (including amendments and exhibits thereto) and this Proxy Statement are also available under the Investors tab of the Company’s website (www.emcore.com).

Shareholder Proposals

Shareholder proposals intended to be included in our proxy materials to be distributed in connection with the 2025 Annual Meeting of Shareholders must be received by the Company no later than September 26, 2024. Proposals should be mailed to the Company, to the attention of the Secretary, 2015 W. Chestnut Street, Alhambra, CA, 91803. Proposals must comply with all applicable SEC rules, including SEC Rule 14a-8, in order to be included in the Company’s proxy materials for the 2025 Annual Meeting of Shareholders, as well as the Company’s Amended and Restated Bylaws.

Nominations of directors for election at the 2025 Annual Meeting of Shareholders and shareholder proposals intended to be presented at the 2025 Annual Meeting of Shareholders but that are not intended to be included in our proxy materials must comply with the requirements of our Amended and Restated Bylaws and notice thereof must be received by the Company at the address set forth in the preceding paragraph no earlier than the close of business on November 15, 2024 (the 120th day prior to the first anniversary of the Annual Meeting) and no later than the close of business on December 15, 2024 (the 90th day prior to the first anniversary of the Annual Meeting). Notwithstanding the foregoing, in the event that we change the date of the 2025 Annual Meeting of Shareholders to a date that is more than 30 days before or after the anniversary of the Annual Meeting, written notice by a shareholder must be received no earlier than the close of business 120 days prior to the date of the 2025 Annual Meeting of Shareholders and no later than the close of business on the later of 90 days prior to the date of the 2025 Annual Meeting of Shareholders or the tenth day following the day on which public announcement of the date of such meeting is made. Shareholder proposals not intended to be included in the proxy statement or nominations for director candidates that do not meet the notice requirements set forth above and further described in Article II, Section 6 and Article IV, Section 2 of our Amended and Restated Bylaws will not be acted upon at the 2025 Annual Meeting of Shareholders.

Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also provide notice that sets forth the information required by Rule 14a-19 of the Securities Exchange Act of 1934 no later than January 14, 2025.

Delivery of Documents to Shareholders Sharing an Address

The Company may deliver only one copy of the Annual Report and Proxy Statement to shareholders who did not receive a Notice of Internet Availability and who share a single address. Upon written or oral request, we will deliver promptly a separate copy of the proxy materials to a shareholder at a shared address to which a single copy of proxy materials was delivered. For future deliveries, shareholders who share a single address can request a separate copy of the Company’s proxy materials. Similarly, if multiple copies of the proxy materials are being delivered to a single address, shareholders can request a single copy of the proxy materials for future deliveries. To make a request, please call or write to the Secretary, EMCORE Corporation, 2015 W. Chestnut Street, Alhambra, CA 91803 or (626) 239-3400. If you are a beneficial owner, please contact your bank, broker, or other nominee directly if you have questions, require additional copies of the proxy materials, wish to receive multiple reports by revoking your consent to householding or wish to request single copies of the proxy materials in the future.

Other Matters

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If, however, other matters are properly presented, the persons named in the proxy will vote the shares represented thereby in accordance with their judgment on such matters.

By Order of the Board of Directors,
/s/ Ryan Hochgesang
Ryan Hochgesang Secretary

Appendix A

CERTIFICATE OF AMENDMENT

TO THE

RESTATED CERTIFICATE OF INCORPORATION

OF

EMCORE CORPORATION

TO:	State Treasurer
State of New Jersey

Pursuant to the provisions of Sections 14A:9-2(4) and 14A:9-4(3), Corporations, General of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment to its Restated Certificate of Incorporation:

1.       The name of the corporation is EMCORE Corporation (the “Corporation”).

2.     The following amendment to the Corporation’s Restated Certificate of Incorporation was approved and adopted by the directors and thereafter duly adopted by the shareholders of the Corporation on the [        ] day of March, 2024:

Resolved, that Article FOURTH of the Restated Certificate of Incorporation of the Corporation be amended to read as follows:

“FOURTH: The total number of shares of Capital Stock of the Corporation shall be 105,882,352 shares of which:

A.	Of the Capital Stock, 100,000,000 shares shall consist of Common Stock which shall be entitled to one vote per share on all matters on which holders of the Common Stock shall be entitled to vote.

B.

Of the Capital Stock, 5,882,352 shares shall consist of Preferred Stock which may be divided into such classes and such series as shall be established from time to time by resolutions of the Board of Directors and filed as an amendment to this Restated Certificate of Incorporation, without any requirement of vote or class vote of shareholders. The Board of Directors shall have the right and power to establish and designate in any such Class or Series Resolution such priorities, powers, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions as it shall determine.”

3.      The number of shares outstanding at the time of the adoption of the amendment was: [                ]. The total number of shares entitled to vote thereon was [                ] shares of Common Stock.

4.      The number of shares voting for the amendment was [                ] and the number of shares voting against the amendment was [                ].

5.     Upon this Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation becoming effective pursuant to the New Jersey Business Corporation Act as provided in Section 6 below (the “Effective Time”), each share of common stock of the Corporation, no par value per share (the “Old Common Stock”), issued and outstanding immediately prior to the Effective Time, shall without further action on the part of the Corporation or any holder of Old Common Stock automatically be reclassified as [one-fifth/one-sixth/one-seventh/one-eighth/one-ninth/one-tenth/one-eleventh/one-twelth] of a share of Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from an after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of Common Stock as equals the quotient obtained by dividing the number of shares of Old Common Stock represented by such certificate immediately prior to the Effective Time by [five/six/seven/eight/nine/ten/eleven/twelve]; provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive upon surrender of such certificate a new certificate representing the number of shares of Common Stock into which the shares of Old Common Stock represented by such certificate have been reclassified pursuant hereto. In all cases, fractional shares resulting from the reclassification will be rounded up to the nearest whole share.

6.      This Certificate of Amendment shall become effective at 5:00 p.m. Eastern Standard Time on the [    ] day of [            ], 2024, after it has been filed with the State of New Jersey.

Dated: [                ], 2024

EMCORE CORPORATION

By:
Name:
Title:

Appendix B

CERTIFICATE OF AMENDMENT TO

AMENDED CERTIFICATION OF INCORPORATION

“FOURTH: The total number of shares of Capital Stock of the Corporation shall be ~~105,882,352~~ 155,882,352 shares of which:

C.

Of the Capital Stock, ~~100,000,000~~ 150,000,000 shares shall consist of Common Stock which shall be entitled to one vote per share on all matters on which holders of the Common Stock shall be entitled to vote.

D.

Of the Capital Stock, 5,882,352 shares shall consist of Preferred Stock which may be divided into such classes and such series as shall be established from time to time by resolutions of the Board of Directors and filed as an amendment to this Restated Certificate of Incorporation, without any requirement of vote or class vote of shareholders. The Board of Directors shall have the right and power to establish and designate in any such Class or Series Resolution such priorities, powers, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions as it shall determine.”

B-1

Appendix C

SECTION 382 TAX BENEFITS PRESERVATION PLAN

by and between

EMCORE CORPORATION

and

EQUINITI TRUST COMPANY, LLC,

as Rights Agent,

Dated as of September 28, 2023

C-i

Exhibit A -	Certificate of Designation of Series B Junior Participating Preferred Stock
Exhibit B -	Form of Right Certificate
Exhibit C -	Form of Summary of Rights

C-ii

SECTION 382 TAX BENEFITS PRESERVATION PLAN

SECTION 382 TAX BENEFITS PRESERVATION PLAN (this “Agreement”), dated September 28, 2023, between EMCORE Corporation, a New Jersey corporation (the “Company”), and Equiniti Trust Company, LLC, a New York limited liability trust company, as rights agent (the “Rights Agent”).

RECITALS:

WHEREAS, the Company and certain of its Subsidiaries have generated certain Tax Benefits (as hereinafter defined) for United States federal income tax purposes, such Tax Benefits may potentially provide valuable benefits to the Company, the Company desires to avoid an “ownership change” within the meaning of Section 382 (as hereinafter defined), and the Treasury Regulations (as hereinafter defined) promulgated thereunder, and thereby preserve its ability to utilize such Tax Benefits, and, in furtherance of such objective, the Company desires to enter into this Agreement; and

WHEREAS, on September 28, 2023, the Board of Directors of the Company (the “Board”) authorized and declared a dividend of one right (a “Right”) for each share of the Common Stock (as hereinafter defined) of the Company outstanding as of the Close of Business (as defined herein) on October 12, 2023 (the “Record Date”), each Right representing the right to purchase, upon the terms and subject to the conditions herein, one ten-thousandth of a share of Preferred Stock (as defined below) of the Company (each one ten-thousandth of a share, a “Unit”), and (ii) further authorized the issuance, upon the terms and subject to the conditions herein, of one Right with respect to each share of Common Stock of the Company that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (each as defined herein) (or thereafter in accordance with Section 21 hereof).

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and intending to be legally bound hereby, the parties hereby agree as follows:

Section 1.      Definitions.

For purposes of this Agreement, the following terms shall have the meanings indicated:

(a)      “Acquiring Person” means any Person who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding, as calculated pursuant hereto, but shall not include:

(i)        any Exempt Person;

(ii)       any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii);

(iii)      any Existing Holder unless and until such Existing Holder acquires Beneficial Ownership of any additional shares of Common Stock of the Company after the first public announcement by the Company of the adoption of this Agreement (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company) at a time when such Existing Holder is still the Beneficial Owner of 4.99% or more of shares of the Common Stock of the Company then outstanding, in which case such Person shall be an Acquiring Person;

(iv)      any Person who as the result of an acquisition of shares of Common Stock by the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) which, by reducing the number of shares of Common Stock of the Company outstanding, increases the proportionate number of shares of Common Stock of the Company Beneficially Owned by such Person to 4.99% or more of the shares of Common Stock of the Company then outstanding; provided, however, that, if a Person shall become the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding by reason of acquisition of shares by the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) and shall, after the first public announcement by the Company of such share acquisitions by the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan), becomes the Beneficial Owner of any additional shares (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company) of Common Stock of the Company and immediately thereafter is the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding, then such Person shall be an Acquiring Person; or

(v)      Any Person that the Board determines in good faith has become an “Acquiring Person” inadvertently and such Person divests as promptly as practicable (as determined in good faith by the Board) a sufficient number of shares of Common Stock of the Company so that such Person would no longer be an “Acquiring Person”;

provided, however, that no Person shall be an Acquiring Person if the Board shall have affirmatively determined, prior to or after the Distribution Date, in light of the intent and purposes of this Agreement or other circumstances facing the Company, that such Person shall not be deemed an Acquiring Person, unless and until such Person shall again become an Acquiring Person.

In determining whether a Person owns 4.99% or more of the shares of Common Stock of the Company then outstanding, for all purposes of this Agreement, all of the Common Stock of the Company Beneficially Owned by such Person shall be taken into account in the numerator and, for purposes of the denominator, any calculation of the number of shares of Common Stock outstanding at any particular time shall be made pursuant to and in accordance with Section 382 and the Treasury Regulations promulgated thereunder. Without limiting the foregoing, any Person (other than a “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii)) shall be treated as the Beneficial Owner of 4.99% or more shares of the Common Stock of the Company then outstanding if, in the determination of the Board, that Person would be treated as a “5-percent shareholder” for purposes of Section 382 (substituting “4.99” for “5” each time “five” or “5” is used in or for purposes of Section 382).

Notwithstanding the definition of Acquiring Person under this Agreement, the Board may also determine that any Person is an Acquiring Person under this Agreement if such Person becomes the Beneficial Owner of 4.99% (by value) or more of the Company’s stock then outstanding (as the term “stock” is defined in Treasury Regulations Section 1.382-2(a)(3) and 1.382-2T(f)(18)).

(b)      “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii).

(c)      “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement, and to the extent not included within the foregoing clause of this Section 1(c), shall also include, with respect to any Person (other than an Exempt Person or an Existing Holder), any other Person whose Common Stock would be deemed constructively or otherwise owned by, or otherwise aggregated with shares owned by, such first Person or owned by a single “entity” pursuant to the provisions of Section 382; provided, however, that a Person will not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

(d)      A Person shall be deemed the “Beneficial Owner” of, and to “Beneficially Own,” any securities:

(i)      which such Person or any of such Person’s Affiliates or Associates (A) directly or indirectly has the right to vote or dispose of, alone or in concert with others, or (B) is deemed to beneficially own, directly or indirectly, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement, including, with respect to both clause (A) and clause (B), pursuant to any agreement, arrangement or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(l) of the Treasury Regulations; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own securities (including rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Stock except to the extent the acquisition or transfer of such rights, options or warrants would reasonably be expected to result in the rights, options or warrants being treated as exercised on the date of their acquisition or transfer under Section 382;

(ii)      which such Person or any of such Person’s Affiliates or Associates owns, directly or indirectly, or has the right to acquire (whether such right is exercisable immediately, or only after the passage of time, compliance with regulatory requirements, the fulfillment of a condition, or otherwise) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, warrants, options, or other rights (including, without limitation, within the meaning of Section 382) or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (A) any shares of Common Stock by virtue of owning securities or other interests (including rights, options or warrants) that are convertible or exchangeable into, or exercisable for, such shares of Common Stock, except to the extent that upon the issuance, acquisition or transfer of such securities or other interests, such securities or other interests would be treated as exercised under Section 1.382-4(d) or other applicable sections of the Treasury Regulations, (B) securities tendered pursuant to a tender offer or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange or (C) securities issuable upon the exercise or exchange of Rights;

(iii)      which are owned, directly or indirectly, by any other Person, if such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person or any of such other Person’s Affiliates or Associates for the purpose of acquiring, holding, voting or disposing of any securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(l) of the Treasury Regulations; and

(iv)      to the extent not included within the foregoing provisions of this Section, a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” or have “beneficial ownership” of securities, if such Person would be deemed to constructively own such securities pursuant to Sections 1.382-2T(h) and 1.382-4(d) of the Treasury Regulations, such Person owns such securities pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Section 1.382-3(a)(l) of the Treasury Regulations, or such securities are otherwise aggregated with securities owned by such Person, pursuant to the provisions of Section 382;

provided, however, that (i) a Person will not be deemed the Beneficial Owner of, or to Beneficially Own, any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by means of a solicitation statement filed on Schedule 14A, and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; (ii) nothing in this definition will cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to Beneficially Own, any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of forty (40) calendar days after the date of such acquisition, or such later date as the Board may determine in any specific case;

(iii) subject to Section 1(d)(iv), above, a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any securities if (A) such securities would not be deemed constructively or otherwise owned by, or otherwise aggregated with shares owned by, such Person, and (B) such securities would not be deemed constructively or otherwise owned by a single “entity,” in each case, for purposes of Section 382; and (iv) a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own any securities which such Person or any of such Person’s Affiliates or Associates would otherwise be deemed to Beneficially Own pursuant to this Section 1(d) solely as a result of any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of such Person’s Affiliates or Associates) in connection therewith, if, prior to such Person becoming an Acquiring Person, the Board has approved such merger or other acquisition agreement and any such tender, voting or support agreement entered into in connection therewith.

(e)      “Appropriate Officer” shall have the meaning set forth in Section 19(b).

(f)      “Board” shall have the meaning set forth in the recitals.

(g)      “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(h)      “Close of Business” on any given date shall mean 5:00 P.M. New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(i)      “Common Stock.” when used with reference to the Company, shall mean the common stock, no par value, of the Company. “Common Stock,” when used with reference to any Person other than the Company, shall mean shares of the capital stock with the greatest voting power of such other Person or, if such other Person is a subsidiary of another Person, the entity which ultimately controls such first-mentioned Person. “Common Stock” when used with reference to any Person not organized in corporate form shall mean units of beneficial interest which (x) represent the right to participate generally in the profits and losses of such Person (including without limitation any flow-through tax benefits resulting from an ownership interest in such Person) and (y) are entitled to exercise the greatest voting power of such Person or, in the case of a limited partnership, have the power to remove the general partner or partners.

(j)        “Company” shall have the meaning set forth in the preamble.

(k)        “Code” shall mean the Internal Revenue Code of 1986, as amended.

(l)        “Current Market Price” shall have the meaning set forth in Section 11(d).

(m)      “Current Value” shall have the meaning set forth in Section 11(a)(iii).

(n)       “Distribution Date” shall have the meaning set forth in Section 3(a).

(o)       “Equivalent Preferred Securities” shall have the meaning set forth in Section 11(b).

(p)      “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(q)      “Excess Exchange Shares” shall have the meaning set forth in Section 23(a).

(r)      “Excess Flip-in Shares” shall have the meaning set forth in Section 11(a)(ii).

(s)      “Exchange Ratio” shall have the meaning set forth in Section 23(a).

(t)        “Existing Holder” shall mean any Person who, immediately prior to the first public announcement of the adoption of this Agreement by the Company, is the Beneficial Owner of 4.99% or more of the Common Stock then outstanding, together with any Affiliates and Associates of such Person.

(u)        “Exempt Person” shall mean (i) the Company or any Subsidiary of the Company, in each case including, without limitation, the officers and board of directors thereof acting solely in their fiduciary capacity, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any entity or trustee organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company, (iii) any Person who the Board determines, in its sole discretion, prior to the time such Person would otherwise be an Acquiring Person, should be permitted to become the Beneficial Owner of up to a number of the shares of Common Stock determined by the Board (the “Exempted Number”) and be exempted from being an Acquiring Person, unless and until such Person acquires Beneficial Ownership of shares of Common Stock of the Company in excess of the Exempted Number (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company) in which case such Person shall be an Acquiring Person; provided, however, that the Board may make such exemption subject to such conditions, if any, which the Board may determine, and (iv) any Person who is a transferee from the estate of an Exempt Person and who receives Common Stock of the Company as a bequest or inheritance from such Exempt Person, but only for so long as such transferee continues to be the Beneficial Owner of 4.99% or more of the then outstanding shares of Common Stock of the Company.

(v)        “Expiration Date” shall mean the earliest of (i) the date on which all of the Rights are redeemed as provided in Section 22, (ii) the date on which the Rights are exchanged as provided in Section 23, (iii) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board, in its sole discretion, determines will provide protection for the Company’s Tax Benefits similar to that provided by this Agreement, (iv) the date on which the Board determines, in its sole discretion, that this Agreement is no longer necessary to preserve the Tax Benefits, and (v) the beginning of a taxable year of the Company to which the Board determines in its sole discretion, that no Tax Benefits may be carried forward because the Tax Benefits have been fully utilized.

(w)       “Final Expiration Date” shall mean the earliest of (i) the Close of Business on the day following the certification of the voting results of the Company’s 2024 annual meeting of shareholders or a special meeting of shareholders duly held prior to September 28, 2024, if at such shareholder meeting a proposal to approve this Agreement has not been passed by the vote of the majority of the shares present in person or represented by proxy and entitled to vote thereon, and (ii) September 28, 2026, provided that neither (i) nor (ii) shall apply if a Distribution Date has occurred in advance of the effectiveness of either (i) or (ii).

(x)        “NASDAQ” shall mean the NASDAQ Stock Market or any of its listing venues.

(y)        “NYSE” shall mean the New York Stock Exchange.

(z)        “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, association, trust, syndicate or other entity, or any group of persons making a “coordinated acquisition” of shares of Common Stock or otherwise treated as an entity within the meaning of Section 1.382-3(a)(l) of the Treasury Regulations or otherwise for purposes of Section 382, or any successor provision or replacement provision, and includes any successor (by merger or otherwise) of such individual or entity.

(aa)      “Preferred Stock” shall mean shares of Series B Junior Participating Preferred Stock, par value $0.0001 per share, of the Company having the voting powers, designations, preferences and relative rights described in the Certificate of Designation, Preferences and Rights set forth in Exhibit A hereto, and, to the extent that there are not a sufficient number of shares of Series B Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series B Junior Participating Preferred Stock.

(bb)      “Purchase Price” shall have the meaning set forth in Section 7(b).

(cc)      “Record Date” shall have the meaning set forth in the recitals.

(dd)      “Redemption Price” shall have the meaning set forth in Section 22(a).

(ee)      “Right” shall have the meaning set forth in the preamble.

(ff)      “Rights Agent” shall have the meaning set forth in the preamble.

(gg)      “Right Certificate” shall have the meaning set forth in Section 3(a).

(hh)      “Section 11(a)(ii) Event” shall have the meaning set forth in Section 11(a)(ii).

(ii)      “Section 382” shall mean Section 382 of the Code and the Treasury Regulations promulgated thereunder.

(jj)      “Securities Act” shall mean the Securities Act of 1933, as amended.

(kk)    “Share Equivalents” shall have the meaning set forth in Section 11(a)(iii).

(ll)      “Stock Acquisition Date” shall mean the first date of a public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person indicating that an Acquiring Person has become such; provided that, if such Person is determined by the Board not to be or have become an Acquiring Person, then no Stock Acquisition Date shall be deemed to have occurred.

(mm)    “Subsidiary” of a Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect or appoint a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person and any corporation or other entity that is otherwise controlled by such Person.

(nn)      “Substitution Period” shall have the meaning set forth in Section 11(a)(iii).

(oo)      “Summary of Rights” shall have the meaning set forth in Section 3(b).

(pp)      “Tax Benefits” shall mean the net operating loss carryforwards, capital loss carryovers, general business credit carryovers, disallowed or deferred interest expense carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction (whether actual or prospective) attributable to a “net unrealized built-in loss” within the meaning of Section 382, and the Treasury Regulations promulgated thereunder, of the Company or any direct or indirect Subsidiary thereof.

(qq)      “Trading Day” shall have the meaning set forth in Section 11(d)(i).

(rr)        “Treasury Regulations” shall mean the regulations of the U.S. Department of the Treasury promulgated under the Code, as such regulations may be amended from time to time.

(ss)        “Triggering Event” shall mean any Section 11(a)(ii) Event.

(tt)        “Trust” shall have the meaning set forth in Section 23(a).

(uu)      “Trust Agreement” shall have the meaning set forth in Section 23(a).

(vv)      “Unit” shall have the meaning set forth in the recitals.

Section 2.        Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the express t    erms and conditions of this Agreement (and no implied terms and conditions), and the Rights Agent hereby accepts this appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agents and any co-Rights Agents shall be as the Company shall determine and the Company shall promptly notify in writing the Rights Agent of such duties. The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any co-Rights Agent.

Section 3.        Issuance of Right Certificates.

(a)        Until the Close of Business on the earlier to occur of (i) the tenth (10th) calendar day after the Stock Acquisition Date or (ii) the tenth (10th) calendar day (or such later time as determined by the Board but in no event later than the time such Person becomes an Acquiring Person) after the date of the commencement by any Person of a tender or exchange offer, upon the successful consummation of which such Person, together with its Affiliates and Associates, would be an Acquiring Person (irrespective of whether any shares are actually purchased pursuant to such offer), or in the case of clause (ii) such later date specified by the Board which date shall not be later than the date specified in clause (i) (the earliest of such dates being referred to herein as the “Distribution Date”), (x) the Rights will be evidenced by the certificates for the shares of Common Stock of the Company registered in the names of the holders of the shares of Common Stock of the Company (which certificates for shares of Common Stock of the Company shall be deemed also to be certificates for Rights) or, with respect to shares of Common Stock of the Company not represented by certificates, the Rights related thereto will be evidenced by the notation on the records of the Company representing these shares, and, in each case, not by separate certificates, (y) the registered holders of shares of Common Stock of the Company shall also be the registered holders of the associated Rights, and (z) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying shares of Common Stock of the Company (including a transfer to the Company). As soon as practicable after the Distribution Date, the Rights Agent will, if requested to do so by the Company and provided with all necessary information and documents, at the expense of the Company, send, by first-class, postage prepaid mail, to each record holder of shares of Common Stock of the Company as of the Close of Business on the Distribution Date, at the address of the holder shown on the records of the Company, a certificate in substantially the form of Exhibit B (the “Right Certificate”) evidencing the Rights underlying the shares of Common Stock of the Company so held, provided, that all procedures relating to actions to be taken or information to be provided with respect to Rights recorded in uncertificated or book-entry form, and all requirements with respect to the form of any Right Certificate set forth in this Agreement, may be modified as necessary or appropriate to reflect uncertificated or book-entry ownership subject to the prior written consent of the Rights Agent. As of and after the Distribution Date, the Rights will be evidenced solely by the Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if notification is given orally, the Company shall confirm the same in writing on or prior to the next succeeding Business Day. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b)        As soon as practicable following the Record Date, the Company will send a copy of the Summary of the Terms of the Rights, substantially in the form attached hereto as Exhibit C (the “Summary of Rights”), by postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company.

(c)        Until the Distribution Date (or, if earlier, the Expiration Date or Final Expiration Date), the surrender for transfer of any certificate for shares of Common Stock of the Company shall also constitute the surrender for transfer of the Rights associated with the shares of Common Stock represented thereby and the transfer of shares of Common Stock on the records of the Company shall also constitute the transfer of the Rights associated with the shares.

(d)        Certificates issued for shares of Common Stock of the Company (including, without limitation, certificates issued upon transfer or exchange of shares of Common Stock of the Company) after the Record Date, but prior to the earlier of the Distribution Date, the Expiration Date or the Final Expiration Date, shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

“This certificate also evidences and entitles the holder to certain rights (the “Rights”) as set forth in a Section 382 Tax Benefits Preservation Plan by and between EMCORE Corporation (the “Company”) and Equiniti Trust Company, LLC, as Rights Agent (or any successor rights agent), dated as of September 28, 2023, as from time to time amended, extended or renewed (the “Plan”), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive office of the Company. Under certain circumstances, as set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of record of this certificate a copy of the Plan, without charge, within ten Business Days (as defined in the Plan) after receipt of a written request therefor. Under certain circumstances, as provided in the Plan, Rights issued to or beneficially owned by Acquiring Persons or their Associates or Affiliates (as such terms are defined in the Plan) or any purported subsequent holder of such Rights will become null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.”

In the case of the initial transaction statement or subsequent period statements with respect to shares of Common Stock of the Company not represented by certificates (including, without limitation, upon transfer or exchange of Common Stock) after the Record Date, but prior to the earlier of the Distribution Date or the Expiration Date, registration of such shares in the Company’s share register shall be deemed also to be evidence of such Rights, and such statements will include a legend in substantially the following form:

“The registration in the share register of EMCORE Corporation of the shares of common stock to which this initial transaction or subsequent periodic statement relates also evidences and entitles the registered holder of such shares to certain rights (the “Rights”) as set forth in a Section 382 Tax Benefits Preservation Plan by and between EMCORE Corporation and Equiniti Trust Company, LLC, as Rights Agent (or any successor rights agent), dated as of September 28, 2023, as from time to time amended, extended or renewed (the “Plan”), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive office of the Company. Under certain circumstances, as set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by such registration. The Company will mail to the holder of this statement a copy of the Plan, without charge, within ten Business Days (as defined in the Plan) after receipt of a written request therefor. Under certain circumstances, as provided in the Plan, Rights issued to or beneficially owned by Acquiring Persons or their Associates or Affiliates (as such terms are defined in the Plan) or any purported subsequent holder of such Rights will become null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.”

The failure to print the foregoing legend on any such certificate, initial transaction statement or subsequent period statement representing shares of Common Stock of the Company or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7(e) hereof.

Section 4.      Form of Right Certificates; Notice to Rights Agent as to Acquiring Person.

(a)      The Right Certificates (and the forms of election to purchase shares and forms of assignment to be printed on the reverse thereof), when, as and if issued, shall be substantially in the form set forth in Exhibit B and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (which do not affect the rights, liabilities, duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any law, rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the terms and conditions hereof, the Right Certificates evidencing the Rights, whenever issued, on their face shall entitle the holders thereof to purchase, for each Right, one Unit, at the Purchase Price, but the number and type of shares or other property holders thereof shall be entitled to purchase and the Purchase Price, shall be subject to adjustment as provided in this Agreement.

(b)      Notwithstanding any other provision of this Agreement, any Right Certificate that represents Rights that may be or may have been at any time on or after the Distribution Date beneficially owned by an Acquiring Person or any Affiliate or Associate thereof (or any purported transferee of such Rights) may have impressed on, printed on, written on or otherwise affixed to it the following legend:

“The beneficial owner of the Rights (the “Rights”) represented by this Right Certificate may be an Acquiring Person or an Affiliate or Associate (as such terms are defined in the Section 382 Tax Benefits Preservation Plan by and between EMCORE Corporation and Equiniti Trust Company, LLC, as Rights Agent (or any successor rights agent), dated as of September 28, 2023, as from time to time amended, extended or renewed (the “Plan”)) of an Acquiring Person or a subsequent holder of a Right Certificate beneficially owned by such Persons (as defined in the Plan). Accordingly, under certain circumstances as provided in the Plan, this Right Certificate and the Rights represented hereby will be null and void.”

The provisions of this Agreement shall be operative whether or not the foregoing legend is imprinted on any such Right Certificate. The Company shall instruct the Rights Agent in writing of the Right that should be so legended. The Company shall give notice to the Rights Agent promptly after it becomes aware of the existence of any Acquiring Person.

Section 5.      Countersignature and Registration.

(a)      The Right Certificates shall be duly executed on behalf of the Company by the Chief Executive Officer, Chief Financial Officer, General Counsel or any Vice President of the Company, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary, Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent, manually or by in facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, the Right Certificates nevertheless may be countersigned by the Rights Agent, issued and delivered with the same force and effect as though the person who signed the Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign the Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

(b)      Following the Distribution Date and receipt by the Rights Agent of written notice to that effect and all other relevant information referred to in Section 3(a), the Rights Agent will keep or cause to be kept books for registration and transfer of the Right Certificates issued hereunder. The books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the date of each of the Right Certificates, and the certificate numbers for each of the Right Certificates.

Section 6.      Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a)       Subject to the provisions of Section 4(b), Section 7(e) and Section 13(b), at any time after the Close of Business on the Distribution Date and at or prior to the Close of Business on the earlier of the Expiration Date or the Final Expiration Date, any Right Certificate or Right Certificates may be (a) transferred or (b) split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of Units (and/or other securities or property, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for this purpose, accompanied by a signature guarantee by an “Eligible Guarantor Institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” (a “signature guarantee”) and such other documentation as the Rights Agent may reasonably request. The Right Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer, split-up, combination or exchange of any such surrendered Right Certificate until the registered holder thereof shall have (i) properly completed and signed the certificate contained in the form of assignment set forth on the reverse side of each such Right Certificate, (ii) provided a signature guarantee and such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby and the Affiliates and Associates of such Beneficial Owner (or former Beneficial Owner) as the Company or the Rights Agent shall reasonably request, and (iii) paid a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. Thereupon or as promptly as practicable thereafter, the Company shall prepare, execute and deliver to the Rights Agent, and the Rights Agent shall countersign (by manual or facsimile signature) and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested, registered in such name or names as may be designated by the surrendering registered holder. The Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company shall specify by written notice. The Rights Agent shall have no duty or obligation to take any action under this Section 6 unless and until the Rights Agent is reasonably satisfied that all such taxes and/or charges have been paid.

(b)      Subject to Section 7(d), Section 7(e) or as otherwise provided in this Agreement, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate and such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof, accompanied by a signature guarantee and such other documentation as the Company or the Rights Agent may reasonably request, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, if requested by the Company, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will execute and deliver to the Rights Agent a new Right Certificate of like tenor for delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated. Without limiting the foregoing, the Company may require the owner of any lost, stolen or destroyed Right Certificate, or his or her legal representative, to give the Company a bond sufficient to indemnify the Company and the Rights Agent against any claim that may be made against it on account of the alleged loss, theft or destruction of any such Right Certificate or the issuance of any such new Right Certificate.

Section 7.      Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a)      Subject to Section 7(d), Section 7(e) or as otherwise provided in this Agreement, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole at any time or in part from time to time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed (with such signature duly guaranteed), to the Rights Agent at the office of the Rights Agent designated for such purposes together with payment of the Purchase Price (defined below), or portion thereof, as applicable, with respect to each Unit or Units (and/or other securities or property in lieu thereof) as to which the Rights are exercised, subject to adjustment as hereinafter provided, at or prior to the earlier of the Expiration Date and the Final Expiration Date.

(b)      The purchase price shall initially be $3.13 for each Unit issuable pursuant to the exercise of a Right. The purchase price and the number of Units (and/or other securities or property, as the case may be) to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Section 11. (The purchase price, after giving effect to any adjustments, shall be referred to as the “Purchase Price.”) The Purchase Price shall be payable in lawful money of the United States of America, in accordance with Section 7(c).

(c)      Except as provided in Section 7(d) and Section 7(e), upon receipt of a Right Certificate with the form of election to purchase duly executed, accompanied by payment of the Purchase Price, or the applicable portion thereof, for the Units (and/or other securities or property, as the case may be) to be purchased and an amount equal to any applicable tax or governmental charge, by cash, certified check or official bank check payable to the order of the Company or the Rights Agent, the Rights Agent shall thereupon promptly (i) (A) requisition from the Company or any transfer agent for the Units, certificates for the number of Units so elected to be purchased or, in the case of shares of Units not represented by certificates, requisition from the Company or any transfer agent therefor a notice setting forth such number of Units to be purchased for which registration will be made in the Company’s share register, and the Company will comply and hereby authorizes and directs the transfer agent or shall cause the transfer agent (if the Rights Agent is not also the transfer agent) to comply with all such requests or (B) if the Company, in its sole discretion, shall have elected to deposit the shares of Preferred Stock underlying the Units issuable upon exercise of the Rights hereunder into a depositary, requisition from the depositary agent depositary receipts representing the number of Units as are to be purchased (in which case certificates for the shares of Preferred Stock underlying the Units represented by the receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 13(b) and (iii) promptly after receipt of the Units certificates or depositary receipts, as the case may be, cause the same to be delivered to or upon the order of the registered holder of the Right Certificate, registered in such name or names as may be designated by such holder, and, when appropriate, after receipt promptly deliver the cash to or upon the order of the registered holder of the Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a), the Company shall make all arrangements necessary so that those other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement and the Rights Agent shall as soon as commercially practicable take the appropriate actions corresponding to the foregoing clauses (i) through (iii), as applicable. In addition, in the case of an exercise of the Rights by a holder pursuant to Section 11(a)(ii), the Rights Agent shall return the Right Certificate to the registered holder thereof after imprinting, stamping or otherwise indicating thereon that the Rights represented by the Right Certificate no longer include the rights provided by Section 11(a)(ii) and, if less than all the Rights represented by such Right Certificate were so exercised, the Rights Agent shall indicate on the Right Certificate the number of Rights represented thereby which continue to include the rights provided by Section 11(a)(ii). Until the securities, cash and/or other property are made available for distribution by the Rights Agent, the Rights Agent shall have no duties or obligations with respect to such securities, cash and/or property. In case the holder of any Right Certificate shall exercise (except pursuant to Section 11(a)(ii)) less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of the Right Certificate or the holder’s duly authorized assigns, subject to the provisions of Section 13(b).

(d)      Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless the registered holder shall have (i) properly completed and duly executed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

(e)      Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person (or any Affiliate or Associate thereof), (ii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives those Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in the Acquiring Person or to any Person with whom the Acquiring Person has a continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer which the Board has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of those Rights shall have any rights whatsoever with respect to those Rights, whether under any provision of this Agreement or otherwise. The Company shall notify the Rights Agent in writing when this Section 7(e) applies and shall use its best efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Right Certificates or other Person (without limiting the rights of the Rights Agent under Section 17) as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

Section 8.      Cancellation and Destruction of Right Certificates.

All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. At the expense of the Company, the Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy, or cause to be destroyed, such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9.      Reservation and Availability of Shares of Preferred Stock.

(a)      The Company covenants and agrees that, from and after the Distribution Date, it will cause to be reserved and kept available, out of and to the extent of its authorized and unissued shares of Preferred Stock not reserved for another purpose or shares of Preferred Stock not reserved for another purpose held in its treasury, the number of Units that, as provided in this Agreement, will be sufficient to permit the exercise in full of all outstanding Rights; provided, however, that the Company shall not be required to reserve and keep available Units sufficient to permit the exercise in full of all outstanding Rights pursuant to the adjustments set forth in Section 11(a)(ii) or Section 11(a)(iii) unless, and only to the extent that, the Rights become exercisable pursuant to such adjustments.

(b)      The Company shall (i) use its best efforts to cause, from and after the Distribution Date, the Rights and all Units (and/or following the occurrence of a Triggering Event, shares of Common Stock of the Company or other securities, as the case may be) issued or reserved for issuance upon exercise thereof to be listed or admitted to trading on the NYSE, NASDAQ or another national securities exchange, and (ii) if then necessary to permit the offer and issuance of such Units, shares of Common Stock of the Company and/or other securities, as the case may be, register and qualify such Units (or shares of Common Stock of the Company or other securities, as the case may be) under the Securities Act and any applicable state securities or “blue sky” laws (to the extent exemptions therefrom are not available), cause the related registration statement and qualifications to become effective as soon as possible after filing and keep such registration statement and qualifications effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of the expiration of the 60-day period referred to in Section 11(a)(ii), the Expiration Date or the Final Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall promptly notify the Rights Agent in writing whenever it makes a public announcement pursuant to this Section 9(b) and give the Rights Agent a copy of such announcement. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such suspension has occurred or such suspension is still in effect, as the case may be. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained or the exercise thereof shall not otherwise be permitted under applicable law or a registration statement under the Securities Act (if required) shall not have been declared effective.

(c)      The Company covenants and agrees that it will take all such action as may be necessary to insure that all Units (or shares of Common Stock or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Units (or shares of Common Stock of the Company or other securities) subject to payment of the Purchase Price (or the applicable portion thereof) in respect thereof, be duly and validly authorized and issued and fully paid and nonassessable Units (and/or shares of Common Stock and other securities, as the case may be) in accordance with applicable law.

(d)      The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and governmental charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Units (or shares of Company Stock of the Company or other securities or property, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates for Units (or shares of Common Stock of the Company or other securities or property, as the case may be) upon exercise of Rights in a name other than that of, the registered holder of the Right Certificate, and the Company and the Rights Agent shall not be required to issue or deliver a Right Certificate or certificate for Units (and/or shares of Common Stock of the Company or other securities or property, as the case may be) to a Person other than the registered holder until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s satisfaction that no such tax or charge is due.

Section 10.      Securities Issuable Upon Exercise. Each Person in whose name any certificate for Units (or shares of Common Stock of the Company or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Units (or shares of Common Stock or other securities, as the case may be) represented thereby on, and the certificate shall be dated, the date upon which the Right Certificate evidencing these Rights was duly surrendered and payment of the Purchase Price, or the applicable portion thereof (and any applicable taxes and governmental charges), was made; provided, however, that if the date of such presentation and payment is a date upon which the transfer books for the Units (or shares of Common Stock of the Company or other securities, as the case may be) are closed, such Person shall be deemed to have become the record holder of such Units (or shares of Common Stock of the Company or other securities) on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books for the Units (or shares of Common Stock of the Company or other securities) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate, as such, shall not be entitled to any rights of a shareholder of the Company with respect to shares for which the Right shall be exercisable, including without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.      Adjustments to Number and Kind of Securities or Other Property, Number of Rights or Purchase Price.

The number and kind of securities or other property subject to purchase upon the exercise of each Right, the number of Rights outstanding and the Purchase Price are subject to adjustment from time to time as provided in this Section 11.

(a)   (i)     In the event that the Company shall at any time after the date of this Agreement (A) declare or pay any dividend on the shares of Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding shares of Preferred Stock into a greater number of shares, (C) combine or consolidate the outstanding shares of Preferred Stock into a smaller number of shares or effect a reverse split of the outstanding shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the shares of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then except as otherwise provided in this Section 11(a) and Section 7(e), the Purchase Price in effect at the time of the record date for the dividend or of the effective date of the subdivision, split, combination, consolidation or reclassification, and the number of Units and the number and kind of other securities, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number of Units and/or the number and kind of other securities as the case may be, which, if the Right had been exercised immediately prior to such date, whether or not such Right was then exercisable, and at a time when the transfer books for the Preferred Stock (or other capital stock, as the case may be) of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of the dividend, subdivision, split, combination consolidation or reclassification. If an event occurs which would require an adjustment under both Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

(ii)      In the event any Person at any time becomes an Acquiring Person (this event being referred to as a “Section 11(a)(ii) Event”), then, subject to Section 22(a) and Section 23, and except as otherwise provided in Section 7(e), each holder of a Right shall, for a period of sixty days (or such longer period as may be established by the Board) after the later of the occurrence of any such event and the effective date of an appropriate registration statement under the Securities Act pursuant to Section 9, have a right to receive for each Right, upon exercise thereof in accordance with the terms of this Agreement and payment of the Purchase Price (or the applicable portion thereof) such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of Units for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event (whether or not such right was then exercisable), and (y) dividing that product by 50% of the Current Market Price per share of Common Stock of the Company on the date of such first occurrence (such number of shares of Common Stock is called the “Adjustment Shares”); provided, however, that the Purchase Price and the number of Adjustment Shares shall be further adjusted as appropriate to reflect any stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company, or as provided in this Agreement to reflect any other events, occurring after the date of such first occurrence; and provided, further, that in connection with any exercise effected pursuant to this Section 11(a)(ii), the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Common Stock of the Company that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.99% or more of the total number of shares of Common Stock of the Company then outstanding. If a holder would, but for the previous clause, be entitled to receive a number of shares of Common Stock of the Company (such shares, the “Excess Flip-In Shares”), in lieu of receiving such Excess Flip-In Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of Common Stock of the Company on the date of the occurrence of a Section 11(a)(ii) Event multiplied by the number of Excess Flip-In Shares that would otherwise have been issuable to such holder.

(iii)      In the event that the number of shares of Common Stock of the Company which are authorized by the Company’s Restated Certificate of Incorporation but not outstanding and which are not reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights for shares of Common Stock of the Company in accordance with Section 11(a)(ii) and the Rights shall become so exercisable, to the extent permitted by applicable laws, each Right shall thereafter represent the right to receive, upon exercise thereof at the Purchase Price, (x) a number of shares of Common Stock of the Company (up to the maximum number of shares of Common Stock of the Company which may be permissibly issued), and (y) a number Units so that, when added together, the numbers in clauses (x) and (y) equal the number of Adjustment Shares. In the event the number of shares of Common Stock and Preferred Stock which are authorized by the Company’s Restated Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is insufficient to permit the exercise in full of the Rights in accordance with the prior sentence and the Rights shall become so exercisable, to the extent permitted by applicable law, the Company shall: (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) and that value shall be conclusive for all purposes; and (B) with respect to each Right, upon exercise of such Right, issue shares of Common Stock of the Company and Units to the extent available for the exercise in full of such Right and, to the extent shares of Common Stock or Units are not so available, make adequate provision to substitute for the Adjustment Shares not received upon exercise of such Right: (1) other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to the shares of Common Stock of the Company, are deemed in good faith by the Board to have substantially the same value as one share of Common Stock of the Company (such shares are herein called “Share Equivalents”) and whose determination shall be conclusive for all purposes); (2) debt securities of the Company; (3) other assets; (4) cash; or (5) any combination of the foregoing as determined by the Board, having a value which, when added to the value of the number of the shares of Common Stock of the Company and Units actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized independent investment banking firm selected by the Board; provided, however, if the Company shall not have made adequate provision to deliver shares of Common Stock, Units and Share Equivalents pursuant to Section 11(a)(ii), the prior sentence of this paragraph and clause (B) above within 50 days following the Stock Acquisition Date, then, to the extent permitted by applicable law, the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available), Units or Share Equivalents and then, if necessary, cash, debt securities, or other assets (in that order) which shares, units, cash, debt securities and/or other assets have an aggregate value equal to the excess of the Current Value over the Purchase Price, and provided, further, that the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive equity securities under this Section 11(a)(iii) to the extent the Company determines the receipt thereof could limit the Company’s ability to utilize the Tax Benefits. If the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock, Units or Share Equivalents could be authorized for issuance upon exercise in full of the Rights, the 50 day period set forth above may be extended to the extent necessary, but not more than 120 days after the Stock Acquisition Date, in order that the Company may seek shareholder approval for the authorization of such additional shares or Shares Equivalents (such 50 day period, as it may be extended, is called the “Substitution Period”), To the extent that the Company determines that some action need be taken pursuant to the foregoing provisions of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e), that this action shall apply uniformly to all outstanding and exercisable Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to the foregoing provisions of this Section 11(a)(iii) and, if necessary, to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with a prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Unit, each share of Common Stock of the Company and the per share or unit value of any Share Equivalent shall be deemed to equal the Current Market Price of a share of Common Stock of the Company thereof as of the Stock Acquisition Date.

(b)      In case the Company shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of shares of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within 45 calendar days after this record date) shares of Preferred Stock and/or securities having the same rights, privileges and preferences as the Preferred Stock (“Equivalent Preferred Securities”) or securities convertible into Preferred Stock or Equivalent Preferred Securities at a price per share of Preferred Stock or per unit of Equivalent Preferred Securities (or having a conversion price per share or unit, if a security convertible into Preferred Stock or Equivalent Preferred Securities) less than the Current Market Price per share of Preferred Stock on the record date, the Purchase Price to be in effect after the record date shall be determined by multiplying the Purchase Price in effect immediately prior to the record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or units of Equivalent Preferred Securities (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at that Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or units of Equivalent Preferred Securities to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case the subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of the non-cash consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent. Shares of Preferred Stock and units of Equivalent Preferred Securities owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. This adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if the record date had not been fixed.

(c)      In case the Company shall fix a record date for a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation, merger or share exchange in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets (other than a dividend payable in shares of Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to the record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock on the record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price per share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. These adjustments shall be made successively whenever such a record date is fixed; and in the event that the distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d)      (i)      For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii), and subject to Section 11(d)(ii), the “Current Market Price” per share of stock or unit of other securities on any date shall be deemed to be the average of the daily closing prices per share of such stock or unit of other securities for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the Current Market Price per share of any stock or unit of other securities is determined during a period following the announcement by the issuer of that stock or other security of (i) any dividend or distribution on such stock or other securities (other than a regular quarterly cash dividend and other than the Rights), or (ii) any subdivision, split, combination or reclassification of that stock or other securities, and prior to the expiration of the requisite 30 Trading Day period, the ex-dividend date for the dividend or distribution, or the record date for the subdivision, combination or reclassification occurs, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on that day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to shares of stock or units of securities listed or admitted to trading on the NYSE or NASDAQ or, if the shares of stock or units of any other securities are not listed or admitted to trading on the NYSE or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to shares of stock or units of other securities listed on the principal national securities exchange on which the shares of stock or units of other securities are listed or admitted to trading or, if the shares of stock or units of other security are not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the OTC Bulletin Board or any other system then in use, or, if on any such date the shares of such stock or units of such other security are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such stock or other securities selected by the Board; provided, that if such security is not listed or quoted on the NYSE or NASDAQ and the principal market for such securities is a non-U.S. securities exchange, then the closing price for each day shall be determined by using the customary convention for determining the closing price of a security on such exchange as determined by the Board (in which event the exchange rate of the relevant currency into U.S. dollars for each Trading Day (as defined below) shall be determined by the Board). The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of such stock or units of other securities are listed or admitted to trading is open for the transaction of business or, if the shares of such stock or other units of such security are not listed or admitted to trading on any national securities exchange, a Business Day; provided, that if such security is not listed or quoted on the NYSE or NASDAQ and the principal market for such security is a non-U.S. securities exchange, then “Trading Day” shall mean a day on which such non-U.S. securities exchange is open for the transaction of business. Subject to Section 11(d)(ii) with respect to Units, if such stock or unit of other securities is not publicly held or not so listed, traded or quoted, “Current Market Price” per share or other unit of such securities shall mean the fair value per share of stock or other unit of such securities as determined in good faith by the Board whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii)      For the purpose of any computation hereunder, the “Current Market Price” per Unit shall be determined in the same manner as set forth above in paragraph (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per Unit cannot be determined in the manner provided above because the Units are not publicly held, listed or traded or quoted in a manner described in paragraph (i) of this Section 11(d), the “Current Market Price” per Unit shall be conclusively deemed to be an amount equal to the Current Market Price per share of the Common Stock of the Company. If neither the shares of Common Stock of the Company nor the Units are listed or traded or quoted as described in Section 11(d)(i), “Current Market Price” per share thereof shall mean the fair value per share of Common Stock of the Company as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(e)      Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this

Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a Unit or share of Common Stock or any other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment, or (ii) the Final Expiration Date.

(f)      If as a result of an adjustment made pursuant to Section 11(a)(ii), the holder of any Right thereafter exercised shall become entitled to receive any securities other than Units, thereafter the number of the other securities so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Preferred Stock and/or Units contained in Section 11(a), (b), (c), (d), (e), (g), (h), (i), (j), (k), (l) and (m), and the provisions of Section 7, 9, 10 and Section 13 with respect to the shares of Preferred Stock and/or Units shall apply on like terms to any such other shares.

(g)      All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Units (and/or other securities) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)      Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Units (calculated to the nearest ten-thousandth) equal to the quotient obtained by (i) multiplying (x) the number of Units covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)      The Company may elect on or after the date of any adjustment of the Purchase Price or any adjustment to the number of Units for which a Right may be exercised, to adjust the number of Rights, in lieu of any adjustment in the number of Units purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Units for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any date thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to the registered holders of Right Certificates on the record date Right Certificates evidencing, subject to Section 13, the additional Rights to which the holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such registered holders in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the registered holders of Right Certificates on the record date specified in the public announcement.

(j)      Irrespective of any adjustment or change in the Purchase Price or the number of Units issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per Unit and the number of Units which were expressed in the initial Right Certificates issued hereunder.

(k)      Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, attributable to the Units, shares of Common Stock or other securities issuable upon exercise of the Rights, the Company shall use best efforts to take any corporate action, which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Units, shares of Common Stock or other securities at such adjusted Purchase Price.

(l)      In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the Units and/or other securities of the Company, if any, issuable upon such exercise over and above the Units and/or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive the additional Units and/or other securities upon the occurrence of the event requiring such adjustment.

(m)      Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock or Common Stock, (ii) issuance wholly for cash of any shares of Preferred Stock or Common Stock at less than the Current Market Price, (iii) issuance wholly for cash or shares of Common Stock, Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock or Common Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Common Stock or Preferred Stock, shall not be taxable to such shareholders.

(n)      The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 22, Section 23 or Section 26, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

(o)      Anything in this Agreement to the contrary notwithstanding, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the shares of Common Stock of the Company payable in shares of Common Stock of the Company or (ii) effect a subdivision or split the outstanding shares of Common Stock of the Company into a greater number of shares of Common Stock of the Company or (iii) combine or consolidate the outstanding shares of Common Stock of the Company into a small number of shares or effect a reverse split of the outstanding shares of Common Stock of the Company, then in any such case, each share of Common Stock outstanding following payment of such dividend, such subdivision, split, combination, consolidation or issuance shall continue to have one Right (as adjusted as otherwise provided herein) associated therewith and the Purchase Price following any such event shall be proportionately adjusted to equal the result obtained by multiplying the Purchase Price immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock of the Company outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock of the Company outstanding immediately following the occurrence of such event. The adjustment provided for in the preceding sentence shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

Section 12.      Certification of Adjustments. Whenever an adjustment is made as provided in Section 11, the Company shall (a) promptly prepare a certificate setting forth the adjustment and a reasonably detailed statement of facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the shares of Common Stock and Preferred Stock a copy of the certificate, and (c) if a Distribution Date has occurred, mail or cause the Rights Agent to mail a brief summary thereof to each registered holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of record of shares of Common Stock) in accordance with Section 25. Notwithstanding the foregoing sentence, the failure of the Company to prepare such certificate or statement or make such filings or mailings shall not affect the validity of, or the force or effect of, the requirement for such adjustment. The Rights Agent shall be fully protected in relying on such certificate, shall have no duty or liability with respect to any adjustment therein contained, and shall not be deemed to have knowledge of any adjustment or events related thereto unless and until it shall have received such certificate. Subject to the preceding sentence, any adjustment to be made pursuant to Section 11 shall be effective as of the date of the event giving rise to the adjustment.

Section 13.      Fractional Rights and Fractional Shares.

(a)      The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. Units may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that the agreement shall provide that the holders of the depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Units represented by the depositary receipts. In lieu of such fractional Rights, the Company shall pay to the holders of record of the Right Certificates with regard to which the fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the then Current Market Value of a whole Right.

(b)      The Company shall not be required to issue fractions of Units or other securities upon exercise of the Rights or to distribute certificates which evidence fractional Units or other securities. In lieu of issuing fractions of Units or other securities, the Company shall pay to the registered holders of Right Certificates at the time the Right Certificates are exercised as herein provided an amount in cash equal to the same fraction of the then Current Market Value of a Unit or other securities, as the case may be.

(c)      The holder of a Right by the acceptance of a Right expressly waives his or her right to receive any fractional Right or fractional Unit or other fractional securities (other than the fractional shares of Preferred Stock represented by Units) upon exercise of a Right.

(d)      Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments; and (ii) provide sufficient funds to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and has no duty with respect to, and will not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent has received such a certificate and sufficient monies.

Section 14.      Rights of Action. All rights of action in respect of this Agreement, except those rights of action vested in the Rights Agent pursuant to Section 17 and Section 19, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the holders of record of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, the shares of Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, any shares of Common Stock), may, in its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, its right to exercise the Rights evidenced by the Right Certificate in the manner provided in the Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement by the Company and, accordingly, that they will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of the Company under this Agreement.

Section 15.      Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)      prior to the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of Common Stock of the Company;

(b)      from and after the Distribution Date, the Right Certificates will be transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates contained therein properly completed and duly executed;

(c)      subject to Section 6 and Section 7(e), the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate or, with respect to shares of Common Stock not represented by a certificate the associated notation on the Company’s share register) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Stock certificate, if any, made by anyone other than the Company or the Rights Agent or the transfer agent of the shares of Common Stock) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d)      notwithstanding anything in this Agreement to the contrary, neither the Company, its directors, officers, employees and agents nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or by reason of any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, regulatory or administrative agency or commission, prohibiting or otherwise restraining performance of such obligation.

Section 16.      Right Certificate Holder Not Deemed a Shareholder. No holder of a Right, as such, shall be entitled to vote, receive dividends in respect of or be deemed for any purpose to be the holder of shares of Common Stock, Preferred Stock, Units or any other securities of the Company which may at any time be issuable upon the exercise of the Rights, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 17.      Concerning the Rights Agent.

(a)      The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, reimbursement of its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder.

(b)      The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, damage, liability, demand, judgment, fine, penalty, claim, settlement, cost or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent as each must be determined by final non-appealable judgment of a court of competent jurisdiction, for any action taken, suffered or omitted by the

Rights Agent in connection with the acceptance of, administration of and performance of its duties under this Agreement, including reasonable attorneys’ fees and expenses and the costs and expenses of defending against any claim of liability in the premises.

(c)      The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by in connection with its administration and performance of this Agreement in reliance upon any Right Certificate, certificate for shares of Common or Preferred Stock, Units or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where expressly required hereunder, guaranteed, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set forth herein. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice.

(d)      The provisions of this Section 17 and Section 19 shall survive the termination or expiration of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits, even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Agreement (other than by reason of gross negligence, bad faith or willful misconduct, in each case as determined by a non-appealable judgment of a court of competent jurisdiction) will be limited to the amount of fees (but not reimbursed expenses) paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought.

Section 18.      Merger or Consolidation or Change of Name of Rights Agent.

(a)      Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 20. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

(b)      In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 19.      Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties and obligations) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a)      The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of, any action taken, suffered or omitted by it, subject to Section 17(b) and in accordance with such advice or opinion.

(b)      Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the General Counsel, any Vice President of the Company, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company (each, an “Appropriate Officer”) and delivered to the Rights Agent; and such certificate shall be complete and full authorization and protection to the Rights Agent, and, subject to Section 17(b) the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it under the provisions of this Agreement in reliance upon such certificate.

(c)      The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct, as each is determined by a final non-appealable judgment by a court of competent jurisdiction.

(d)      The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (including in the case of uncertificated shares, by notation in the Company’s share register reflecting ownership), except as to the fact that it has countersigned the Rights Certificates, or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)      The Rights Agent shall not have any liability for nor be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereon); nor shall it be liable nor responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be liable or responsible for any adjustment required under the provisions of Section 11 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate describing any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or Common Stock to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Preferred Stock (or other securities, as the case may be) will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f)      The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)      The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from an Appropriate Officer, and to apply to such officers for advice or instructions in connection with its duties, and such advice or instructions shall be full authorization and protection to the Rights Agent and, subject to Section 17(b), the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in accordance with the advice or instructions of any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received from any such officer, and shall not be liable for any action taken, suffered or omitted to be taken by the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than three (3) Business Days after the date any such officer of the Company actually receives such application, unless such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date, in the case of an omission), the Rights Agent has received written instructions in response to such application specifying the action to be taken or omitted.

(h)      The Rights Agent and any shareholder, Affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent and such Persons from acting in any other capacity for the Company or for any other Person.

(i)      If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 of such certificate, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company and the Rights Agent shall not be liable for its failure to act or any delay in acting in compliance with this clause (i).

(j)        No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than internal costs incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as Rights Agent and for which the Rights Agent shall be compensated by the Company pursuant to Section 17(a)) or in the exercise of its rights or powers if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)       The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be liable, answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, any holder of Rights or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof, as each is determined by a final, non-appealable court judgment of a court of competent jurisdiction.

(l)        The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.

(m)      The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Agreement, including without limitation obligations under applicable regulation or law.

(n)       The Rights Agent shall not assume any obligations or relationship of agency or trust with any of the owners or holders of the Rights.

(o)       The Rights Agent may rely on, and be fully authorized and protected in acting or failing to act in reliance upon, (a) any guaranty of signature by an “Eligible Guarantor Institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing; or (b) any law, act, regulation or any interpretation of the same even though such law, act, or regulation may thereafter have been altered, changed, amended or repealed.

Section 20.      Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and, to the extent the Right Agent is not the transfer agent of the shares of Common Stock, to each such transfer agent by registered or certified mail. The Company shall notify the registered holders of any such change in Rights Agent. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause) upon 30 days’ notice in writing, mailed to the Rights Agent or any successor Rights Agent, as the case may be, and to each transfer agent of the shares of Common Stock by registered or certified mail, and to the registered holders of the Right Certificates by mail. In the event a transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice to holders. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the registered holder of a Right Certificate (who shall, with such notice, submit such holder’s Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or any state of the United States so long as such Person is in good standing, is authorized to do business in such state, is authorized under such laws to exercise shareholder services powers, is subject to supervision or examination by federal or state authority and has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and shall execute and deliver, if applicable, any further assurance, conveyance, act or deed necessary for that purpose, but such predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates, if any. Failure to give any notice provided for in this Section 20, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 21.      Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock of the Company following the Distribution Date and prior to the earlier of the Redemption Date and the Final Expiration Date, the Company (a) shall, with respect to shares of Common Stock of the Company so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such

Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued, if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 22.    Redemption.

(a)      The Board may, at its option, at any time prior to the earlier of (x) the Close of Business on the tenth (10th) calendar day after the Stock Acquisition Date (or, if the tenth (10th) calendar day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (y) the Close of Business on the Final Expiration Date, direct the Company to, and if directed, the Company shall, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 per Right (the total amount paid to any holder of Rights to be rounded up to the nearest $0.001), as such amount may be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company occurring after the date (such redemption price being hereinafter referred to as the “Redemption Price”).

(b)      Immediately upon the action of the Board directing the Company to make the redemption of the Rights, evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board directing the Company to make such redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and each such holder of the then outstanding Rights by mailing such notice to the Rights Agent and to each such holders at such holder’s last address as it appears upon the registry books of the Rights Agent, or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made, unless such notice is mailed together with such payment.

In the case of a redemption permitted under Section 22(a), the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights (with prompt written notice thereof to the Rights Agent) and (ii) mailing payment of the Redemption Price to each registered holder of the Rights at each such holder’s last address as it appears on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent of the Common Stock, and upon such action, all outstanding Right Certificates shall be null and void without any further action by the Company.

Section 23.    Exchange.

(a)      The Board may, at its option, at any time after the later of the Stock Acquisition Date or the Distribution Date, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii)) for Common Stock of the Company at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company occurring after the Record Date (such exchange ratio being hereinafter referred to as the “Exchange Ratio”); provided, however, that in connection with any exchange effected pursuant to this Section 23, the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Common Stock that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding. If a holder would, but for the proviso set forth in the previous sentence, be entitled to receive a number of shares under this Section 23 that would otherwise result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding (such shares, the “Excess Exchange Shares”), in lieu of receiving such Excess Exchange Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of the Common Stock on the date of the Stock Acquisition Date or Distribution Date, as applicable, multiplied by the number of Excess Exchange Shares that would otherwise have been issuable to such holder. Any such exchange will be effective immediately upon the action of the Board ordering the same, unless such action of the Board expressly provides that such exchange will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such exchange will be effective in accordance with the provisions of such action of the Board). Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 23, the Board may enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the Common Stock issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange). From and after the time at which such shares are issued to the Trust, all shareholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Any shares of Common Stock issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable Common Stock, and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

(b)      Immediately upon the action of the Board authorizing the exchange of any Rights pursuant to Section 23(a) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of the holders of such Rights shall be to receive that number of shares of Common Stock (or Units, as applicable) equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange (with prompt written notice to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each notice of exchange will state the method by which the exchange of shares of Common Stock (or Units, as applicable) for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights.

(c)      In any exchange pursuant to this Section 23, the Company, at its option, may, and to the extent there are an insufficient number of authorized shares of Common Stock reserved for the purpose of exchanging all of the outstanding Rights shall, substitute Units or Share Equivalents for some or all of the shares of Common Stock exchangeable for Rights, at the initial rate of one Unit or Share Equivalent for each share of Common Stock.

(d)      The Board shall not authorize any exchange transaction referred to in Section 23(a) unless at the time such exchange is authorized there shall be sufficient shares of Common Stock (and/or Units or Share Equivalents) issued but not outstanding, or authorized but unissued, to permit the exchange of Rights as contemplated in accordance with this Section 23.

Section 24.    Notice of Proposed Actions.

(a)      In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend to the holders of record of its shares of Preferred Stock payable in stock of any class or to make any other distribution to the holders of record of its shares of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), (ii) to offer to the holders of record of its shares of Preferred Stock options, warrants, or other rights to subscribe for or to purchase shares of Preferred Stock (including any security convertible into or exchangeable for shares of Preferred Stock) or shares of stock of any class or any other securities, options, warrants, convertible or exchangeable securities or other rights, (iii) to effect any reclassification of its shares of Preferred Stock or any recapitalization or reorganization of the Company, (iv) to effect any consolidation, combination or merger with or into, or any share exchange with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets, earning power or cash flow of the Company and its Subsidiaries (taken as a whole) to, any other Person or Persons, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and, to the extent feasible, each registered holder of a Right Certificate in accordance with Section 25, a written notice of such proposed action, which shall specify the record date for the purposes of such dividend or distribution, or the date on which such reclassification, recapitalization, reorganization, consolidation, combination, merger, share exchange, sale or transfer of assets, liquidation, dissolution, or winding up is to take place and the record date for determining participation therein by the holders of record of shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of record of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of record of the shares of Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section 24 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

(b)      In case a Section 11(a)(ii) Event is proposed, then, in any such case, the Company shall, as soon as practicable thereafter, give to the Rights Agent and to each registered holder of Rights, to the extent feasible, in accordance with Section 25, notice of the occurrence of such event or proposal of such transaction which notice shall specify the proposed event and the consequences of the event to holders of Rights under Section 11(a)(ii), upon consummating such transaction, shall similarly give notice thereof to each holder of Rights.

Section 25.    Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the registered holder of any Right Certificate or Right to or on behalf of the Company shall be sufficiently given or made if in writing and when sent by first- class mail, postage prepaid, addressed or by nationally recognized overnight courier (until another address is filed in writing with the Rights Agent) as follows:

EMCORE Corporation

2015 Chestnut Street

Alhambra, CA 91803

Attention: General Counsel

with a copy (which will not constitute notice) to:

Pillsbury Winthrop Shaw Pittman LLP

2550 Hanover Street

Palo Alto, CA 94304-1115

Attention: James J. Masetti, Esq.

Subject to the provisions of Section 20, any notice or demand authorized by this Agreement to be given or made by the Company or by the registered holder of any Right Certificate or Right to or on the Rights Agent shall be sufficiently given or made if in writing and when sent by first-class mail, postage prepaid, addressed or a nationally recognized courier service (until another address is filed in writing with the Company) as follows:

Equiniti Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attention: Relationship Manager

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the registered holder of any Right Certificate or Right shall be sufficiently given or made if in writing and when sent by mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent.

Section 26.    Supplements and Amendments. Subject to extension by the Board by amendments, prior to the Close of Business on the tenth (10th) calendar day after the Stock Acquisition Date, the Company may in its sole and absolute discretion and the Rights Agent shall, if the Company so directs in writing, supplement or amend any provision of this Agreement (including without limitation amendments that increase or decrease the Purchase Price or Redemption Price or accelerate or extend the Final Expiration Date or the period in which Rights may be redeemed), without the approval of any holders of the Rights or shares of Common Stock. From and after the Close of Business on the tenth (10th) calendar day after the Stock Acquisition Date, the Company may and the Rights Agent shall, if the Company so directs in writing, supplement or amend this Agreement without the approval of any holders of Right Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable which shall not adversely affect the interests of the holders of Right Certificates (other than any interest an Acquiring Person or an Affiliate or Associate of an Acquiring Person has other than as a holder of Rights). Upon the delivery of a certificate from an Appropriate Officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of the Agreement, including this Section 26, the Rights Agent shall execute such supplement or amendment. Prior to the Stock Acquisition Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of shares of Common Stock. Notwithstanding anything contained herein to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement. In addition, notwithstanding anything to the contrary in this Agreement, no supplement or amendment to this Agreement shall be made that extends the Expiration Date. No supplement or amendment to this Agreement shall be effective unless duly executed by the Rights Agent.

Section 27.     Successors. All of the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 28.     Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the shares of Common Stock) any legal or equitable right, remedy or claim under this Agreement but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the shares of Common Stock).

Section 29.    Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New Jersey and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

Section 30.    Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic mail shall be as effective as delivery of a manually executed counterpart of this Agreement.

Section 31.     Descriptive Headings. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions.

Section 32.    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such excluded term, provision, covenant or restriction shall materially and adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company pursuant to the requirements of Section 25 of this Agreement; and provided, further, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 22 hereof shall be reinstated and shall not expire until the Close of Business on the tenth (10th) Business Day following the date of such determination by the Board.

Section 33.    Determination and Actions by the Board, etc. Except with respect to the rights, immunities, duties or obligations of the Rights Agent hereunder, the Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board, or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations or judgments deemed necessary or advisable for the administration of this Agreement (including without limitation a determination to redeem or not redeem the Rights or to amend this Agreement) or otherwise contemplated by this Agreement. All such actions, calculations, interpretations, judgments and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board to any liability to the holders of the Right Certificates. The Rights Agent is entitled always to assume the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.

Section 34.    Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, epidemics, pandemics, or civil unrest.

Section 35.    Further Assurance. The Company shall perform, acknowledge and deliver or cause to be performed, acknowledged and delivered all such further and other acts, documents, instruments and assurances as may be reasonably required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.

EMCORE CORPORATION

By:
Name:	Jeffrey Rittichier
Title:	Chief Executive Officer

EQUINITI TRUST COMPANY, LLC, AS RIGHTS AGENT

By:
Name:
Title:

[Signature Page to Section 382 Tax Benefits Preservation Plan]

EXHIBIT A

(See Attached)

EXHIBIT B

Form of Right Certificate

Certificate No. R-	Rights

NOT EXERCISABLE AFTER SEPTEMBER 28, 2026, SUBJECT TO EARLIER REDEMPTION OR EXPIRATION PURSUANT TO THE SECTION 382 TAX BENEFITS PRESERVATION PLAN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.0001 PER RIGHT ON THE TERMS SET FORTH IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN. THE RIGHTS EVIDENCED BY THIS CERTIFICATE SHALL NOT BE EXERCISABLE, AND SHALL BE VOID SO LONG AS HELD BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION FOR THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE. THE BENEFICIAL OWNER OF THE RIGHTS REPRESENTED BY THIS RIGHT CERTIFICATE MAY BE AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE (AS DEFINED IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN) OF AN ACQUIRING PERSON OR A SUBSEQUENT HOLDER OF A RIGHT CERTIFICATE BENEFICIALLY OWNED BY SUCH PERSONS. ACCORDINGLY, UNDER CERTAIN CIRCUMSTANCES AS PROVIDED IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY WILL BE NULL AND VOID.

RIGHT CERTIFICATE

EMCORE CORPORATION

This certifies that                                         , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Tax Benefits Preservation Plan, dated as of September 28, 2023, as amended, restated, renewed or extended from time to time (the “Plan”) between EMCORE Corporation, a New Jersey corporation (“Company”), and Equiniti Trust Company, LLC, a New York limited liability trust company, as Rights Agent (“Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Plan) and prior to 5:00 P.M., New York City time, on September 28, 2026, at the office or offices of the Rights Agent, or its successors as Rights Agent, designated for such purpose, one ten-thousandth of a fully paid, nonassessable share of Series B Junior Participating Preferred Stock, par value $0.0001 per share, of the Company (a “Unit”), at a purchase price of $3.13, as the same may from time to time be adjusted in accordance with the Plan (“Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and included Certificate duly completed and executed. The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of                     , 20      , based on the Units as constituted at such date.

As provided in the Plan, the Purchase Price and the number of Units which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events and, upon the happening of certain events, shares of Common Stock or other securities other than Units, or other property, may be acquired upon exercise of the Rights evidenced by this Right Certificate, as provided by the Plan.

As more fully set forth in the Plan, from and after the first occurrence of a Section 11(a)(ii) Event (as such term is defined in the Plan), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Plan), (ii) a transferee of such Acquiring Person (or of any such Associate or Affiliate), or (iii) under certain circumstances specified in the Plan, a transferee of such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with such Acquiring Person becoming such, such Rights shall become null and void without any further action, and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event, whether under the Plan or otherwise.

This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the registered holders of the Right Certificates. Copies of the Plan are on file at the principal executive office of the Company and will be mailed to shareholders upon written request to the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the registered holder to purchase a like aggregate number of Units as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled the holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive, upon surrender hereof, the Right Certificate indicating the remaining Rights represented thereby or another Right Certificate or Right Certificates for the number of Rights not exercised.

Subject to the provisions of the Plan, the Rights evidenced by this Certificate may be (x) redeemed by the Company at its option at a redemption price of $0.0001 per Right at any time prior to the earlier of the Close of Business on (i) the tenth (10th) calendar day after the Stock Acquisition Date, and (ii) the Final Expiration Date, or under certain other conditions as specified in the Plan, and (y) exchanged, after any Person becomes an Acquiring Person (as such terms are defined in the Plan), at the option of the Board of Directors of the Company, for one share of Common Stock of the Company as set forth in the Plan.

No fractional Units, shares of Common Stock of the Company or other securities (other than fractions of a share of Preferred Stock represented by Units) shall be required to be issued upon the exercise of any Right or Rights evidenced hereby, and in lieu thereof, as provided in the Plan, a holder otherwise entitled to fractions of shares of Common Stock, Units or other securities (other than fractions of a share of Preferred Stock represented by Units) may receive an amount in cash equal to the same fraction of the then current value of a share of Common Stock or such other securities.

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Units, shares of Preferred Stock, shares of Common Stock or of any other securities of the Company which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors, or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting shareholders (except as provided in the Plan) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Plan.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

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WITNESS the facsimile signature of the proper officers of the Company and its corporate seal, dated as of                                ,           .

EMCORE CORPORATION

By:
Name:
Title:

By:
Name:
Title:

Countersigned:

EQUINITI TRUST COMPANY, LLC, AS RIGHTS AGENT

By:
Name:
Title:

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder

desires to transfer the Right Certificate.)

FOR VALUE RECEIVED                                          hereby sells, assigns and transfers unto

(Please print name and address of transferee)

                         Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                          Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:                         , 20

Signature

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)      the Rights evidenced by this Right Certificate

[ ] are

[ ] are not

being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Plan);

after due inquiry and to the best knowledge of the undersigned, the undersigned

[  ] did

[ ] did not

acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.

Dated:                        , 20

Signature:

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

FORM OF ELECTION TO PURCHASE

(To be executed if registered holder desires to Exercise the Right Certificate.)

To: EMCORE CORPORATION

The undersigned hereby irrevocably elects to exercise                      Rights represented by this Right Certificate to purchase the number of one ten-thousandth of a share of Preferred Stock, shares of Common Stock or other securities issuable upon the exercise of such Rights and requests that certificates representing such share(s) or other securities be issued in the name of:

Please insert social security or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the remaining such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

Dated:                        , 20

Signature

(Signature must conform in all respects to the name of holder as written upon the face of the Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)    the Rights evidenced by this Right Certificate

[ ] are

[ ] are not

being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Plan);

(2)    after due inquiry and to the best knowledge of the undersigned, the undersigned

[ ] did

[ ] did not

acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.

Dated:                        , 20

Signature:

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

EXHIBIT C

UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN) MAY BECOME NULL AND VOID.

EMCORE CORPORATION

SUMMARY OF THE TERMS OF THE RIGHTS

TO PURCHASE UNITS OF PREFERRED STOCK

On September 28, 2023, the Board of Directors (the “Board”) of EMCORE Corporation, a New Jersey corporation (the “Company”), declared a dividend distribution of one purchase right (a “Right”) for each outstanding share of Common Stock, par value $0.0001 per share (“Common Stock”), of the Company, payable to shareholders of record on October 12, 2023, and issuable as of that date. Except in the circumstances described below, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Company one ten-thousandth of a share of Series B Junior Participating Preferred Stock, par value $0.0001 per share, of the Company (“Preferred Stock” and each one ten-thousandth of a share of Preferred Stock, a “Unit”) at a price of $3.13 per Unit (the “Purchase Price”). The rights of a holder of a Unit are substantially equivalent to the rights of a holder of a share of Common Stock. The description and terms of the Rights are set forth in a Section 382 Tax Benefits Preservation Plan (the “Plan”) between the Company and Equiniti Trust Company, LLC, a New York limited liability trust company, as rights agent (the “Rights Agent”).

The Company has generated substantial operating losses (“NOLs”) in previous years which, under the Internal Revenue Code of 1986 (the “Code”), the Company may in certain circumstances use to offset current and future earnings and thus reduce its future federal income tax liability (subject to certain requirements and restrictions). However, if the Company experiences an “Ownership Change,” as defined in Section 382 of the Code and the Treasury Regulations promulgated thereunder (“Section 382”), its ability to use these NOLs could be substantially limited or lost altogether. In order to seek to avoid an “Ownership Change” and protect shareholder value, the Board of Directors adopted the Plan.

As discussed below, initially the Rights will not be exercisable, certificates will not be sent to shareholders and the Rights will automatically trade with the Common Stock.

The Rights will be evidenced by Common Stock certificates, and Rights relating to shares of Common Stock not represented by certificates will be represented by notation on the records of the Company, until the close of business on the earlier to occur of (i) the tenth (10th) calendar day after the day on which a public announcement or filing that a person or group of affiliated or associated persons has become an “Acquiring Person,” which is defined as a person who, at any time after the date of the Plan, has acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the Common Stock of the Company then outstanding, subject to certain exceptions as described below, or (ii) the tenth (10th) calendar day (or a later date determined by the Board of Directors of the Company) after the commencement of a tender or exchange offer the consummation of which would result in a person becoming an Acquiring Person (the earlier of these dates is called the “Distribution Date”).

As soon as practicable following a Distribution Date, the Rights Agent will, if requested to do so by the Company, mail separate certificates evidencing the Rights (“Right Certificates”) to holders of record of shares of the Common Stock as of the close of business on the Distribution Date, and those separate certificates alone will evidence the Rights from and after the Distribution Date.

Each of the following persons generally will not be deemed to be an Acquiring Person, even if they have acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the shares of Common Stock of the Company then outstanding: (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or any Subsidiary of the Company, or any person organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan; (iv) any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii); (v) any person who the Board determines prior to the time the person would otherwise be an Acquiring Person, should be exempted from being an Acquiring Person; (vi) any person who would otherwise be an Acquiring Person upon the first public announcement by the Company of the adoption of the Plan, unless and until such person, or any Affiliate of such person, acquires beneficial ownership of any additional shares of Common Stock after the first public announcement by the Company of the adoption of the Plan; (vii) any person who as the result of an acquisition of shares of Common Stock by the Company (or any Subsidiary of the Company, any employee benefit plan or employee stock plan of the Company or any Subsidiary of the Company, or any person organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan) which, by reducing the number of shares of Common Stock outstanding, increases the proportionate number of shares of Common Stock beneficially owned by the person to 4.99% or more of the shares of Common Stock then outstanding, unless and until such person, or any Affiliate of such person, following the first public announcement by the Company of such share acquisition, acquires beneficial ownership of any additional shares of Common Stock (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company); or (viii) any Person that the Board determines in good faith has become an “Acquiring Person” inadvertently and such Person divests as promptly as practicable (as determined in good faith by the Board) a sufficient number of shares of Common Stock of the Company so that such Person would no longer be an “Acquiring Person”. In addition, no person shall be an Acquiring Person if the Board shall have affirmatively determined in light of the intent and purposes of the Plan or other circumstances facing the Company, that such person should not be deemed an Acquiring Person. A person (other than any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii)) will be treated as the beneficial owner of 4.99% or more shares of the Common Stock if, in the determination of the Board, that person would be treated as a “5-percent shareholder” for purposes of Section 382 (substituting “4.99” for “5” each time “five” or “5” is used in or for purposes of Section 382). Notwithstanding the foregoing, the Board may also determine that any Person is an Acquiring Person if such Person becomes the Beneficial Owner of 4.99% (by value) or more of the Company’s stock then outstanding (as the term “stock” is defined in Treasury Regulations Section 1.382-2(a)(3) and 1.382-2T(f)(18)).

The Rights are not exercisable until after the Distribution Date. The Rights will expire upon the earliest of (i) the date on which all of the Rights are redeemed as described below, (ii) the date on which the Rights are exchanged as described below, (iii) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board determines, in its sole discretion, will provide protection for the Company’s tax attributes similar to that provided by the Plan, (iv) the date on which the Board otherwise determines, in its sole discretion, that the Plan is no longer necessary to preserve the Company’s tax attributes, (vi) the beginning of a taxable year of the Company to which the Board determines, in its sole discretion, that none of the Company’s tax attributes may be carried forward because the tax attributes have been fully utilized, (vii) the Close of Business on the day following the certification of the voting results of the Company’s 2024 annual meeting of shareholders or a special meeting of shareholders duly held prior to September 28, 2024, if at such shareholder meeting a proposal to approve the Agreement has not been passed by the vote of the majority of the shares present in person or represented by proxy and entitled to vote thereon, and (viii) September 28, 2026.

The Purchase Price, and the number of Units, shares of Common Stock or other securities or property issuable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution: (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock; (ii) upon the grant to holders of Preferred Stock of certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock; or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above). The Purchase Price is also subject to adjustment from time to time in the event of a Common Stock dividend on, or a subdivision or combination of, the shares of Common Stock.

In the event any Person becomes an Acquiring Person, then each holder of record of a Right, other than the Acquiring Person, will thereafter have the right to receive, upon payment of the Purchase Price, that number of shares of Common Stock having a value at the time the person becomes an Acquiring Person equal to twice the Purchase Price. Any Rights that are or were at any time, on or after the Distribution Date, beneficially owned by an Acquiring Person will become null and void. After such an event, to the extent that insufficient shares of Common Stock are available for the exercise in full of the Rights, holders of Rights will receive upon exercise a number of shares of Common Stock to the extent available and then Units or other securities of the Company, assets, or cash, in proportions determined by the Company, so that the aggregate value received is equal to twice the Purchase Price.

No fractional shares of Common Stock or Units will be required to be issued upon exercise of the Rights and, in lieu thereof, a payment in cash equal to the fraction of the then current value of a share of Common Stock may be made.

At any time after a person becomes an Acquiring Person, the Board may exchange all or part of the outstanding Rights (other than those held by an Acquiring Person) for shares of Common Stock at an exchange rate of one share of Common Stock (and, in certain circumstances, a Unit) for each Right. The Company will promptly give public notice of any exchange (although failure to give notice will not affect the validity of the exchange).

At any time until the close of business on the tenth (10th) calendar day after the day a public announcement or filing is made indicating that a person has become an Acquiring Person (and prior to the giving of notice of the exchange or redemption, as applicable to the holders of the Rights), or thereafter under certain circumstances, the Company may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right.

Immediately upon the action of the Board authorizing exchange or redemption of the Rights, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive (if applicable) the shares of Common Stock of the Company (or Units) issuable in connection with the exchange or the Redemption Price without any interest thereon.

Until the close of business on the tenth (10th) calendar day after the day a public announcement or a filing is made indicating that a person has become an Acquiring Person, or thereafter under certain circumstances, the Company may amend the Rights in any manner. The Company may also amend the Plan after the close of business on the tenth (10th) calendar day after the day a public announcement or filing is made indicating that a person has become an Acquiring Person, to cure ambiguities, to correct defective or inconsistent provisions or to otherwise change or supplement the Plan in any manner that does not adversely affect the interests of holders of the Rights.

Until a Right is exercised, the holder, as such, will have no rights as a shareholder of the Company, including the right to vote or to receive dividends.

The issuance of the Rights should not be taxable to the Company or to shareholders under presently existing federal income tax law. However, if the Rights become exercisable or are redeemed, shareholders may recognize taxable income, depending on the circumstances then existing.

A copy of the Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K filed on September 28, 2023. In addition, a copy of the Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Plan, which is incorporated in this summary description by reference.

Appendix D

EMCORE CORPORATION

AMENDED AND RESTATED 2019 EQUITY INCENTIVE PLAN

1.	PURPOSE OF PLAN

The purpose of this EMCORE Corporation Amended and Restated 2019 Equity Incentive Plan (this “Plan”) of EMCORE Corporation, a New Jersey corporation (the “Corporation”), is to promote the success of the Corporation by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons and to enhance the alignment of the interests of the selected participants with the interests of the Corporation’s stockholders.

2.	ELIGIBILITY

The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3.	PLAN ADMINISTRATION

3.1

The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees (or subcommittees, as the case may be) appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted, subject to the provisions of this Plan and any other policies as the Corporation, the Board or such committee may adopt. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by N.J.S.A. Section 14A:8-1(4) (or successor provision) and any other applicable law, to one or more officers of the Corporation, its authority under this Plan. The Board or another committee (within its delegated authority) may delegate different levels of authority to different committees or persons with administrative and grant authority under this Plan. Unless otherwise provided in the Bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

3.2

Powers of the Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within any express limits on the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a)	determine eligibility and, from among those persons determined to be eligible, determine the particular Eligible Persons who will receive an award under this Plan;

(b)

grant awards to Eligible Persons, determine the price (if any) at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons (in the case of securities-based awards), determine the other specific terms and conditions of awards consistent with the express limits of this Plan, establish the installment(s) (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance-based exercisability or vesting requirements, determine the circumstances in which any performance-based goals (or the applicable measure of performance) will be adjusted and the nature and impact of any such adjustment, determine the extent (if any) to which any applicable exercise and vesting requirements have been satisfied, establish the events (if any) on which exercisability or vesting may accelerate (which may include, without limitation, retirement and other specified terminations of employment or services, or other circumstances), and establish the events (if any) of termination, expiration or reversion of such awards;

(c)	approve the forms of any award agreements (which need not be identical either as to type of award or among participants);

(d)

construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, make any and all determinations under this Plan and any such agreements, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e)	cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f)

accelerate, waive or extend the vesting or exercisability, or modify or extend the term of, any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a retirement or other termination of employment or services, or other circumstances) subject to any required consent under Section 8.6.5;

(g)

adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise waive or change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6 (and subject to the no repricing provision below);

(h)

determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action to approve the award (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action approving the award);

(i)

determine whether, and the extent to which, adjustments are required pursuant to Section 7.1 hereof and take any other actions contemplated by Section 7 in connection with the occurrence of an event of the type described in Section 7;

(j)	acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration (subject to the no repricing provision below); and

(k)	determine the fair market value of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

3.3

Prohibition on Repricing. Notwithstanding anything to the contrary in Section 3.2 and except for an adjustment pursuant to Section 7.1 or a repricing approved by stockholders, in no case may the Administrator (1) amend an outstanding stock option or SAR to reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for an option or SAR with an exercise or base price that is less than the exercise or base price of the original award.

3.4

Binding Determinations. Any determination or other action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan (or any award made under this Plan) and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any other Administrator, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time. Neither the Board nor any other Administrator, nor any member thereof or person acting at the direction thereof, nor the Corporation or any of its Subsidiaries, shall be liable for any damages of a participant should an option intended as an ISO (as defined below) fail to meet the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to ISOs, should any other award(s) fail to qualify for any intended tax treatment, should any award grant or other action with respect thereto not satisfy Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise for any tax or other liability imposed on a participant with respect to an award.

3.5

Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. No director, officer or agent of the Corporation or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.

3.6	Delegation. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

3.7

Minimum Vesting Requirement. Notwithstanding anything to the contrary in Section 3.2 and except as provided in the next sentence, all awards granted under this Plan shall be subject to a minimum vesting requirement for one year, and no portion of any such award may vest earlier than the first anniversary of the grant date of the award (the “Minimum Vesting Requirement”). The Minimum Vesting Requirement shall not apply to 5% of the total number of shares available under this Plan.

4.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS

4.1

Shares Available. Subject to the provisions of Section 7.1, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2

Aggregate Share Limit. The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan (the “Share Limit”) is equal to the sum of the following:

(1)	17,152,160 shares of Common Stock, plus

(2)

the number of any shares subject to stock options granted under the Corporation’s 2012 Equity Incentive Plan, as amended or amended and restated (the “2012 Plan”) and the Corporation’s 2010 Equity Incentive Plan, as amended (the “2010 Plan” and together with the 2012 Plan, the “Prior Plans”) that were outstanding on March 22, 2019 (the date of initial stockholder approval of this Plan, the “Stockholder Approval Date”) which expire, or for any reason are cancelled or terminated, after the Stockholder Approval Date without being exercised, plus

(3)

the number of any shares subject to restricted stock and restricted stock unit awards granted under the Prior Plans that were outstanding and unvested on the Stockholder Approval Date and that are forfeited, terminated, cancelled or otherwise reacquired by the Corporation without having become vested, after the Stockholder Approval Date.

provided that in no event shall the Share Limit exceed 18,455,420 shares (which is the sum of the 17,152,160 shares set forth above, plus the aggregate number of shares subject to awards previously granted and outstanding under the Prior Plans as of the Stockholder Approval Date).

4.3	Additional Share Limits. The following limits also apply with respect to awards granted under this Plan. These limits are in addition to, not in lieu of, the aggregate Share Limit in Section 4.2.

(a)	The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is 17,152,160 shares.

(b)

Notwithstanding any other provision of the Plan to the contrary, the maximum value of Awards granted under the Plan during a calendar year to a non-employee Director for services on the Board, taken together with any cash fees paid by the Corporation to such non-employee Director during such calendar year for services on the Board, shall not exceed $800,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards), including for this purpose the value of any Awards that are received in lieu of payment of all or a portion of his or her regular annual retainer, additional retainer paid in connection with service on any committee of the Board, or other cash fees. For purposes of this Section 4.3(b), a “non-employee director” is an individual who, on the grant date of the award, is a member of the Board who is not then an officer or employee of the Corporation or one of its Subsidiaries. For purposes of this Section 4.3(b), “grant date fair value” means the value of the award as of the date of grant of the award and as determined using the equity award valuation principles applied in the Corporation’s financial reporting. The limits of this Section 4.3(b) do not apply to, and shall be determined without taking into account, any award granted to an individual who, on the grant date of the award, is an officer or employee of the Corporation or one of its Subsidiaries. The limits of this Section 4.3(b) apply on an individual basis and not on an aggregate basis to all non-employee directors as a group.

4.4	Share-Limit Counting Rules. The Share Limit shall be subject to the following provisions of this Section 4.4:

(a)

Shares that are subject to or underlie awards granted under this Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall not be counted against the Share Limit and shall be available for subsequent awards under this Plan.

(b)

To the extent that shares of Common Stock are delivered pursuant to the exercise of a stock appreciation right granted under this Plan, the total number of underlying shares subject to such stock appreciation right shall be counted against the Share Limit. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised in full at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be counted against the Share Limit with respect to such exercise.)

(c)

Shares that are exchanged by a participant or withheld by the Corporation as full or partial payment in connection with any stock option or stock appreciation right granted under this Plan, as well as any shares exchanged by a participant or withheld by the Corporation or one of its Subsidiaries to satisfy the tax withholding obligations related to any stock option or stock appreciation right granted under this Plan, shall be counted against the Share Limit and shall not be available for subsequent awards under this Plan. Shares that are exchanged by a participant or withheld by the Corporation as full or partial payment in connection with any “full-value award” granted under this Plan, as well as any shares exchanged by a participant or withheld by the Corporation or one of its Subsidiaries to satisfy the tax withholding obligations related to any full-value award granted under this Plan, shall be counted against the Share Limit and shall not be available for subsequent awards under this Plan.

(d)

In addition, shares that are exchanged by a participant or withheld by the Corporation after the Stockholder Approval Date as full or partial payment in connection with any award granted under the Prior Plans, as well as any shares exchanged by a participant or withheld by the Corporation or one of its Subsidiaries after the Stockholder Approval Date to satisfy the tax withholding obligations related to any award granted under the Prior Plans, shall not be available for new awards under this Plan.

(e)

To the extent that an award granted under this Plan is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the Share Limit and shall be available for subsequent awards under this Plan.

(f)

In the event that shares of Common Stock are delivered in respect of a dividend equivalent right granted under this Plan, the number of shares delivered with respect to the award shall be counted against the Share Limit. (For purposes of clarity, if 1,000 dividend equivalent rights are granted and outstanding when the Corporation pays a dividend, and 50 shares are delivered in payment of those rights with respect to that dividend, 50 shares shall be counted against the Share Limit). Except as otherwise provided by the Administrator, shares delivered in respect of dividend equivalent rights shall not count against any individual award limit under this Plan other than the aggregate Share Limit.

(g)	The Corporation may not increase the Share Limit by repurchasing shares of Common Stock on the market (by using cash received through the exercise of stock options or otherwise).

Refer to Section 8.10 for application of the share limits of this Plan, including the limits in Sections 4.2 and 4.3, with respect to assumed awards. Each of the numerical limits and references in Sections 4.2 and 4.3, and in this Section 4.4, is subject to adjustment as contemplated by Section 4.3, Section 7 and Section 8.10.

4.5

No Fractional Shares; Minimum Issue. Unless otherwise expressly provided by the Administrator, no fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan. The Administrator may from time to time impose a limit (of not greater than 100 shares) on the minimum number of shares that may be purchased or exercised as to awards (or any particular award) granted under this Plan unless (as to any particular award) the total number purchased or exercised is the total number at the time available for purchase or exercise under the award.

5.	AWARDS

5.1

Type and Form of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1    Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The agreement evidencing the grant of an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.4.

5.1.2    Additional Rules Applicable to ISOs. To the extent that the aggregate fair market value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted. If an otherwise-intended ISO fails to meet the applicable requirements of Section 422 of the Code, the option shall be a nonqualified stock option.

5.1.3    Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over the “base price” of the award, which base price shall be set forth in the applicable award agreement and shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the SAR. The maximum term of a SAR shall be ten (10) years.

5.1.4    Other Awards; Dividend Equivalent Rights. The other types of awards that may be granted under this Plan include: (a) stock bonuses, restricted stock, performance stock, stock units, restricted stock units, deferred shares, phantom stock or similar rights to purchase or acquire shares, whether at a fixed or variable price (or no price) or fixed or variable ratio related to the Common Stock, and, subject to the Minimum Vesting Requirement, any of which may (but need not) be fully vested at grant or vest upon the passage of time, the occurrence of one or more events, the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) cash awards. The types of cash awards that may be granted under this Plan include the opportunity to receive a payment for the achievement of one or more goals established by the Administrator, on such terms as the Administrator may provide, as well as discretionary cash awards. Dividend equivalent rights may be granted as a separate award or in connection with another award under this Plan; provided, however, that dividend equivalent rights may not be granted as to a stock option or SAR granted under this Plan. In addition, any dividends and/or dividend equivalents as to the portion of an award that is subject to unsatisfied vesting requirements will be subject to termination and forfeiture to the same extent as the corresponding portion of the award to which they relate in the event the applicable vesting requirements are not satisfied.

5.1.5    Performance Goals. The grant, vesting, exercisability or payment of an award may (but need not) depend on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using business criteria as selected by the Administrator in its sole discretion.

5.2

Award Agreements. Each award shall be evidenced by a written or electronic award agreement or notice in a form approved by the Administrator (an “award agreement”), and, in each case and if required by the Administrator, executed or otherwise electronically accepted by the recipient of the award in such form and manner as the Administrator may require.

5.3

Deferrals and Settlements. Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions (if any) as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

5.4

Consideration for Common Stock or Awards. The purchase price (if any) for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

(a)	services rendered by the recipient of such award;

(b)	cash, check payable to the order of the Corporation, or electronic funds transfer;

(c)	notice and third party payment in such manner as may be authorized by the Administrator;

(d)	the delivery of previously owned shares of Common Stock;

(e)	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

(f)

subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay any purchase or exercise price of any award or shares by any method other than cash payment to the Corporation.

5.5

Definition of Fair Market Value. For purposes of this Plan, “fair market value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price (in regular trading) for a share of Common Stock on the Nasdaq Stock Market (the “Market”) for the date in question or, if no sales of Common Stock were reported on the Market on that date, the closing price (in regular trading) for a share of Common Stock on the Market for the next preceding day on which sales of Common Stock were reported on the Market. The Administrator may, however, provide with respect to one or more awards that the fair market value shall equal the closing price (in regular trading) for a share of Common Stock on the Market on the last trading day preceding the date in question or the average of the high and low trading prices of a share of Common Stock on the Market for the date in question or the most recent trading day. If the Common Stock is no longer listed or is no longer actively traded on the Market as of the applicable date, the fair market value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances. The Administrator also may adopt a different methodology for determining fair market value with respect to one or more awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

5.6	Transfer Restrictions.

5.6.1    Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.6 or required by applicable law: (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.6.2    Exceptions. The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing. Any permitted transfer shall be subject to compliance with applicable federal and state securities laws and shall not be for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting interests are held by the Eligible Person or by the Eligible Person’s family members).

5.6.3    Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.6.1 shall not apply to:

(a)	transfers to the Corporation (for example, in connection with the expiration or termination of the award);

(b)

the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution;

(c)	subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if received by the Administrator;

(d)	if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative; or

(e)

the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and any limitations imposed by the Administrator.

5.7	International Awards. One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator from time to time. The awards so granted need not comply with other specific terms of this Plan, provided that stockholder approval of any deviation from the specific terms of this Plan is not required by applicable law or any applicable listing agency.

6.	EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE ON AWARDS

6.1

General. The Administrator shall establish the effect (if any) of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries, is not a member of the Board, and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.2

Events Not Deemed Terminations of Employment. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, or except as otherwise required by applicable law, the employment relationship shall not be considered terminated in the case of: (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law or the Administrator otherwise provides, such leave is for a period of not more than three months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of any applicable maximum term of the award.

6.3

Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status unless the Subsidiary that is sold, spun-off or otherwise divested (or its successor or a direct or indirect parent of such Subsidiary or successor) assumes the Eligible Person’s award(s) in connection with such transaction.

7.	ADJUSTMENTS; ACCELERATION

7.1	Adjustments.

(a)

Subject to Section 7.2, upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, conversion or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock; or any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall equitably and proportionately adjust: (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan); (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any outstanding awards; (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any outstanding awards; and/or (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding awards.

(b)

Without limiting the generality of Section 3.4, any good faith determination by the Administrator as to whether an adjustment is required in the circumstances pursuant to this Section 7.1, and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

7.2	Corporate Transactions—Assumption and Termination of Awards.

(a)

Upon the consummation of a Change in Control, the Administrator may make provision for a cash payment in settlement of, or for the termination, assumption, substitution or exchange of any or all outstanding awards or the cash, securities or property deliverable to the holder of any or all outstanding awards, based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Common Stock upon or in respect of such event. Upon the consummation of a Change in Control in connection with which the Administrator has made provision for the award to be terminated (and the Administrator has not made a provision for the substitution, assumption, exchange or other continuation or settlement of the award): (1) unless otherwise provided in the applicable award agreement, or any applicable change of control, employment or severance agreement, each then-outstanding option and SAR shall become fully vested, all shares of restricted stock then outstanding shall fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall become payable to the holder of such award (with any performance goals applicable to the award in each case being deemed met, unless otherwise provided in the award agreement, at the “target” performance level); and (2) each award (including any award or portion thereof that, by its terms or pursuant to the terms of any applicable change of control, employment or severance agreement, does not accelerate and vest in the circumstances) shall terminate upon the related event; provided that the holder of an option or SAR shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding vested options and SARs (after giving effect to any accelerated vesting required in the circumstances) in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of the impending termination be required and any acceleration of vesting and any exercise of any portion of an award that is so accelerated may be made contingent upon the actual occurrence of the event).

(b)

For purposes of this Section 7.2, an award shall be deemed to have been “assumed” if (without limiting other circumstances in which an award is assumed) the award continues after an event referred to above in this Section 7.2, and/or is assumed and continued by the surviving entity following such event (including, without limitation, an entity that, as a result of such event, owns the Corporation or all or substantially all of the Corporation’s assets directly or through one or more subsidiaries (a “Parent”)), and confers the right to purchase or receive, as applicable and subject to vesting and the other terms and conditions of the award, for each share of Common Stock subject to the award immediately prior to the event, the consideration (whether cash, shares, or other securities or property) received in the event by the stockholders of the Corporation for each share of Common Stock sold or exchanged in such event (or the consideration received by a majority of the stockholders participating in such event if the stockholders were offered a choice of consideration); provided, however, that if the consideration offered for a share of Common Stock in the event is not solely the ordinary common stock of a successor corporation or a Parent, the Administrator may provide for the consideration to be received upon exercise or payment of the award, for each share subject to the award, to be solely ordinary common stock of the successor corporation or a Parent equal in fair market value to the per share consideration received by the stockholders participating in the event.

(c)

The Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award. In the case of an option, SAR or similar right as to which the per share amount payable upon or in respect of such event is less than or equal to the exercise or base price of the award, the Administrator may terminate such award in connection with an event referred to in this Section 7.2 without any payment in respect of such award.

(d)

In any of the events referred to in this Section 7.2, the Administrator may take such action contemplated by this Section 7.2 prior to such event (as opposed to on the occurrence of such event) to the extent that the Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares. Without limiting the generality of the foregoing, the Administrator may deem an acceleration and/or termination to occur immediately prior to the applicable event and, in such circumstances, will reinstate the original terms of the award if an event giving rise to an acceleration and/or termination does not occur.

(e)	Without limiting the generality of Section 3.4, any good faith determination by the Administrator pursuant to its authority under this Section 7.2 shall be conclusive and binding on all persons.

(f)

The Administrator may override the provisions of this Section 7.2 by express provision in the award agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the award agreement or otherwise, in such circumstances as the Administrator may approve. The portion of any ISO accelerated in connection with an event referred to in this Section 7.2 (or such other circumstances as may trigger accelerated vesting of the award) shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

(g)	Unless otherwise defined in the applicable award agreement, for purposes of the Plan and any award hereunder, “Change in Control” means the occurrence of any of the following:

(i)

an acquisition in one transaction or a series of related transactions (other than directly from the Corporation or pursuant to awards granted under the Plan or other similar awards granted by the Corporation under the Prior Plans) of any outstanding voting securities of the Corporation entitled to vote generally in the election of the Board (“Voting Securities”) by any “Person” (as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person has Beneficial Ownership (as described in Rule 13d-3 promulgated under the Exchange Act, including correlative terms) of fifty percent (50%) or more of the combined voting power of the Corporation’s then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred hereunder, Voting Securities which are acquired in a Non-Control Acquisition shall not constitute an acquisition that would cause a Change in Control. “Non-Control Acquisition” means an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (1) the Company or (2) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (a “Related Entity”), (B) the Company or any Related Entity, or (C) any person in connection with a Non-Control Transaction;

(ii)

the individuals who, immediately prior to the Effective Date, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election, by the Corporation’s common stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(iii)	the consummation of:

(A)	a merger, consolidation or reorganization involving the Corporation unless:

1.	the stockholders of the Corporation, immediately before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger,

consolidation or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

2.

the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation Beneficially Owning, directly or indirectly, a majority of the voting securities of the Surviving Corporation, and

3.

no Person, other than (i) the Corporation, (ii) any Related Entity, (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Corporation, the Surviving Corporation, or any Related Entity or (iv) any Person who, together with its Affiliates, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities, owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities (a transaction described in clauses (1) through (3) above is referred to herein as a “Non-Control Transaction”);

(iv)	a complete liquidation or dissolution of the Corporation; or

(v)

the sale or other disposition of all or substantially all of the assets or business of the Corporation to any Person (other than a transfer to a Related Entity or the distribution to the Corporation’s stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Corporation which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Corporation, and (1) before such share acquisition by the Corporation the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities in a related transaction or (2) after such share acquisition by the Corporation the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities which in either case increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall be deemed to occur. Solely for purposes of this Change in Control definition, (x) “Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person; (y) any “Relative” (for this purpose, “Relative” means a spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for this purpose; and (z) neither the Corporation nor any Person controlled by the Corporation shall be deemed to be an Affiliate of any holder of Common Stock.

8.	OTHER PROVISIONS

8.1

Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including, but not limited to, state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2

No Rights to Award. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3

No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4

Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5

Tax Withholding. Upon any exercise, vesting, or payment of any award, or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon any other tax withholding event with respect to any award, arrangements satisfactory to the Corporation shall be made to provide for any taxes the Corporation or any of its Subsidiaries may be required or permitted to withhold with respect to such award event or payment. Such arrangements may include (but are not limited to) any one of (or a combination of) the following:

8.5.1     (a) The Corporation or one of its Subsidiaries shall have the right to require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Corporation or one of its Subsidiaries may be required or permitted to withhold with respect to such award event or payment.

8.5.2     (b) The Corporation or one of its Subsidiaries shall have the right to deduct from any amount otherwise payable in cash (whether related to the award or otherwise) to the participant (or the participant’s personal representative or beneficiary, as the case may be) the amount of any taxes which the Corporation or one of its Subsidiaries may be required or permitted to withhold with respect to such award event or payment.

8.5.3     (c) In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) require or grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, that the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy any applicable withholding obligation on exercise, vesting or payment.

8.6	Effective Date, Termination and Suspension, Amendments.

8.6.1    Effective Date. This Plan was originally effective as of December 14, 2018, the date of its original approval by the Board (the “Effective Date”). This amended version of this Plan is effective as of January 10, 2024, the date this amended version of this Plan was approved by the Board (the “Amendment Date”). This Plan shall be submitted for and subject to stockholder approval no later than twelve months after the Amendment Date. Unless earlier terminated by the Board and subject to any extension that may be approved by stockholders, this Plan shall terminate at the close of business on December 9, 2028. After the termination of this Plan either upon such stated termination date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2    Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3    Stockholder Approval. To the extent then required by applicable law or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

8.6.4    Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the no-repricing provision of Section 3.3.

8.6.5    Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or amendment of any outstanding award agreement shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7

Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. Except as expressly required by Section 7.1 or otherwise expressly provided by the Administrator, no adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8	Governing Law; Severability.

8.8.1    Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of New Jersey, notwithstanding any New Jersey or other conflict of law provision to the contrary.

8.8.2    Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.9

Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10

Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect adjustments giving effect to the assumption or substitution consistent with any conversion applicable to the common stock (or the securities otherwise subject to the award) in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted or assumed by an acquired company (or previously granted or assumed by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.

8.11

Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12

No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect, or restrict in any way the right or power of the Corporation or any Subsidiary (or any of their respective shareholders, boards of directors or committees thereof (or any subcommittees), as the case may be) to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, (f) any other award, grant, or payment of incentives or other compensation under any other plan or authority (or any other action with respect to any benefit, incentive or compensation), or (g) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action. Awards need not be structured so as to be deductible for tax purposes.

8.13

Other Company Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans, arrangements or authority of the Corporation or its Subsidiaries.

8.14

Clawback Policy. The awards granted under this Plan are subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of awards or any shares of Common Stock or other cash or property received with respect to the awards (including any value received from a disposition of the shares acquired upon payment of the awards).

8.15

Administrative Discretion. Notwithstanding Section 3.7, the Minimum Vesting Requirement shall not limit or restrict the Administrator’s discretion to accelerate the vesting of any awards granted under this Plan in circumstances it determines to be appropriate (whether in connection with a transaction, termination of employment or for any other reason).

8.16

Section 409A. Each award that provides for “nonqualified deferred compensation” within the meaning of Section 409A of the Code (“Section 409A”) shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. If any amount under such an award is payable upon a “separation from service” (within the meaning of Section 409A) to a participant who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six (6) months and one day after the Participant’s separation from service, or (ii) the participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties, and/or additional tax imposed pursuant to Section 409A. In addition, the settlement of any such award may not be accelerated except to the extent permitted by Section 409A.

P.O. BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go • To: www.proxypush.com/EMKR • Cast your vote online • Have your Proxy Card ready Follow the simple instructions to record your vote PHONE    Call 1-855-635-6594 • • Use any touch-tone telephone • Have your Proxy Card ready Follow the simple recorded instructions MAIL • • Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided EMCORE Corporation Annual Meeting of Shareholders For Shareholders of Record as of January 16, 2024 DATE: Friday, March 15, 2024 TIME: 8:00 AM, Pacific Time PLACE: Hilton Pasadena, 168 S. Los Robles Ave., Pasadena, CA 91101 This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Jeffrey Rittichier, Tom Minichiello and Ryan Hochgesang (the “Named Proxies”), and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of EMCORE Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting and any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

EMCORE Corporation Annual Meeting of Shareholders Please make your marks like this using dark black pencil or pen only: X THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR ON PROPOSALS, 2, 3, 4, 5, 6 AND 7 BOARD OF DI RECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. Election of directors. FOR WITHHOLD 1.01 Cletus C. Glasener FOR 1.02 Bruce E. Grooms FOR 1.03 Noel Heiks FOR 1.04 Rex S. Jackson FOR 1.05 Jeffrey Rittichier FOR 1.06 Jeffrey J. Roncka FOR FOR AGAINST ABSTAIN 2. Approval of an amendment to the EMCORE Corporation Restated Certificate of Incorporation, as FOR amended (the “Certificate of Incorporation”) to effect, at the sole discretion of the Board of Directors, a reverse stock split of the Company’s outstanding common stock at a ratio ranging from 5:1 to 12:1, with such ratio to be determined by the Board of Directors; 3. Approval of, subject to the Board of Directors’ discretion to adopt, an amendment to the FOR Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 150,000,000 shares; 4. Ratification of the Company’s Section 382 Tax Benefits Preservation Plan; 5. Approval of an amendment to the EMCORE Corporation Amended and Restated 2019 Equity FOR Incentive Plan to increase the number of shares of common stock available for issuance under the plan by 7,890,000 shares; 6. Approval of, on an advisory basis, the executive compensation of the Company’s named FOR executive officers; and 7. Ratification of the appointment of CohnReznick LLP as the Company’s independent registered FOR public accounting firm for the fiscal year ending September 30, 2024. NOTE: In their discretion, the proxies are authorized to vote upon and transact such other business as may properly come before the Annual Meeting of Shareholders and any adjournments or postponements thereof. Check here if you would like to attend the meeting in person. Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date